As filed with the Securities and Exchange Commission on April 29, 2009

Registration Nos. 333-85183

and 811-09547

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940
Amendment No. 13	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Brian F. Kreger, Esq.

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2009, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable annuity contracts.

Prospectus

May 1, 2009

Farmers Variable Annuity

Individual Flexible Premium Variable Annuity

Issued by

Farmers New World Life Insurance Company

Through

Farmers Annuity Separate Account A

Home Office	Service Center
3003 – 77th Avenue SE	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments.

Investment Risk — The Contract Value you accumulate under the Contract will fluctuate daily, based on the investment performance of the subaccounts of the Farmers Annuity Separate Account A (the “variable account”) in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

This Contract has 49 funding choices – one fixed account (paying a guaranteed minimum fixed rate of interest) and 48 subaccounts (12 of which are closed to new investors. Please see “Subaccounts Closed to New Investors”).

The subaccounts invest in the following 48 portfolios:

☐	Calvert Variable Series, Inc.

Social Mid Cap Growth Portfolio *, **

☐	Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

Quality Bond Portfolio **

☐	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

☐	DWS Variable Series I - (Class A Shares)

DWS Bond VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP **

DWS International VIP

☐	DWS Variable Series II - Class A Shares

DWS Dreman High Return Equity VIP (effective 6-1-09, DWS Strategic Value VIP)

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

DWS Small Cap Growth VIP **

☐	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

☐	Fidelity VIP Freedom Funds – Service Class 2 Shares

Fidelity VIP Freedom 2005 Portfolio

Fidelity VIP Freedom 2010 Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2025 Portfolio

Fidelity VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Income Portfolio

☐	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager 85% Portfolio

☐	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small-Mid Cap Growth Securities Fund

Franklin Small Cap Value Securities Fund

Templeton Developing Markets Securities Fund **

Templeton Global Asset Allocation Fund

☐	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Capital Growth Fund **

Goldman Sachs Mid Cap Value Fund **

Goldman Sachs Structured Small Cap Equity Fund

☐	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

Janus Aspen Enterprise Portfolio (formerly, Mid Cap Growth Portfolio) (Service Shares) **

☐	PIMCO Variable Insurance Trust – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Portfolio

☐	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

PVC Equity Income Account (formerly, PVC Equity Income Account I) **

PVC MidCap Stock Account **

PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account) **

PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund) **

☐	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* Effective after the close of business on September 26, 2007, the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio was merged into the existing Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio.

** The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

A prospectus for each of the portfolios available through this Contract must accompany this prospectus. Please read these documents before investing and save them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2009

(known as the “SAI”). For a free copy of the SAI, contact us at:

Farmers New World Life Insurance Company

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-

0330 for information about the SEC’s public reference room.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

i

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit. An accounting unit we use to calculate subaccount values during the pay-in period. It measures the net investment results of each of the subaccounts.

annuitant. You are the annuitant, unless you state otherwise in your application. Before any annuity payments begin, the annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint annuitants.

annuity start date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

beneficiary The person you select to receive the death benefit if you or the last surviving annuitant dies before the annuity start date.

business day/valuation day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

cash value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company

Contract month, year or anniversary. A month, year or anniversary as measured from the issue date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the variable account and the fixed account.

final annuity date. The Contract anniversary when the oldest annuitant is age 95.

fixed account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

fixed account value. Your Contract Value in the fixed account.

free withdrawal amount. An amount you can withdraw each Contract year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

issue date. The date on which we credit the initial premium payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the fixed account, or to the fixed account and the subaccounts you selected on your application.

1

net investment factor. The factor we use to determine the value of an accumulation unit at the end of each valuation period. We determine the net investment factor separately for each subaccount.

NYSE. The New York Stock Exchange

pay-in period. The period that begins when we issue your Contract and ends on the annuity start date. During the pay-in period, earnings accumulate on a tax-deferred basis until you take money out.

payout period. The period beginning on the annuity start date during which you or the person you designate will receive annuity payments.

Portfolio. A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

premium payment. Amount you pay to us for the Contract. When we use the term “premium payment” in this prospectus, it means a premium payment less any applicable premium taxes.

qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Contract. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A subdivision of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each business day and ends at the close of regular trading on the NYSE on the next business day.

variable account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

variable account value. The portion of the total value of your Contract that is allocated to the subaccounts of the variable account.

written notice. The written notice you must sign and send to us to request or exercise your rights as owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner). The person(s) entitled to exercise all rights as owner under the Contract.

2

Summary

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this prospectus and in the Statement of Additional Information (“SAI”). Please read the remainder of this prospectus carefully.

Your Contract in General

Tax-Deferred Accumulation. This annuity is a contract between you (the Contract owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value.

Annuity Pay-in and Payout Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” period and the “payout” period. During the pay-in period, you can allocate money to any combination of investment alternatives offered under the Contract. The payout period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options. The money you can accumulate during the pay-in period will directly determine the dollar amount of any annuity payments you receive.

Death Benefit. The Contract also offers a death benefit payable if any owner or the last surviving annuitant dies before the annuity start date. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving annuitant dies before the annuity start date.

Retirement Savings Vehicle. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. You should not purchase this Contract if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2.

Fixed Account. You may place money in the fixed account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by some of the fees and charges we assess. The fixed account is part of our general account.

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 48 subaccounts listed on the cover page. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the annuity start date. We may limit the total premium(s) paid to us during any Contract year. You may also choose to have premiums deducted directly from your bank account.

Right-to-Examine Period. You may cancel your Contract for a refund during the “right-to-examine period” by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the issued Contract. If you decide to cancel the Contract during the right-to-examine period, we will generally refund an amount equal to the greater of Contract Value at the end of the business day on which we receive the returned

3

Contract at our Home Office or the sum of all premiums you have paid into the Contract. The terms of the right-to-examine period may be different for Contract owners over age 60 who purchase their Contract in California.

How to Invest. You may obtain a Contract application from your licensed Farmers agent who is also a registered representative. We will not issue a Contract if you are older than age 90 on the issue date.

Death Benefit

Standard Death Benefit. Unless you purchase the optional Guaranteed Minimum Death Benefit rider, we will pay the standard death benefit to the beneficiary on the death of either any owner or the last surviving annuitant before the annuity start date. If the last surviving annuitant (or an owner who is an annuitant) dies before his or her 80 th birthday, we will pay the standard death benefit, which equals the greater of:

¡	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method; or
¡	the minimum death benefit totaling the sum of all premiums paid, minus proportional reductions for withdrawals.

In all other cases (including the death of an owner who is not an annuitant), the standard death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method.

Optional Guaranteed Minimum Death Benefit. On your application, you may select for an additional fee the optional Guaranteed Minimum Death Benefit. This rider may not be available in all states, and may vary by state. The Guaranteed Minimum Death Benefit provides an enhanced death benefit only if the last surviving annuitant dies before the annuity start date and before any owner dies. This enhanced death benefit is payable on the death of an owner only if that owner is the first owner to die and is the last surviving annuitant. You may select the Guaranteed Minimum Death Benefit only on your Contract application. If you select this benefit, we will deduct a substantial additional daily charge from the subaccounts at an annual rate of 0.25%.

On the death of the last surviving annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

¡	the standard death benefit described above;
¡	premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant’s 80th birthday; minus proportional reductions for withdrawals; or
¡

the Greatest Anniversary Value on any Contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant’s 80th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving annuitant dies after the Contract anniversary on or next following the annuitant’s 80th birthday. See “Death Benefits.”

Death Benefit On or After the Annuity Start Date. Upon the death of the annuitant on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option you selected.

Partial Withdrawals and Surrender

Partial Withdrawals. At any time during the pay-in period, you may submit a written request to withdraw part of your cash value, subject to the following rules. A partial withdrawal may have adverse tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $100.
¡	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
¡	Surrender charges may apply.

4

Surrender. At any time during the pay-in period, you may submit a written request to surrender your Contract and receive its cash value (that is, the Contract Value minus any surrender charge, minus any premium taxes not previously deducted, and minus the Records Maintenance Charge, unless waived). A surrender may have adverse tax consequences and be subject to a surrender charge. Your access to amounts held in qualified Contracts may be restricted or prohibited.

Surrender Charge. We calculate the surrender charge on surrenders and partial withdrawals from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

Number of Complete Years
From Date of Premium
Payment:	0	1	2	3	4	5	6	7	+

Surrender Charge:	7%	6%	5%	5%	4%	3%	2%	0

We do not assess a surrender charge on:

¡	the death benefit;
¡	the withdrawal of premium payments you paid us more than seven years ago;
¡	withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see “Surrender Charge”);
¡	the free withdrawal amount; or
¡	free-look refunds.

Each Contract year, you may withdraw the free withdrawal amount, which is an amount up to the greater of:

¡	Contract Value minus the excess of total premiums over prior withdrawals that were previously assessed a surrender charge; or
¡	10% of the Contract Value determined at the time the withdrawal is requested.

Systematic Payment Plan. You may elect our systematic withdrawal plan option whereby, after the first Contract year, you may receive periodic payments of at least $100 on a monthly basis during the pay-in period.

Transfers

At any time during the pay-in period and after the right-to-examine period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract year from the fixed account.

This Contract and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Contract and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see “Policy and Procedures Regarding Disruptive Trading and Market Timing” below.

—	Your transfer from the subaccounts or the fixed account must be a minimum of $100 or the total value in a subaccount or fixed account, if less.

—	Your Contract Value remaining in a subaccount or the fixed account after a transfer must be at least $500, or we will transfer the total value.

—	You can make a transfer from the fixed account only during the 30 days following a Contract anniversary.

—	You cannot make a transfer from any subaccount to the fixed account during the 6 month period following any transfer from the fixed account into one or more subaccounts.

—	We charge $25 for the 13th and each additional transfer during a Contract year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

5

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract year. We do not include any money allocated to the fixed account in the rebalancing.

Dollar Cost Averaging Program. The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract year.

Annuity Provisions

Annuity Options. You may receive income payments under one of three fixed annuity options beginning on the annuity start date you select. The final annuity date, which is the latest annuity start date you may select, is the Contract anniversary when the oldest annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your cash value on the annuity start date to calculate the amount of your income payments under the annuity option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the pay-in period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender or full withdrawal. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Status.”

Inquiries

If you need additional information, please contact us at:

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll-free) 8:00 a.m. to 6:00 p.m. Eastern Time

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer Contract Value between the subaccounts and/or the fixed account. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Premium Payments	None
Maximum Surrender Charge (as a percentage of your premium payment)[1]	7%
Transfer Fee[2]	$25 after 12 transfers per year

6

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses.

Periodic Charges other than Portfolio Expenses

Records Maintenance Charge[3]	$30
Variable Account Annual Expenses (as a percentage of average daily net assets in the subaccounts)

With Both the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.65%

With Either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.40%

With Standard Death Benefit Only
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.15%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its cash value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the dollar cost averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract year.

[3]

We will also deduct the Records Maintenance Charge on the annuity start date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

[4]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.79%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

7

The expenses shown above are deducted by each underlying portfolio before the portfolio provides us with its daily net asset value. We then deduct applicable variable account charges from the net asset value to calculate the unit value of the corresponding subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the portfolios was provided to us by the portfolios and was not independently verified by us.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including transaction expenses, the Records Maintenance Charge of $30, the Variable Account charges of 1.65%, and maximum Annual Portfolio Operating Expenses of 1.79%.

The Example assumes that you invested $10,000 in the portfolio with the highest expenses, chose the riders with the highest costs, and stayed in those options under the Contract for the time periods indicated. The Example also assumes that your investment earned a steady 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$950	$1,521	$2,188	$3,770

(2)	If you do not surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$352	$1,073	$1,815	$3,770

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). It also does not reflect any taxes or tax penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.056% that is determined by dividing total Record Maintenance Charges collected during 2008 ($188,400) by total average net assets attributable to the Contract during 2008 ($338,009,653).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Distribution Costs

For information concerning the compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

Condensed Financial Information

In Appendix A, we have included a financial history of two sets of accumulation unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of accumulation unit values (that reflect the middle level of Variable Account Annual Expenses) are included in the SAI.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910.

8

Farmers established the variable account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ general account supports the fixed account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Financial Services, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers’ general account. We use our general account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account’s assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective annual rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations.

Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at the current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Farmers Annuity Separate Account A (the “variable account”) as a variable account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the variable account. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of

9

the Federal securities laws. The variable account will receive and invest premium payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the variable account shall be credited to or charged against the variable account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the variable account, these assets are held separately from our other assets and are not part of our general account. The portion of the assets of the variable account equal to the required reserves and other contract liabilities of the variable account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our general account any assets of the variable account that are in excess of such reserves and other liabilities.

The variable account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The variable account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008.

The Portfolios

Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

10

Subaccounts Closed to New Investors

Twelve subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Social Mid Cap Growth Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Quality Bond Portfolio	Dreyfus Variable Investment Fund	September 1, 2008
DWS Growth & Income VIP	DWS Variable Series I	September 1, 2008
DWS Small Cap Growth VIP	DWS Variable Series II	September 1, 2008
Templeton Developing Markets Securities Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Capital Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Aspen Enterprise Portfolio (formerly Mid Cap Growth Portfolio)	Janus Aspen Series	September 1, 2008
PVC Equity Income Account (formerly, PVC Equity Income Account I)	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC MidCap Stock Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account)	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund)	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio [1,2]	Seeks long-term capital appreciation by investing primarily in a nondiversified portfolio of equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Investment adviser is Calvert Asset Management Company, Inc. The subadviser is New Amsterdam Partners LLC.
Dreyfus VIF Developing Leaders Portfolio (Service Class Shares)	Seeks capital growth. Investment adviser is The Dreyfus Corporation. The subadviser is Franklin Portfolio Associates.

11

Portfolio	Investment Objective and Investment Adviser
Dreyfus VIF Quality Bond Portfolio (Service Class Shares) [2]	Seeks to maximize total return, consisting of capital appreciation and current income. Investment adviser is The Dreyfus Corporation. The subadviser is Standish Mellon Asset Management.
DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Dreman High Return Equity VIP (effective 6-1-09, DWS Strategic Value VIP) (Class A Shares)	Seeks to achieve a high rate of total return. Effective 06-01-09, the Portfolio’s main investment strategy will be: Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C. Effective 06-01-09, Deutsche Investment Management Americas, Inc. will replace Dreman Value Management L.L.C. as the portfolio’s subadviser and will assume all day to day advisory responsibilities for the Portfolio.
DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Growth & Income VIP (Class A Shares) [2]	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.
DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.
DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc.
DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Small Cap Growth VIP (Class A Shares) [2]	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas Inc.
Fidelity VIP Growth Portfolio (Service Class Shares)	Seeks to achieve capital appreciation. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index. Investment adviser is Fidelity Management & Research Company. The subadvisers are Geode Capital Management, LLC and FMR Co., Inc.

12

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	Seeks long-term growth of capital. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc
Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP FundsManager 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 50% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 70% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 85% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return. Investment adviser is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. Investment adviser is Franklin Advisers, Inc.
Goldman Sachs Capital Growth Fund (Institutional Class Shares)[2]	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)[2]	Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)	Seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers. Investment adviser is Goldman Sachs Asset Management, L.P.

13

Portfolio	Investment Objective and Investment Adviser
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
Janus Aspen Enterprise Portfolio (formerly, Mid Cap Growth Portfolio) (Service Shares) [2]	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PVC Equity Income Account (formerly, PVC Equity Income Account I) (Class 2 Shares) [2]

Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

PVC MidCap Stock Account (Class 2 Shares) [2]	Seeks to provide long-term capital appreciation. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

14

Portfolio	Investment Objective and Investment Adviser
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account) (Class 2 Shares) [2]

Seeks long-term growth of capital. The investment adviser is Principal Management Corporation and the subadvisers are UBS Global Asset Management (Americas), Inc., Emerald Advisers, Inc., and Essex Investment Management Company, LLC.

PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund) (Class 2 Shares) [2]	Seeks to provide long-term growth of capital. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
Templeton Developing Markets Securities Fund (Class 2 Shares) [2]	Seeks long-term capital appreciation. Investment adviser is Templeton Asset Management, Ltd.
Templeton Global Asset Allocation Fund (Class 2 Shares)	Seeks high total return. Investment adviser is Templeton Investment Counsel, LLC. The subadviser is Franklin Advisers, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation. The subadviser is Mellon Capital Management.

[1]

Effective after the close of business on September 26, 2007, pursuant to shareholder approval, the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio was merged into the existing Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio.

[2]	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance owners and those given by variable annuity contract owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

15

Please read the attached prospectuses for the portfolios to obtain more complete information before you invest.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

—	Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Contracts, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses for the funds for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

—	Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.15% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

16

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	PVC	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

—	Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Contract, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see the “Distribution of the Contracts” section below.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and

17

interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract owners advising you of the action and the reasons we took such action.

Your Contract: The Pay-In Period

The pay-in period begins when we issue your Contract and continues until the annuity start date. The pay-in period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

Purchasing a Contract

To purchase a Contract, you must complete an application and send it with your initial premium to us through any authorized licensed agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Contract, Farmers Financial Solutions, LLC. Contracts also may be sold to or in connection with retirement plans that qualify for special tax treatment.

You may purchase a Contract with a premium payment of $500 or more. The first premium payment is the only one we require you to make.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a selling broker-dealer or registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when your Contract can be issued and your premium is allocated among the investment choices you have selected.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the Contract was to be issued and delivered. If we decline your application, we will refund you the full amount of any premium you have paid.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

We will not issue you a Contract if you are older than age 90 on the issue date.

When We Issue Your Contract

If your application is complete and your premium payment has been received at the Service Center, we will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five business days. If we cannot complete your application within five business days after we receive it, we will return your premium payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

The date we credit your initial premium payment to your Contract is the issue date. In most states, on the issue date we will allocate your initial premium to the subaccounts and the fixed account as you specified on your application.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a qualified Contract, we will allocate the initial premium(s) to the fixed account on

18

the issue date. While held in the fixed account, your premium(s) will be credited with interest at current fixed account rates. The premium(s) will remain in the fixed account for the number of days in your state’s right to examine period, plus 10 days. On the first business day on or after that period, we will reallocate all Contract Value from the fixed account to the subaccounts and fixed account as you selected on the application.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Cancellation – The 10 Day Right-to-Examine Period

You have the right to cancel the Contract for any reason during the “right-to-examine period” by returning it to our Home Office at Mercer Island, Washington. In most states, the right-to-examine period expires 10 days after you receive the Contract. This period will be longer if required by state law. If you decide to cancel the Contract during the right-to-examine period, we will treat the Contract as if we never issued it.

In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a qualified Contract, we will place your premium(s) in the fixed account for the number of days in your state’s right to examine period, plus 10 days. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

Contracts Sold in California. If you purchase your Contract in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Contract. You may cancel the Contract at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Contract.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and the fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Contract fees you paid as of the business day on which we received your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier).

If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Contract. If you decide to cancel this Contract after the right-to-examine period has expired, you will pay surrender charges on that transaction.

Ownership Rights

The Contract belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Contract. The annuitant is the owner unless the application

19

specifies a different person as the owner. The owner may designate the annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the annuitant or owner dies) in the application.

Changing the Owner:

—	You may change the owner by providing a written request to us at any time while the annuitant is alive before the annuity start date.

—	Any change in owner requires our written approval.

—	The change takes effect on the date that the written request is signed.

—	We are not liable for any actions we may have taken before we received the written request.

—	Changing the owner does not automatically change the beneficiary.

Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary:

—	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

—	If the beneficiary dies before the owner/annuitant, then any contingent beneficiary becomes the beneficiary.

—	If both the beneficiary and contingent beneficiary die before the owner/annuitant, then we will pay the death benefit to the owner or the owner’s estate once the death benefit becomes payable.

—

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the owner’s/annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

—	You can change the beneficiary generally by providing us with a written request signed by the owner while the annuitant is living.

—	The request to change the beneficiary must be signed by the owner.

—	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.

—	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.

—	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

—	You may assign Contract rights before the annuity start date.

—	The owner retains any ownership rights that are not assigned.

—	The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

—	Claims under any assignment are subject to proof of interest and the extent of the assignment.

—	The rights of the owner and the beneficiary are subject to the rights of the assignee.

—	We are not bound by any assignment unless duplicate signed forms are filed with us.

—	We are not responsible for the validity of any assignment.

—	We are not liable for any payment we made before we received written notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

20

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

—	conform the Contract, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the variable account is subject;

—	assure continued qualification of the Contract under the Federal tax laws; or

—	reflect a change in the variable account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional premium payment, except that premium payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make premium payments at any time until the earliest of: (a) the annuity start date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers). You must send all premiums to our Service Center.

We will not accept total premium payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a premium payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $300 per year. You can make electronic payments on an annual, semi-annual, quarterly, or monthly basis for the applicable fraction of at least $300, but the total for the year must add up to at least $300.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and/or the fixed account according to the following rules.

—	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the fixed account.

—	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual premium payments to a specific subaccount and/or to the fixed account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the fixed account.

21

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the subaccounts. You should periodically review your premium payment allocation instructions in light of market conditions and your overall financial objectives.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a qualified Contract, we will allocate the initial premium(s) to the fixed account on the issue date. While held in the fixed account, your premium(s) will be credited with interest at the current fixed account rates. The premium(s) will remain in the fixed account for the number of days in your state’s right-to-examine period, plus 10 days. On the first business day on or after that period, we will reallocate all Contract Value from the fixed account to the subaccounts as you selected on the application.

If your state only requires return of Contract Value in event you exercise your right to cancel the Contract, we will allocate the initial premium(s) as you instructed in the application on the issue date. The initial premium will be credited using the accumulation unit value next computed at the end of the business day that we issue your Contract. Our business day usually closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time).

We credit any premiums you make to your Contract after the date of reallocation (or after the issue date, if applicable) using the accumulation unit value next computed at the end of a business day on which we receive them at our Service Center. Our business day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional premium payments after the close of a business day, we will calculate and credit them as of the end of the next business day.

Your Contract Values

Contract Value

Your Contract Value:

—

varies from day to day, depending on the investment performance of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Contract transactions (such as additional premium payments, transfers, and partial withdrawals);

—	serves as the starting point for calculating values under a Contract;

—	equals the sum of all values in each subaccount and the fixed account;

—	is determined on the issue date and on each business day;

—	on the issue date, equals the initial premium less any premium tax due; and

—	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each business day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the accumulation unit value of that subaccount at the end of the business day.

The number of accumulation units in any subaccount on any business day equals:

—	the initial accumulation units purchased at the unit value on the issue date; plus

—	accumulation units purchased with additional premiums; plus

—	accumulation units purchased via transfers from another subaccount or the fixed account; minus

—	accumulation units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that business day; minus

—	accumulation units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus

—	accumulation units redeemed as part of a transfer to another subaccount, or the fixed account, and any applicable transfer fee.

22

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the accumulation unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The accumulation unit value of each subaccount was originally established at the value shown in Appendix A. The accumulation unit value may increase or decrease from one Valuation Period to the next. The accumulation unit value for each subaccount is recalculated at the end of each business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined. The new accumulation unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the SAI.

We determine a separate accumulation unit value for each subaccount. We will also determine separate sets of accumulation unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the issue date, your fixed account value is equal to the premiums paid.

Your fixed account value at the end of any Valuation Period (before the annuity start date) is equal to:

—	the total of premiums allocated to the fixed account; minus

—	any applicable premium taxes; plus

—	amounts transferred from the subaccounts; increased by

—	any credited interest; and decreased by

—	any transfers and withdrawals from the fixed account, and by any charges deducted from the fixed account.

Your Contract’s guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

The mortality risk we assume is that annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the annuity start date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

23

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as owner inquiries, changes in allocations, owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the variable account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw cash value before the annuity start date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving annuitant.

As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make premium payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total premium payments because of negative investment performance.

24

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the fixed account in which the Contract is invested based on the remaining Contract Value in each subaccount and the fixed account, unless you request otherwise.

Free Withdrawal Amount

In any Contract year before the annuity start date, you may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the free withdrawal amount. Each Contract year, the free withdrawal amount is an amount up to the greater of:

—	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

—	10% of the Contract Value determined at the time the withdrawal is requested.

Any premium that has been held by us for more than seven years will be subject to a 0% Surrender Charge Percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the issue date. No subsequent premiums are paid.

Partial Withdrawal Example. The owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The free withdrawal amount is the larger of (a) and (b):

(a)  $12,700 – $10,000 = $2,700

(b)  (10%)($12,700)     = $1,270

The free withdrawal amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000 - $2,700)(5%) = $65

The owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the free withdrawal amount). The surrender charge is calculated as follows:

($12,700 - $2,700)(5%)/1.05 = $476.19

The owner would receive $12,700 - $476.19 - $30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The free withdrawal amount is the larger of (a) and (b):

(a)  $8,000 - $10,000 = $-2,000

(b)  (10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000 - $800)(5%)/1.05 = $342.86

The owner would receive $8,000 - $342.86 - $30 = $7,627.14

Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2. They also may be subject to federal income tax.

25

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

—	after an annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

—

(after one year from the effective date of the rider) if an annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract year before the annuity start date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the fixed account based on the proportion that the value in each subaccount and the fixed account bears to the total Contract Value. We will also deduct this charge on the annuity start date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2008, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.79% of average daily portfolio assets. See the prospectuses for the portfolios for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

—	from premium payments as we receive them,

—	from Contract Value upon surrender or partial withdrawal,

—	on the annuity start date, or

—	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the variable account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the variable account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

26

Transfers

After the right-to-examine period has expired and before the annuity start date, you may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions.

—	You may make an unlimited number of transfers in a Contract year from the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

—

You may only make one transfer each Contract year from the fixed account (unless you choose dollar cost averaging) during the 30 days following a Contract anniversary. We measure a Contract year from the anniversary of the issue date.

—	You may not make a transfer into the fixed account during the six months following any transfer you make out of the fixed account to any subaccount(s).

—	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

—

You must transfer at least the lesser of $100, or your total value in the subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or fixed account below $500, we will transfer the entire amount in the subaccount.

—

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract year. Any unused free transfers do not carry over to the next Contract year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

—	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

—

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

—	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

27

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the annuity start date. Your AAR instructions are effective on the business day we receive them at the Service Center.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the pay-in period. You may cancel your participation in the program at any time.

You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost

28

averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 business days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account under this program must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this dollar cost averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

—	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

—	We will employ reasonable procedures to confirm that telephone instructions are genuine.

—

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

—	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

29

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

—

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

—	reduced investment performance due to adverse effects on portfolio management by:

¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

—	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

—	transfers in excess of $250,000 per Contract, per day; and

—	transfers into or out of the following subaccounts in excess of $50,000 per Contract, per day:
¡	DWS Global Opportunities VIP;
¡	DWS International VIP;

30

¡	Templeton Developing Markets Securities Fund;

¡	Templeton Global Asset Allocation Fund; and

¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

—	terminate all telephone, website, email or fax transfer privileges;

—	limit the total number of transfers;

—	place further limits on the dollar amount that may be transferred;

—	require a minimum period of time between transfers; or

—	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

—	impose redemption fees on transfers;

—	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

—	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

31

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the annuity start date, you may make a written request to surrender your Contract for its cash value as calculated at the end of the business day when we receive your request at the Service Center, unless you specify a later business day in your request. You should send your written request to the Service Center. The cash value is the amount we pay when you surrender your Contract.

The cash value on any business day equals:

—	the Contract Value as of such date; minus

—	any surrender charge as of such date; minus

—	any premium taxes not previously deducted; minus

32

—	the Records Maintenance Charge unless waived.

Surrender Conditions:

—	You must make your surrender request in writing.

—	Your written surrender request must contain your signature.

—	You should send your written request to the Service Center.

—	A surrender is effective as of the business day when we receive your written request, unless you request otherwise.

—

You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a premium payment. See the “Fees and Charges” section of this prospectus for more information.

—	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.

—	We will pay you the cash value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Consequences.”

Partial Withdrawals

Before the annuity start date, you may request a withdrawal of part of your cash value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Consequences.”

Partial Withdrawal Conditions:

—	You must make your partial withdrawal request in writing.

—	Your written partial withdrawal request must contain your signature.

—	You should send your written request to the Service Center.

—	You may make only one partial withdrawal each calendar quarter.

—	You must request at least $100.

—	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

—	You may incur surrender charges.

—

You can specify the subaccount(s) and fixed account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

—

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

—	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.

—	We generally will pay a completed partial withdrawal request within seven calendar days after the business day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

33

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total premium payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Surrender Charges” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract year, you can elect to receive regular payments from your Contract Value during the pay-in period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

—	You must complete an enrollment form and send it to the Service Center.

—	You instruct us to withdraw selected amounts from the fixed account or any of the subaccounts.

—	We will make these withdrawals on a monthly basis.

—	You must withdraw at least $100.

—	You must have a minimum balance at least equal to the amount you want to withdraw.

—	We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

—	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The annuity start date is the day that the payout period begins under the annuity option you have selected. If you own a Contract that is not a qualified Contract, you must select the annuity start date on which you will begin to receive annuity payments. The annuity start date can be no later than the final annuity date (the Contract anniversary when the oldest annuitant is age 95).

In the case of an IRA that satisfies Tax Code section 408, the annuity start date must be no later than April 1 of the calendar year following the year in which you reach age 70 1 /2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the annuity start date for Roth IRAs can be no later than the final annuity date.

34

Annuity Options

You must chose an annuity option on or before the annuity start date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the annuity start date while the annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the annuity start date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any annuitant if annuity payments have begun. After the annuity start date, the Contract no longer participates in the variable account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the annuity start date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the final annuity date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the annuity start date, we will use the cash value to calculate your annuity payments under the annuity option you select. Cash value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

—	the form and duration of the annuity option you choose;

—	the age of the annuitant;

—	the sex of the annuitant (if applicable);

—	the amount of your cash value on the annuity start date; and

—	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both annuitants and their adjusted ages at the time we are due to pay the first payment.

35

The adjusted age of the annuitant is determined by calculating the age at the nearest birthday of the annuitant on the annuity start date and subtracting a number that depends on the year in which the annuity start date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the annuitant’s lifetime. When the annuitant dies, we will stop making monthly payments with the last payment due prior to the annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the annuitant on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary.

For qualified Contracts, the period selected cannot be longer than the owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two annuitants are alive. After the death of one of the annuitants, we will continue to make payments for the lifetime of the surviving annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving annuitant’s death.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant’s age (and if applicable, sex or adjusted age).

Other options may be available upon request.

*	It is possible under this option to receive only one annuity payment if the annuitant dies (or annuitants die) before the due date of the second payment or to receive only two annuity payments if the annuitant dies (or annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

—	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

—	income base equals the greater of:

(i)

premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

36

(ii)

the Greatest Anniversary Value for the Contract anniversaries through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint annuitant is over 80 on the annuity start date, the income base on the Contract anniversary coincident with or next following the annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

—	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

—	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*         *         *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the annuitant once the Contract has been in force for ten Contract years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each business day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. For more information, see the “Fees and Charges” section of this prospectus.

Conditions for receiving the Guaranteed Retirement Income Benefit:

—	You must choose an annuity option that provides payments for the lifetime of one or more annuitants with payments guaranteed for a period not to exceed 10 years;
—	For qualified Contracts, the period selected cannot be longer than the owner’s life expectancy, in order to satisfy minimum required distribution rules.
—	You must select an annuity start date that is on or after the 10th Contract anniversary;
—	You must select an annuity start date that occurs within 30 days following a Contract anniversary; and
—

Your annuity start date must be before the annuitant’s 91st birthday and after the annuitant’s 60th birthday. If the annuitant is younger than 44 on the issue date, the annuity start date must be after the 15th Contract anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the annuity start date, the income payments we will pay under the Contract will equal the greater of:

—	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
—	the dollar amount determined by applying the Contract’s cash value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single annuitant, or the lifetimes of two annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two annuitants, then we will use the age of the oldest joint annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than

37

the income that would be provided by applying the Contract’s cash value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s cash value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the pay-in period:

—	the owner or any joint owner dies, or

—	the last surviving annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the owner or annuitant and there is no contingent beneficiary, we will pay the death benefit to the owner or the owner’s estate.

If any owner is a non-natural person, then the death of any annuitant will be treated as the death of an owner.

Take care when naming owners, annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving annuitant (or an owner who is an annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

The Standard Death Benefit equals:

—	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or

—	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

—	the minimum death benefit immediately prior to the withdrawal; multiplied by

—	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an owner who is not an annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving annuitant dies before the annuity start date and before any owner dies. In all other cases, such

38

as the death of an owner who is not the last surviving annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint owners and/or joint annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.	premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant’s 80th birthday, minus proportional reductions for withdrawals; or
3.

the Greatest Anniversary Value on any Contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

—

If the last surviving annuitant dies after the Contract anniversary coincident with or next following that annuitant’s 80th birthday and before the annuity start date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

—	If the last surviving annuitant was older than 80 on the issue date, then no death benefit will be payable under 2 or 3 above.
—	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

¡	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
¡	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

—	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.
—	You must select the Guaranteed Minimum Death Benefit on your Contract application.
—	This death benefit is only payable during the pay-in period and is not available after the annuity start date.
—

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the annuity start date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name. We will provide the beneficiary with a checkbook to access these funds from the special account within

39

seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any owner dies before the annuity start date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole owner but not the annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an owner is a non-natural person, then each annuitant will be treated as an owner for purposes of distributing the death benefit, and any death of an annuitant will be treated as the death of the owner for purposes of these requirements. Moreover, if an annuitant is also an owner, then the death of such annuitant will also be treated as the death of an owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an annuitant dies on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an owner who is not the annuitant dies while an annuitant is still living, we will continue to pay the income payments for the annuitant’s lifetime in the same manner as before such owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the

40

subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

41

—	made on or after the taxpayer reaches age 59½;

—	made on or after the death of an Owner;

—	attributable to the taxpayer’s becoming disabled; or

—	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $6,000 for 2009 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA

42

and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/ 2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. Recent legislation allows for the postponement of a required minimum distribution (RMD) for 2009. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to recent regulatory developments, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this new calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

43

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the pay-in period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

—	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

—	the SEC permits, by an order, the postponement for the protection of owners; or

44

—	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the fixed account for up to six months from the date we receive your written request.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Contracts. Pursuant to this agreement, FFS serves as principal underwriter for the Contracts. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Contracts for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Contracts (e.g., commissions).

Compensation to Broker-Dealers Selling the Contracts. We pay commissions to FFS for sales of the Contracts by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Contract sales by sales representatives of FFS are expected not to exceed 7% of premium payments. Some sales representatives may elect to receive a lower commission on premium payments at the time of payment along with a quarterly or monthly payment based on Contract value for so long as the Contract remains in effect. FFS may be required to return to us first year commissions if the Contract is not continued through the first Contract year. We may pay lower compensation on sales to owners at older ages and at amounts over $1 million.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Contracts.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance products (including this Contract) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Contract, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions we have paid to FFS in connection with its exclusive offering of the Contracts and other Farmers variable life insurance products.

45

The prospect of receiving, or the actual receipt of the additional compensation, may provide FFS and/or its sales representatives with an incentive to recommend the Contracts to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Contract owners or the variable account to cover commissions and other incentives or payments described above in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contract.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ ability to perform under the principal underwriting agreement, or on Farmers’ ability to meet its obligations under the Contracts.

Reports to Owners

Before the annuity start date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the fixed account), and any further information required by any applicable law or regulation. Contract owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

46

Statement of Additional Information Table of Contents

The SAI contains additional information about the Contract and the variable account. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The following is the Table of Contents for the SAI.

47

Appendix A - Condensed Financial Information

The following tables of condensed financial information show accumulation unit values for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. The tables below show two sets of accumulation unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of accumulation unit values corresponding to the middle level of Variable Account Annual Expenses are included in the SAI, which is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The accumulation unit value does not reflect the deduction of charges such as the annual Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data for 2008 used in the tables below is obtained from the audited financial statements of the variable account that can be found in the SAI.

Subaccounts Closed to New Investors. Twelve subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Social Mid Cap Growth Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Quality Bond Portfolio	Dreyfus Variable Investment Fund	September 1, 2008
DWS Growth & Income VIP	DWS Variable Series I	September 1, 2008
DWS Small Cap Growth VIP	DWS Variable Series II	September 1, 2008
Templeton Developing Markets Securities Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Capital Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Aspen Enterprise Portfolio (formerly, Mid Cap Growth Portfolio)	Janus Aspen Series	September 1, 2008
PVC Equity Income Account (formerly, PVC Equity Income Account I)	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC MidCap Stock Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account)	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund)	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

—	remain invested in the affected subaccount;

—	continue to allocate new premium to the affected subaccount; and

—	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: Social Mid Cap Growth Portfolio (formerly Social Small Cap Growth Portfolio)***
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.60	7.20	6,912
2007*	11.13	11.60	8,401
2006	11.17	11.13	9,415
2005	12.44	11.17	7,862
2004	11.39	12.44	8,583
2003	8.25	11.39	1,703
2002	10.78	8.25	857
2001**	10.14	10.78	0

* Effective after the close of business on September 26, 2007, pursuant to shareholder approval, the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio was merged into the existing Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio.

** Inception date of the subaccount was 5/1/01.

***The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.32	6.35	121,180
2007	11.77	10.32	131,462
2006	11.50	11.77	133,701
2005	11.02	11.50	122,449
2004	10.04	11.02	110,599
2003	7.73	10.04	101,726
2002	9.69	7.73	67,344
2001*	10.05	9.69	31,154

* Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.15	11.48	106,415
2007	11.90	12.15	137,392
2006	11.58	11.90	134,478
2005	11.46	11.58	132,984
2004	11.25	11.46	130,427
2003	10.86	11.25	125,540
2002	10.22	10.86	76,425
2001*	10.03	10.22	41,115

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.01	5.83	7,650
2007	8.48	9.01	7,248
2006	7.88	8.48	7,211
2005	7.71	7.88	7,154
2004	7.36	7.71	6,880
2003	5.92	7.36	4,912
2002	8.45	5.92	4,688
2001*	10.16	8.45	2,922

* Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	14.05	11.56	342,551
2007	13.65	14.05	336,446
2006	13.18	13.65	263,498
2005	12.99	13.18	220,418
2004	12.47	12.99	193,066
2003	12.01	12.47	158,299
2002	11.28	12.01	122,173
2001	10.79	11.28	98,087
2000*	9.86	10.79	19,543

* Inception date of the subaccount was 5/15/00.

DWS Variable Series I: DWS Global Opportunities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	18.33	9.07	206,649
2007	16.96	18.33	197,615
2006	14.05	16.96	173,388
2005	12.03	14.05	150,042
2004	9.86	12.03	138,459
2003	6.69	9.86	105,280
2002	8.45	6.69	75,586
2001*	10.03	8.45	31,992

* Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series I: DWS Growth & Income VIP (Class A Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.10	6.16	189,853
2007	10.08	10.10	235,192
2006	8.98	10.08	249,103
2005	8.56	8.98	261,785
2004	7.86	8.56	290,881
2003	6.27	7.86	295,619
2002	8.25	6.27	289,129
2001	9.41	8.25	299,135
2000*	9.98	9.41	73,574

* Inception date of the subaccount was 4/7/00.

** The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.25	5.25	566,422
2007	9.05	10.25	547,136
2006	7.27	9.05	547,922
2005	6.33	7.27	469,636
2004	5.49	6.33	447,459
2003	4.35	5.49	377,275
2002	5.39	4.35	329,627
2001	7.88	5.39	193,708
2000*	9.72	7.88	18,553

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS Dreman High Return Equity VIP (effective 6-1-09, DWS Strategic Value VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	19.68	10.51	577,719
2007	20.28	19.68	584,222
2006	17.28	20.28	534,586
2005	16.19	17.28	489,922
2004	14.36	16.19	467,234
2003	11.01	14.36	401,562
2002	13.59	11.01	362,498
2001	13.52	13.59	245,243
2000*	10.41	13.52	36,779

* Inception date of the subaccount was 6/7/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.96	14.48	123,393
2007	13.33	13.96	147,765
2006	12.94	13.33	157,396
2005	12.76	12.94	185,028
2004	12.44	12.76	213,494
2003	12.31	12.44	253,601
2002	11.52	12.31	217,364
2001	10.84	11.52	147,064
2000*	10.12	10.84	22,310

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.96	10.50	192,454
2007	13.99	13.96	210,792
2006	12.81	13.99	197,732
2005	12.47	12.81	184,554
2004	11.22	12.47	169,043
2003	9.11	11.22	121,917
2002	9.24	9.11	86,527
2001	9.11	9.24	39,479
2000*	9.77	9.11	555

* Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.61	11.78	77,271
2007	11.19	11.61	82,002
2006	10.82	11.19	65,386
2005	10.65	10.82	90,120
2004	10.68	10.65	68,873
2003	10.71	10.68	96,892
2002	10.68	10.71	84,268
2001	10.40	10.68	70,727
2000*	10.10	10.40	4,853

* Inception date of the subaccount was 6/7/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Small Cap Growth VIP (Class A Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	5.01	2.50	51,279
2007	4.77	5.01	51,643
2006	4.58	4.77	50,495
2005	4.33	4.58	47,345
2004	3.94	4.33	49,225
2003	3.00	3.94	40,822
2002	4.56	3.00	38,860
2001	6.48	4.56	47,090
2000*	8.79	6.48	14,693

* Inception date of the subaccount was 4/7/00.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.30	5.89	523,485
2007	9.01	11.30	506,444
2006	8.54	9.01	511,113
2005	8.17	8.54	474,631
2004	8.00	8.17	473,634
2003	6.10	8.00	293,205
2002	8.84	6.10	217,954
2001*	10.15	8.84	84,293

* Inception date of the subaccount was 5/1/01.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.04	7.49	469,736
2007	11.57	12.04	529,446
2006	10.12	11.57	524,602
2005	9.77	10.12	473,342
2004	8.95	9.77	428,902
2003	7.05	8.95	321,666
2002	9.19	7.05	208,283
2001*	10.13	9.19	76,484

* Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	23.12	13.83	200,742
2007	20.25	23.12	203,102
2006	18.20	20.25	180,068
2005	15.57	18.20	119,455
2004	12.62	15.57	96,561
2003	9.22	12.62	65,624
2002	10.35	9.22	39,859
2001*	10.04	10.35	16,378

* Inception date of the subaccount was 5/1/01.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.82	8.11	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.80	8.02	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.79	7.88	4,137
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.72	7.44	4,110
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.71	7.32	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.65	7.01	247
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.94	9.06	403
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.94	9.32	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.83	8.32	3,751
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.74	7.61	15,157
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.66	7.15	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Franklin Small–Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.14	6.90	93,843
2007	11.04	12.14	91,475
2006	10.27	11.04	85,250
2005	9.91	10.27	79,223
2004	8.99	9.91	72,524
2003	6.63	8.99	56,806
2002	9.40	6.63	38,928
2001*	10.11	9.40	17,151

* Inception date of the subaccount was 5/1/01.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.69	8.40	63,043
2007	13.15	12.69	55,411
2006	11.37	13.15	45,934
2005*	10.07	11.37	15,257

* Inception date of the subaccount was 5/2/05.

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	23.59	11.03	153,007
2007	18.53	23.59	171,881
2006	14.63	18.53	155,613
2005	11.61	14.63	75,890
2004	9.42	11.61	40,921
2003	6.23	9.42	10,556
2002	6.31	6.23	6,996
2001	6.94	6.31	5,238
2000*	8.31	6.94	2,550

* Inception date of the subaccount was 8/4/00.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Templeton Global Asset Allocation Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.30	12.81	92,347
2007	15.91	17.30	91,820
2006	13.29	15.91	68,228
2005	12.98	13.29	42,793
2004	11.35	12.98	29,955
2003	8.70	11.35	14,368
2002	9.20	8.70	4,745
2001*	10.08	9.20	4,949

* Inception date of the subaccount was 5/1/01.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Capital Growth Fund (Institutional Class Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.52	6.06	394,481
2007	9.66	10.52	421,886
2006	9.00	9.66	415,552
2005	8.85	9.00	387,089
2004	8.20	8.85	338,369
2003	6.70	8.20	242,109
2002	8.96	6.70	174,176
2001*	10.15	8.96	68,856

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund** (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	20.74	12.87	180,812
2007	20.33	20.74	213,439
2006	17.70	20.33	233,146
2005	15.87	17.70	237,447
2004	12.75	15.87	188,246
2003	10.04	12.75	136,454
2002	10.66	10.04	104,517
2001*	10.03	10.66	56,772

* Inception date of the subaccount was 5/1/01.

** As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.75	8.95	41,821
2007	16.66	13.75	39,381
2006	15.01	16.66	20,915
2005	14.31	15.01	11,253
2004	12.44	14.31	10,374
2003	8.62	12.44	4,301
2002	10.25	8.62	563
2001*	10.08	10.25	11

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.61	11.29	191,507
2007	12.48	13.61	169,891
2006	11.43	12.48	161,297
2005	10.74	11.43	138,312
2004	10.03	10.74	151,279
2003	8.93	10.03	135,809
2002	9.67	8.93	53,722
2001*	10.07	9.67	16,363

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.06	5.56	866,006
2007	7.43	10.06	930,084
2006	6.87	7.43	996,424
2005	6.16	6.87	971,391
2004	5.27	6.16	997,315
2003	4.42	5.27	960,133
2002	5.31	4.42	899,533
2001	6.85	5.31	788,721
2000*	9.30	6.85	188,188

* Inception date of the subaccount was 4/7/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Aspen Enterprise Portfolio (formerly Mid Cap Growth Portfolio) (Service Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.00	7.21	72.158
2007	10.80	13.00	60,335
2006	9.64	10.80	58,258
2005	8.70	9.64	72,762
2004	7.31	8.70	66,619
2003	5.48	7.31	64,204
2002	7.72	5.48	64,300
2001*	10.01	7.72	35,998

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.63	13.15	160,606
2007	13.30	13.63	193,705
2006	13.17	13.30	189,234
2005	12.67	13.17	175,291
2004	12.14	12.67	148,368
2003	12.01	12.14	109,701
2002	11.23	12.01	74,980
2001	10.55	11.23	41,484
2000*	10.14	10.55	3,630

* Inception date of the subaccount was 6/7/00.

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.19	12.98	234,453
2007	12.43	13.19	253,865
2006	12.09	12.43	260,809
2005	12.10	12.09	252,285
2004	12.02	12.10	228,817
2003	11.88	12.02	201,042
2002	11.23	11.88	162,980
2001	10.55	11.23	108,273
2000*	9.98	10.55	14,840

* Inception date of the subaccount was 5/15/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (formerly, PVC Equity Income Account I) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.55	11.43	302,314
2007	16.91	17.55	411,425
2006	14.51	16.91	366,843
2005	13.35	14.51	274,991
2004	11.36	13.35	189,327
2003	8.86	11.36	87,065
2002	10.26	8.86	37,430
2001*	10.05	10.26	9,279

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Principal Variable Contracts Funds, Inc.: PVC MidCap Stock Account (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	15.56	10.81	179,771
2007	17.13	15.56	182,507
2006*	14.86	17.13	132,448
2005	13.29	14.86	102,557
2004	11.76	13.29	94,183
2003	9.34	11.76	53,771
2002	10.56	9.34	38,932
2001*	10.07	10.56	24,815

*. Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Principal Variable Contracts Funds, Inc.: PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account) (Class 2 Shares)***
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.25	5.37	105,592
2007*	8.94	9.25	111,725
2006	8.48	8.94	117,545
2005	8.76	8.48	115,146
2004	8.48	8.76	104,782
2003	5.02	8.48	50,971
2002	9.63	5.02	41,904
2001**	10.17	9.63	16,243

* Effective 1/5/07, pursuant to shareholder approval, WM Small Cap Growth Fund, a portfolio of WM Variable Trust, merged into the PVC SmallCap Growth Account, an existing portfolio of the Principal Variable Contracts Funds, Inc.

** Inception date of the subaccount was 5/1/01.

***The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.77	9.04	65,512
2007	12.84	13.77	70,805
2006	11.62	12.84	42,241
2005*	10.05	11.62	2,658

* Inception date of the subaccount was 5/2/05.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	16.16	11.76	1,250,263
2007	15.08	16.16	1,490,983
2006	13.82	15.08	1,471,594
2005	13.22	13.82	1,292,153
2004	12.18	13.22	1,005,338
2003	10.06	12.18	426,553
2002*	9.84	10.06	69,138

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	14.70	11.71	269,950
2007	13.85	14.70	274,156
2006	12.91	13.85	263,738
2005	12.51	12.91	244,171
2004	11.73	12.51	217,162
2003	10.16	11.73	82,447
2002*	9.90	10.16	3,339

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.49	11.53	900,019
2007	16.23	17.49	1,056,564
2006	14.66	16.23	947,762
2005	13.90	14.66	820,684
2004	12.60	13.90	572,200
2003	9.93	12.60	246,683
2002*	9.75	9.93	41,555

* Inception date of the subaccount was 9/3/02.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.52	11.49	390,793
2007	12.92	13.52	338,937
2006	12.26	12.92	300,245
2005	12.03	12.26	314,887
2004	11.45	12.03	291,959
2003	10.25	11.45	74,864
2002*	9.97	10.25	20,733

*Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	18.39	11.35	659,983
2007	17.01	18.39	740,064
2006	15.26	17.01	730,815
2005	14.36	15.26	587,575
2004	12.91	14.36	477,156
2003	9.84	12.91	155,340
2002*	9.68	9.84	13,017

* Inception date of the subaccount was 9/3/02.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit) 1

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: Social Mid Cap Growth Portfolio (formerly Social Small Cap Growth Portfolio)***
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.23	6.94	34
2007*	10.82	11.23	238
2006	10.91	10.82	468
2005	12.21	10.91	654
2004	11.24	12.21	594
2003	8.19	11.24	582
2002	10.74	8.19	639
2001**	10.14	10.74	0

* Effective after the close of business on September 26, 2007, pursuant to shareholder approval, the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio was merged into the existing Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio.

**Inception date of the subaccount was 5/1/01.

***The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.99	6.11	25,342
2007	11.44	9.99	28,998
2006	11.24	11.44	28,465
2005	10.82	11.24	33,594
2004	9.90	10.82	33,321
2003	7.66	9.90	33,561
2002	9.66	7.66	25,483
2001*	10.05	9.66	12,942

* Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.76	11.05	21,447
2007	11.57	11.76	30,593
2006	11.32	11.57	30,393
2005	11.25	11.32	37,085
2004	11.10	11.25	33,679
2003	10.77	11.10	33,330
2002	10.18	10.77	28,351
2001*	10.03	10.18	18,970

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

1 We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force and our obligations and duties to you under this rider will not change.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	8.72	5.61	729
2007	8.25	8.72	738
2006	7.70	8.25	738
2005	7.57	7.70	738
2004	7.26	7.57	456
2003	5.87	7.26	456
2002	8.42	5.87	501
2001*	10.16	8.42	209

* Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.52	11.07	27,443
2007	13.20	13.52	33,525
2006	12.81	13.20	35,078
2005	12.69	12.81	36,370
2004	12.24	12.69	39,974
2003	11.84	12.24	43,635
2002	11.18	11.84	41,188
2001	10.75	11.18	32,002
2000*	9.85	10.75	5,644

* Inception date of the subaccount was 5/15/00.

DWS Variable Series I: DWS Global Opportunities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.74	8.73	26,940
2007	16.49	17.74	28,786
2006	13.73	16.49	29,736
2005	11.81	13.73	33,567
2004	9.73	11.81	35,570
2003	6.64	9.73	37,356
2002	8.42	6.64	29,700
2001*	10.03	8.42	13,562

* Inception date of the subaccount was 5/1/01.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series I: DWS Growth & Income VIP (Class A Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.72	5.90	77,506
2007	9.75	9.72	79,179
2006	8.72	9.75	77,134
2005	8.36	8.72	83,318
2004	7.71	8.36	87,252
2003	6.19	7.71	98,630
2002	8.18	6.19	112,399
2001	9.38	8.18	115,225
2000*	9.98	9.38	25,212

* Inception date of the subaccount was 4/7/00.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.86	5.02	90,275
2007	8.75	9.86	95,044
2006	7.06	8.75	104,045
2005	6.18	7.06	126,530
2004	5.39	6.18	136,140
2003	4.29	5.39	143,978
2002	5.34	4.29	130,883
2001	7.86	5.34	82,656
2000*	9.72	7.86	8,381

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS Dreman High Return Equity VIP (effective 6-1-09, DWS Strategic Value VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	18.94	10.06	113,246
2007	19.62	18.94	117,039
2006	16.79	19.62	117,048
2005	15.82	16.79	136,871
2004	14.10	15.82	141,933
2003	10.86	14.10	150,595
2002	13.47	10.86	142,384
2001	13.47	13.47	97,718
2000*	10.41	13.47	13,715

* Inception date of the subaccount was 4/7/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.43	13.87	36,414
2007	12.89	13.43	48,737
2006	12.58	12.89	50,281
2005	12.46	12.58	54,617
2004	12.21	12.46	59,759
2003	12.14	12.21	62,801
2002	11.42	12.14	71,151
2001	10.80	11.42	55,036
2000*	10.12	10.80	6,451

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.44	10.05	26,404
2007	13.53	13.44	32,369
2006	12.45	13.53	32,262
2005	12.18	12.45	34,858
2004	11.02	12.18	36,642
2003	8.98	11.02	38,135
2002	9.16	8.98	33,322
2001	9.07	9.16	16,013
2000*	9.76	9.07	0

* Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.18	11.28	16,616
2007	10.82	11.18	5,740
2006	10.51	10.82	6,223
2005	10.40	10.51	6,423
2004	10.48	10.40	10,488
2003	10.57	10.48	11,447
2002	10.58	10.57	11,324
2001	10.36	10.58	5,755
2000*	10.09	10.36	140

* Inception date of the subaccount was 6/7/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Small Cap Growth VIP (Class A Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	4.82	2.39	7,394
2007	4.61	4.82	7,383
2006	4.45	4.61	6,913
2005	4.23	4.45	6,808
2004	3.87	4.23	6,901
2003	2.96	3.87	17,566
2002	4.52	2.96	17,074
2001	6.46	4.52	17,054
2000*	8.79	6.46	8,376

* Inception date of the subaccount was 4/7/00.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.93	5.67	77,167
2007	8.76	10.93	84,917
2006	8.34	8.76	94,361
2005	8.02	8.34	107,131
2004	7.90	8.02	105,218
2003	6.05	7.90	101,562
2002	8.81	6.05	85,554
2001*	10.15	8.81	36,718

* Inception date of the subaccount was 5/1/01.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.65	7.21	59,311
2007	11.25	11.65	68,130
2006	9.89	11.25	70,819
2005	9.60	9.89	83,886
2004	8.83	9.60	86,597
2003	7.00	8.83	95,862
2002	9.16	7.00	82,224
2001*	10.13	9.16	32,483

* Inception date of the subaccount was 5/1/01.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	22.38	13.31	23,062
2007	19.70	22.38	26,818
2006	17.78	19.70	26,703
2005	15.29	17.78	21,341
2004	12.46	15.29	22,333
2003	9.14	12.46	19,403
2002	10.31	9.14	16,795
2001*	10.04	10.31	7,744

* Inception date of the subaccount was 5/1/01.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.81	8.10	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.80	8.01	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.79	7.87	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.72	7.43	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.70	7.29	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.65	7.00	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.94	9.05	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.94	9.30	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.83	8.31	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.73	7.60	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.66	7.14	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Franklin Small–Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.74	6.64	16,571
2007	10.73	11.74	18,273
2006	10.04	10.73	19,002
2005	9.73	10.04	22,938
2004	8.88	9.73	22,807
2003	6.57	8.88	22,840
2002	9.37	6.57	14,417
2001*	10.11	9.37	6,820

* Inception date of the subaccount was 5/1/01.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.52	8.25	14,066
2007	13.04	12.52	14,064
2006	11.33	13.04	14,174
2005*	10.07	11.33	0

* Inception date of the subaccount was 5/2/05.

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	22.70	10.56	3,271
2007	17.92	22.70	3,420
2006	14.22	17.92	3,550
2005	11.34	14.22	2,655
2004	9.25	11.34	792
2003	6.14	9.25	484
2002	6.25	6.14	485
2001	6.92	6.25	0
2000*	8.30	6.92	494

* Inception date of the subaccount was 8/4/00.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Templeton Global Asset Allocation Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	16.74	12.34	5,621
2007	15.47	16.74	5,345
2006	12.99	15.47	5,371
2005	12.75	12.99	5,388
2004	11.20	12.75	4,083
2003	8.63	11.20	6,471
2002	9.17	8.63	4,702
2001*	10.08	9.17	3,811

* Inception date of the subaccount was 5/1/01.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Capital Growth Fund (Institutional Class Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.18	5.83	68,732
2007	9.40	10.18	78,033
2006	8.80	9.40	80,997
2005	8.69	8.80	93,182
2004	8.09	8.69	93,261
2003	6.65	8.09	92,132
2002	8.93	6.65	69,647
2001*	10.15	8.93	31,138

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund** (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	20.07	12.39	30,871
2007	19.77	20.07	35,781
2006	17.30	19.77	37,257
2005	15.58	17.30	52,156
2004	12.58	15.58	54,190
2003	9.96	12.58	56,938
2002	10.62	9.96	41,017
2001*	10.03	10.62	23,739

* Inception date of the subaccount was 5/1/01.

** As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.31	8.62	103
2007	16.20	13.31	416
2006	14.66	16.20	444
2005	14.05	14.66	0
2004	12.28	14.05	0
2003	8.55	12.28	101
2002	10.22	8.55	0
2001*	10.08	10.22	0

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.17	10.87	2,690
2007	12.14	13.17	4,528
2006	11.17	12.14	4,722
2005	10.55	11.17	7,324
2004	9.90	10.55	8,327
2003	8.85	9.90	5,730
2002	9.64	8.85	27,292
2001*	10.07	9.64	4,888

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.68	5.32	218,571
2007	7.19	9.68	231,580
2006	6.68	7.19	260,451
2005	6.02	6.68	285,624
2004	5.17	6.02	306,591
2003	4.36	5.17	351,304
2002	5.26	4.36	329,944
2001	6.83	5.26	291,666
2000*	9.30	6.83	51,770

* Inception date of the subaccount was 4/7/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Aspen Enterprise Portfolio (formerly Mid Cap Growth Portfolio) (Service Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.57	6.94	11,147
2007	10.50	12.57	12,331
2006	9.42	10.50	13,750
2005	8.55	9.42	16,893
2004	7.21	8.55	17,721
2003	5.44	7.21	20,027
2002	7.69	5.44	20,764
2001*	10.01	7.69	15,554

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.12	12.59	23,593
2007	12.87	13.12	32,928
2006	12.80	12.87	32,482
2005	12.37	12.80	33,941
2004	11.92	12.37	35,243
2003	11.85	11.92	35,533
2002	11.13	11.85	27,243
2001	10.52	11.13	15,740
2000*	10.13	10.52	726

* Inception date of the subaccount was 6/7/00.

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.69	12.43	39,066
2007	12.02	12.69	54,615
2006	11.75	12.02	55,305
2005	11.82	11.75	58,223
2004	11.80	11.82	61,046
2003	11.72	11.80	60,313
2002	11.13	11.72	61,262
2001	10.51	11.13	42,174
2000*	9.97	10.51	4,101

* Inception date of the subaccount was 5/15/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (formerly, PVC Equity Income Account I) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	16.98	11.00	19,120
2007	16.44	16.98	24,692
2006	14.18	16.44	25,541
2005	13.11	14.18	28,375
2004	11.21	13.11	22,661
2003	8.79	11.21	16,114
2002	10.23	8.79	15,898
2001*	10.05	10.23	10,833

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Principal Variable Contracts Funds, Inc.: PVC MidCap Stock Account (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	15.06	10.41	11,203
2007	16.66	15.06	13,415
2006	14.52	16.66	14,834
2005	13.05	14.52	18,379
2004	11.61	13.05	24,134
2003	9.26	11.61	24,291
2002	10.52	9.26	22,458
2001*	10.07	10.52	8,030

* Inception date of the subaccount was 5/1/01.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Principal Variable Contracts Funds, Inc.: PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account) (Class 2 Shares)***
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	8.95	5.17	13,707
2007*	8.69	8.95	16,410
2006	8.29	8.69	19,035
2005	8.60	8.29	22,010
2004	8.37	8.60	28,235
2003	4.98	8.37	28,251
2002	9.59	4.98	33,573
2001**	10.17	9.59	7,441
*	Effective 1/5/07, pursuant to shareholder approval, WM Small Cap Growth Fund, a portfolio of WM Variable Trust, merged into the PVC SmallCap Growth Account, an existing portfolio of the Principal Variable Contracts Funds, Inc.

** Inception date of the subaccount was 5/1/01.

***The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.59	8.88	2,681
2007	12.73	13.59	2,137
2006	11.58	12.73	2,026
2005*	10.05	11.58	1,581

* Inception date of the subaccount was 5/2/05.

**The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	15.74	11.39	112,512
2007	14.76	15.74	114,142
2006	13.60	14.76	116,895
2005	13.07	13.60	116,617
2004	12.10	13.07	116,255
2003	10.04	12.10	116,744
2002*	9.84	10.04	22,513

*Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	14.32	11.35	27,109
2007	13.56	14.32	27,577
2006	12.70	13.56	27,175
2005	12.37	12.70	27,033
2004	11.66	12.37	23,845
2003	10.14	11.66	16,293
2002*	9.90	10.14	10,400

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.04	11.18	71,818
2007	15.89	17.04	112,706
2006	14.42	15.89	117,100
2005	13.74	14.42	135,356
2004	12.52	13.74	157,627
2003	9.91	12.52	139,327
2002*	9.75	9.91	8,342

* Inception date of the subaccount was 9/3/02.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.17	11.14	11,823
2007	12.65	13.17	8,941
2006	12.06	12.65	8,904
2005	11.89	12.06	8,333
2004	11.38	11.89	7,736
2003	10.23	11.38	5,131
2002*	9.97	10.23	2,958

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.91	11.00	31,522
2007	16.66	17.91	36,957
2006	15.01	16.66	53,281
2005	14.20	15.01	67,193
2004	12.83	14.20	63,676
2003	9.82	12.83	66,868
2002*	9.68	9.82	12,346

* Inception date of the subaccount was 9/3/02.

[Outside back cover page]

The Statement of Additional Information (“SAI”) dated May 1, 2009 contains additional information about the Contract and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Contract. More information about us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Contracts. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File Nos. 333-85183/ 811-09547

Statement of Additional Information

for the

Farmers Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

(206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2009 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios.

The date of this Statement of Additional Information is May 1, 2009.

1

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	effect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

Incorrect Age or Sex

We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the annuity start date and the amount of the annuity payments by using the correct age and sex. After the annuity start date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

The Contract does not participate in our surplus earnings or profits. We will not pay dividends on the Contract.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that will waive surrender charges on a single withdrawal if:

•

the annuitant is under age 75 at the time of withdrawal, the annuitant is confined in a hospital or skilled nursing facility continuously for at least 90 days and remains confined at the time of the surrender request, and the annuitant was not confined to a hospital or nursing facility within 6 months of the issue date.

•

the annuitant is diagnosed with a terminal illness after the Contract is issued and is expected to live for 12 months or less, the withdrawal is $250,000 or less, and the withdrawal occurs no sooner than one year after the rider is issued.

2

There is no additional charge for the issuance of these waiver of surrender charge riders. These riders may not be available in all states.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than

3

investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS	=	the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

NCS	=	the net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The

4

annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by:

dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

multiplying the result by the daily average number of units outstanding for the period;

compounding that yield for a 6-month period; and

multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield    =       2 X ((((NI - ES)/(U X UV)) + 1) 6 - 1)

Where:

NI	=	net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.
ES	=	charges deducted from the subaccount for the 30-day or one-month period.
U	=	the average number of units outstanding.
UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

5

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula:

TR	=	((ERV/P)1/N) - 1

Where:

TR	=	the average annual total return net of subaccount recurring charges.
ERV	=	the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR	=	(ERV/P) - 1

Where:

CTR	=	the cumulative total return net of subaccount recurring charges for the period.
ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.
P	=	a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

The Contract provides for the deduction of a $30 records maintenance charge at the end of each Contract year from the fixed account and the subaccounts. We will waive this charge if your Contract Value is $50,000 or more on the date the charge is assessed. We deduct the charge from each account based on the proportion that the value of each such account bears to the total Contract Value. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

6

Net Investment Factor

The net investment factor is an index that measures the investment performance of a subaccount from one business day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X)	is the net result of:

1.	the net asset value per portfolio share held in the subaccount at the end of the current business day; plus

2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current business day; less

3.	the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current business day.

(Y)	equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding business day.

(Z)	equals charges and fees deducted from the subaccount. These consist of:

4.	the percentage charge for mortality and expense risk on that business day;

5.	the percentage charge for administrative costs on that business day; and

6.	the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Contract, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

Condensed Financial Information

The following tables of condensed financial information show accumulation unit values corresponding to the middle level of Variable Account Annual Expenses (1.40%) for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. Tables for other sets of accumulation unit values that reflect the highest and lowest levels of the Variable Account Annual Expenses available under the Contract are found in Appendix A to the prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge or Surrender Charge that we subtract from your Contract Value by redeeming units. The data for 2008 used in the tables below is obtained from the audited financial statements of the variable account that can be found in this SAI.

7

One Optional Benefit Elected (Either the Guaranteed Minimum Death Benefit OR

the Guaranteed Retirement Income Benefit1)

(Total Variable Account Annual Charges of 1.40% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: Social Mid Cap Growth Portfolio (formerly Social Small Cap Growth Portfolio)***
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.41	7.07	13,197
2007*	10.97	11.41	17,206
2006	11.04	10.97	20,832
2005	12.32	11.04	22,148
2004	11.31	12.32	23,577
2003	8.22	11.31	21,095
2002	10.76	8.22	17,014
2001**	10.14	10.76	1,192

* Effective after the close of business on September 26, 2007, pursuant to shareholder approval, the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio was merged into the existing Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio.

** Inception date of the subaccount was 5/1/01.

*** As of September 1, 2008, the Calvert Social Mid Cap Growth Portfolio is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Calvert Social Mid Cap Growth Portfolio.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.15	6.23	99,265
2007	11.60	10.15	124,593
2006	11.37	11.60	121,250
2005	10.92	11.37	121,507
2004	9.97	10.92	114,405
2003	7.70	9.97	106,947
2002	9.67	7.70	75,947
2001*	10.05	9.67	18,825

* Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.95	11.26	70,777
2007	11.73	11.95	119,872
2006	11.45	11.73	119,778
2005	11.35	11.45	115,985
2004	11.17	11.35	110,973
2003	10.81	11.17	100,965
2002	10.20	10.81	66,485
2001*	10.03	10.20	34,711

[1]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

8

* Inception date of the subaccount was 5/1/01.

**	As of September 1, 2008, the Dreyfus Quality Bond Portfolio is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Dreyfus Quality Bond Portfolio.

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	8.87	5.72	3,328
2007	8.37	8.87	5,150
2006	7.78	8.37	5,404
2005	7.64	7.78	5,778
2004	7.31	7.64	4,082
2003	5.89	7.31	3,530
2002	8.43	5.89	1,079
2001*	10.16	8.43	386

* Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.79	11.31	252,404
2007	13.42	13.79	368,876
2006	12.99	13.42	247,369
2005	12.84	12.99	226,351
2004	12.36	12.84	210,729
2003	11.93	12.36	189,845
2002	11.23	11.93	154,887
2001	10.77	11.23	112,382
2000*	9.86	10.77	11,600

* Inception date of the subaccount was 5/15/00.

DWS Variable Series I: DWS Global Opportunities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	18.03	8.90	168,529
2007	16.72	18.03	174,737
2006	13.89	16.72	148,263
2005	11.92	13.89	143,348
2004	9.80	11.92	140,443
2003	6.66	9.80	132,860
2002	8.43	6.66	83,497
2001*	10.03	8.43	18,661

* Inception date of the subaccount was 5/1/01.

9

DWS Variable Series I: DWS Growth & Income VIP (Class A Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.91	6.03	162,274
2007	9.92	9.91	187,582
2006	8.85	9.92	208,918
2005	8.46	8.85	208,175
2004	7.79	8.46	210,768
2003	6.23	7.79	213,540
2002	8.22	6.23	234,880
2001	9.39	8.22	243,408
2000*	9.98	9.39	65,137

* Inception date of the subaccount was 4/7/00.

**	As of September 1, 2008, the DWS Growth & Income VIP fund is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the DWS Growth & Income VIP fund.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.05	5.13	419,280
2007	8.90	10.05	462,035
2006	7.17	8.90	429,482
2005	6.25	7.17	442,697
2004	5.44	6.25	431,701
2003	4.32	5.44	424,284
2002	5.37	4.32	319,487
2001	7.87	5.37	130,622
2000*	9.72	7.87	18,493

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS Dreman High Return Equity VIP (effective 6-1-09 DWS Strategic Value VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	19.30	10.28	480,608
2007	19.94	19.30	536,834
2006	17.03	19.94	453,872
2005	16.00	17.03	455,691
2004	14.23	16.00	447,439
2003	10.94	14.23	446,046
2002	13.53	10.94	352,045
2001	13.49	13.53	176,153
2000*	10.41	13.49	34,696

* Inception date of the subaccount was 4/7/00.

10

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.69	14.17	140,501
2007	13.11	13.69	136,482
2006	12.76	13.11	143,702
2005	12.61	12.76	177,367
2004	12.33	12.61	183,823
2003	12.22	12.33	204,115
2002	11.47	12.22	199,213
2001	10.82	11.47	144,984
2000*	10.12	10.82	12,478

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.70	10.27	155,993
2007	13.76	13.70	226,096
2006	12.63	13.76	192,251
2005	12.33	12.63	182,457
2004	11.12	12.33	168,730
2003	9.05	11.12	156,162
2002	9.20	9.05	98,458
2001	9.09	9.20	27,721
2000*	9.77	9.09	1,892

* Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.39	11.53	59,979
2007	11.00	11.39	42,640
2006	10.67	11.00	39,397
2005	10.53	10.67	52,688
2004	10.58	10.53	42,131
2003	10.64	10.58	47,359
2002	10.63	10.64	46,643
2001	10.38	10.63	19,140
2000*	10.09	10.38	5,925

* Inception date of the subaccount was 6/7/00.

11

DWS Variable Series II: DWS Small Cap Growth VIP (Class A Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	4.91	2.44	55,114
2007	4.69	4.91	58,133
2006	4.52	4.69	61,881
2005	4.28	4.52	62,658
2004	3.91	4.28	60,932
2003	2.98	3.91	62,833
2002	4.54	2.98	56,979
2001	6.47	4.54	50,573
2000*	8.79	6.47	25,641

* Inception date of the subaccount was 4/7/00.

**	As of September 1, 2008, the DWS Small Cap Growth VIP fund is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the DWS Small Cap Growth VIP fund.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.11	5.78	416,120
2007	8.88	11.11	462,609
2006	8.44	8.88	462,517
2005	8.10	8.44	450,742
2004	7.95	8.10	427,072
2003	6.07	7.95	358,773
2002	8.82	6.07	248,351
2001*	10.15	8.82	53,564

* Inception date of the subaccount was 5/1/01.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.85	7.35	374,156
2007	11.40	11.85	451,190
2006	10.00	11.40	411,980
2005	9.69	10.00	391,589
2004	8.89	9.69	358,521
2003	7.03	8.89	333,155
2002	9.17	7.03	191,812
2001*	10.13	9.17	50,245

* Inception date of the subaccount was 5/1/01.

12

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	22.75	13.57	143,947
2007	19.97	22.75	156,942
2006	17.99	19.97	154,737
2005	15.43	17.99	136,499
2004	12.54	15.43	118,192
2003	9.18	12.54	93,911
2002	10.33	9.18	68,318
2001*	10.04	10.33	17,855

* Inception date of the subaccount was 5/1/01.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.81	8.10	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.80	8.02	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.79	7.88	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.72	7.43	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.71	7.30	6,498
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

13

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.65	7.00	302
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.94	9.06	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.94	9.31	0
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.83	8.32	15,691
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.73	7.60	3,232
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.66	7.15	23,738
2007	N/A	N/A	N/A

*Inception date of the subaccount was 9/1/08

14

Franklin Templeton Variable Insurance Products Trust: Franklin Small–Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	11.94	6.77	70,254
2007	10.88	11.94	85,443
2006	10.15	10.88	72,326
2005	9.82	10.15	76,053
2004	8.94	9.82	74,661
2003	6.60	8.94	70,358
2002	9.39	6.60	38,755
2001*	10.11	9.39	9,415

* Inception date of the subaccount was 5/1/01.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.60	8.33	63,402
2007	13.09	12.60	64,667
2006	11.35	13.09	21,636
2005*	10.07	11.35	4,594

* Inception date of the subaccount was 5/2/05.

15

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	23.14	10.79	96,323
2007	18.22	23.14	102,140
2006	14.42	18.22	86,683
2005	11.48	14.42	56,993
2004	9.33	11.48	23,483
2003	6.19	9.33	9,052
2002	6.28	6.19	7,779
2001	6.93	6.28	7,945
2000*	8.30	6.93	8,991

* Inception date of the subaccount was 8/4/00.

**	As of September 1, 2008, the Templeton Developing Markets Securities Fund is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Templeton Developing Markets Securities Fund.

Franklin Templeton Variable Insurance Products Trust: Templeton Global Asset Allocation Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.02	12.57	41,557
2007	15.69	17.02	45,686
2006	13.14	15.69	32,912
2005	12.86	13.14	29,653
2004	11.27	12.86	16,982
2003	8.66	11.27	12,119
2002	9.19	8.66	6,158
2001*	10.08	9.19	1,126

* Inception date of the subaccount was 5/1/01.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Capital Growth Fund (Institutional Class Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	10.35	5.94	335,150
2007	9.53	10.35	427,062
2006	8.90	9.53	398,145
2005	8.77	8.90	384,868
2004	8.15	8.77	354,016
2003	6.68	8.15	325,133
2002	8.95	6.68	194,438
2001*	10.15	8.95	43,753

* Inception date of the subaccount was 5/1/01.

**	As of September 1, 2008, the Goldman Sachs Capital Growth Fund is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Goldman Sachs Capital Growth Fund.

16

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund** (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	20.40	12.63	122,026
2007	20.04	20.40	169,112
2006	17.50	20.04	176,174
2005	15.72	17.50	181,061
2004	12.67	15.72	167,137
2003	10.00	12.67	156,935
2002	10.64	10.00	111,889
2001*	10.03	10.64	35,761

* Inception date of the subaccount was 5/1/01.

**As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.53	8.78	38,274
2007	16.43	13.53	38,546
2006	14.83	16.43	18,796
2005	14.18	14.83	10,892
2004	12.36	14.18	5,719
2003	8.59	12.36	1,145
2002	10.24	8.59	831
2001*	10.08	10.24	167

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.39	11.08	146,038
2007	12.31	13.39	130,638
2006	11.30	12.31	95,698
2005	10.65	11.30	79,340
2004	9.97	10.65	82,942
2003	8.89	9.97	66,359
2002	9.66	8.89	44,325
2001*	10.07	9.66	2,794

* Inception date of the subaccount was 5/1/01.

17

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.87	5.44	781,970
2007	7.31	9.87	855,599
2006	6.78	7.31	910,226
2005	6.09	6.78	905,447
2004	5.22	6.09	917,752
2003	4.39	5.22	947,903
2002	5.28	4.39	796,464
2001	6.84	5.28	619,380
2000*	9.30	6.84	175,932

* Inception date of the subaccount was 4/7/00.

Janus Aspen Series: Janus Aspen Enterprise (formerly Mid Cap Growth Portfolio) (Service Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.78	7.08	25,259
2007	10.65	12.78	30,288
2006	9.53	10.65	30,489
2005	8.62	9.53	33,229
2004	7.26	8.62	31,030
2003	5.46	7.26	32,387
2002	7.70	5.46	31,886
2001*	10.01	7.70	23,490

* Inception date of the subaccount was 5/1/01.

**	As of September 1, 2008, the Janus Aspen Mid Cap Growth Portfolio (Service Shares) is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Janus Aspen Mid Cap Growth Portfolio (Service Shares).

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.37	12.87	122,558
2007	13.08	13.37	202,299
2006	12.98	13.08	180,021
2005	12.52	12.98	171,494
2004	12.03	12.52	157,883
2003	11.93	12.03	138,930
2002	11.18	11.93	79,168
2001	10.53	11.18	34,929
2000*	10.13	10.53	1,720

* Inception date of the subaccount was 6/7/00.

18

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	12.94	12.71	215,510
2007	12.22	12.94	313,439
2006	11.92	12.22	296,948
2005	11.96	11.92	290,233
2004	11.91	11.96	269,421
2003	11.80	11.91	256,517
2002	11.18	11.80	194,773
2001	10.53	11.18	112,293
2000*	9.98	10.53	8,053

* Inception date of the subaccount was 5/15/00.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC Equity Income Account (formerly, PVC Equity Income Account I) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.26	11.21	363,458
2007	16.67	17.26	462,588
2006	14.34	16.67	425,248
2005	13.22	14.34	253,781
2004	11.29	13.22	143,241
2003	8.82	11.29	80,944
2002	10.24	8.82	59,632
2001*	10.05	10.24	7,672

* Inception date of the subaccount was 5/1/01.

**	As of September 1, 2008, the Principal Equity Income Account is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Principal Equity Income Account.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC MidCap Stock Account (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	15.31	10.61	111,974
2007	16.89	15.31	128,014
2006	14.69	16.89	77,613
2005	13.17	14.69	69,094
2004	11.69	13.17	67,373
2003	9.30	11.69	60,041
2002	10.54	9.30	49,232
2001*	10.07	10.54	19,753

* Inception date of the subaccount was 5/1/01.

**	As of September 1, 2008, the Principal Mid Cap Stock Account is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Principal Mid Cap Stock Account.

19

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account) (Class 2 Shares)***
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	9.10	5.27	50,834
2007*	8.81	9.10	56,449
2006	8.38	8.81	59,650
2005	8.68	8.38	66,612
2004	8.42	8.68	62,519
2003	5.00	8.42	57,862
2002	9.61	5.00	51,022
2001**	10.17	9.61	11,224

*	Effective 1/5/07, pursuant to shareholder approval, WM Small Cap Growth Fund, a portfolio of WM Variable Trust, merged into the PVC SmallCap Growth Account, an existing portfolio of the Principal Variable Contracts Funds, Inc.

** Inception date of the subaccount was 5/1/01

***	As of September 1, 2008, the Principal Small Cap Growth Account II is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Principal Small Cap Growth Account II.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.68	8.96	30,984
2007	12.79	13.68	47,161
2006	11.60	12.79	17,014
2005*	10.05	11.60	2,084

* Inception date of the subaccount was 5/2/05.

**	As of September 1, 2008, the Principal West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund) is closed to new investors. Only contractowners who are currently invested in, and who remain invested in, that fund may allocate new premiums or transfer additional money into the Principal West Coast Equity Account (effective 6-30-09, Principal Capital Appreciation Fund).

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	15.95	11.57	1,103,030
2007	14.92	15.95	1,199,889
2006	13.71	14.92	1,095,023
2005	13.15	13.71	1,041,915
2004	12.14	13.15	765,221
2003	10.05	12.14	357,490
2002*	9.84	10.05	29,117

* Inception date of the subaccount was 9/3/02.

20

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	14.51	11.53	220,779
2007	13.70	14.51	215,453
2006	12.81	13.70	177,125
2005	12.44	12.81	161,211
2004	11.70	12.44	135,472
2003	10.15	11.70	75,752
2002*	9.90	10.15	435

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	17.26	11.36	1,011,578
2007	16.06	17.26	1,155,309
2006	14.54	16.06	1,012,754
2005	13.82	14.54	777,010
2004	12.56	13.82	573,520
2003	9.92	12.56	307,633
2002*	9.75	9.92	15,242

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	13.35	11.32	91,501
2007	12.79	13.35	107,736
2006	12.16	12.79	70,574
2005	11.96	12.16	76,407
2004	11.42	11.96	82,119
2003	10.24	11.42	17,038
2002*	9.97	10.24	3,059

* Inception date of the subaccount was 9/3/02.

21

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2008	18.15	11.18	616,753
2007	16.83	18.15	617,668
2006	15.14	16.83	574,237
2005	14.28	15.14	491,988
2004	12.87	14.28	411,883
2003	9.83	12.87	199,785
2002*	9.68	9.83	3,532

* Inception date of the subaccount was 9/3/02.

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

22

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Distribution of the Contracts

We offer the Contracts on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

FFS serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Contracts are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Contracts by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2005	$ 3,122,881.05	0
2006	$ 3,001,566.11	0
2007	$ 3,536,455.19	0
2008	$2,632,579.07	0

* Includes sales compensation paid to registered persons of FFS.

23

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $789,254 in commissions in 2008.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Legal Matters

Brian F. Kreger, Esq., Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 1 of the financial statements), and the financial statements of Farmers Annuity Separate Account A as of December 31, 2008 and for each of the two periods ended December 31, 2008 included in this SAI have been so included in reliance on report of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2008 and 2007, and for each of the three years ended December 31, 2008, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Annuity Separate Account A as of December 31, 2008 and for the two periods then ended, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

24

Index to Financial Statements

Farmers New World Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2008 and 2007

Statutory Statements of Operations For the Years Ended December 31, 2008, 2007 and 2006

Statutory Statements of Changes in Capital and Surplus For the Years Ended December 31, 2008, 2007 and 2006

Statutory Statements of Cash Flows For the Years Ended December 31, 2008, 2007 and 2006

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities For the Year Ended December 31, 2008

Supplemental Summary Investment Schedule and Investment Risk Interrogatories For the Year Ended December 31, 2008

Farmers Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statement of Operations For the Period Ended December 31, 2008

Statements of Changes in Net Assets For the Periods Ended December 31, 2008 and 2007

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2008 and 2007

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2008 and 2007

1

Report of Independent Auditors

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2008, 2007 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years ended December 31, 2008, 2007 and 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years ended December 31, 2008, 2007 and 2006, on the basis of accounting described in Note 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and the Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2008 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2008 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 28, 2009

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2008 and 2007

(in thousands of dollars)	2008	2007
Admitted Assets
Bonds, at amortized cost (market value of $4,641,557 and $5,172,116)	$5,096,884	$5,199,748
Preferred stocks, at cost or amortized cost (market value of $10,857 and $22,687)	18,608	23,576
Common stocks (cost of $45,000 and $45,000)	1,988	28,524
Mortgage loans on real estate, net of allowance for uncollectible loans	47	74
Investment real estate
Properties held for the generation of income, net	53,891	58,761
Contract loans	275,336	263,006
Other invested assets	219,395	271,261
Receivables for securities	8,241	—
Cash, cash equivalents and short-term investments	188,844	387,224

Total cash and invested assets	5,863,234	6,232,174

Accrued investment income	64,573	62,786
Deferred and uncollected premiums	118,639	127,401
Other assets	53,478	43,591
Current federal income tax recoverable and interest thereon	—	23
Net deferred tax asset (Note 12)	28,772	29,525
Electronic data processing equipment, net of depreciation	64	101
Separate accounts	316,799	491,909

Total admitted assets	$6,445,559	$6,987,510

Liabilities
Aggregate reserves for life and annuity policies	$4,930,493	$4,887,461
Aggregate reserves for accident and health policies	1,074	652
Contract claims	44,946	43,117
Liability for deposit-type contracts	450,490	442,306
Funds held under coinsurance	—	27,670
General expenses due and accrued	27,009	27,012
Taxes, licenses, and fees due and accrued	5,749	5,592
Current federal and foreign income taxes	4,062	—
Unearned investment income	586	619
Amounts withheld or retained by the Company as agent or trustee	638	766
Amounts held for agents’ account	6,042	6,409
Remittances and items not allocated	14,288	10,590
Asset valuation reserve (Note 3)	—	50,442
Interest maintenance reserve (Note 3)	21,700	28,426
Securities lending collateral liability	2,918	262,427
Other liabilities	65,596	60,857
Separate accounts	316,799	491,909

Total liabilities	5,892,390	6,346,255

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized; 6,600,000 shares issued and outstanding at December 31, 2008 and 2007, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	543,370	631,456

Total capital and surplus	553,169	641,255

Total liabilities and capital and surplus	$6,445,559	$6,987,510

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2008, 2007 and 2006

(in thousands of dollars)	2008	2007	2006
Revenues
Premiums and annuity considerations	$623,848	$647,297	$659,505
Net investment income, excluding realized gains and losses	315,404	325,614	326,190
Amortization of interest maintenance reserve	20,630	5,232	6,771
Commissions and expense allowances on reinsurance ceded	120,562	109,596	77,241
Reserve adjustments on reinsurance ceded	(51,505)	(77,795)	(70,150)
Other	11,747	11,662	21,128

Total revenues	1,040,686	1,021,606	1,020,685

Benefits and expenses
Death and other benefits	219,397	223,837	196,900
Surrender benefits and other fund withdrawals	286,858	269,650	242,501
Interest on policy or contract funds	21,233	22,353	22,855
Increase in aggregate reserves	41,614	20,648	62,035
Commissions	88,099	97,469	93,863
General insurance expenses	176,684	171,636	150,611
Taxes, licenses, and fees	21,658	20,173	19,664
Increase in loading on deferred and uncollected premiums	273	455	1,657
Transfers to separate accounts	10,867	45,674	44,632
Aggregate write-ins for deductions	31	12,234	—

Total benefits and expenses	866,714	884,129	834,718

Net gain from operations before federal income taxes and realized capital gains/(losses)	173,972	137,477	185,967

Federal income taxes	41,201	47,673	59,533

Net gain from operations before realized capital gains/(losses)	132,771	89,804	126,434

Net realized capital gains/(losses), less capital gains/(losses) taxes of $7,795, $(3,881) and $(6,615) and transfers to interest maintenance reserve of $13,904, $(2,624) and $(3,135) at December 31, 2008, 2007 and 2006, respectively	(108,727)	8,141	15,765

Net income	$24,044	$97,945	$142,199

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2008, 2007 and 2006

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2005	$6,600	$3,199	$614,434	$624,233

Net income	—	—	142,199	142,199
Change in net unrealized capital losses	—	—	(2,251)	(2,251)
Change in net deferred taxes	—	—	(15,412)	(15,412)
Change in non admitted assets	—	—	32,133	32,133
Change in asset valuation reserve	—	—	(5,730)	(5,730)
Change in surplus as a result of reinsurance	—	—	(6,620)	(6,620)
Dividend to stockholder	—	—	(100,000)	(100,000)

Balances at December 31, 2006	6,600	3,199	658,753	668,552

Net income	—	—	97,945	97,945
Change in net unrealized capital losses	—	—	6,234	6,234
Change in net deferred taxes	—	—	1,285	1,285
Change in non admitted assets	—	—	18,357	18,357
Change in asset valuation reserve	—	—	(21,636)	(21,636)
Change in surplus as a result of reinsurance	—	—	(4,482)	(4,482)
Dividend to stockholder	—	—	(125,000)	(125,000)

Balances at December 31, 2007	6,600	3,199	631,456	641,255

Net income	—	—	24,044	24,044
Change in net unrealized capital losses	—	—	(61,645)	(61,645)
Change in net deferred taxes	—	—	29,841	29,841
Change in non admitted assets	—	—	(40,296)	(40,296)
Cumulative effect of change in accounting principle	—	—	1,168	1,168
Change in reserve on account of change in valuation basis	—	—	(968)	(968)
Change in asset valuation reserve	—	—	50,442	50,442
Dividend to stockholder	—	—	(89,800)	(89,800)
Aggregate write-ins for gains and losses in surplus	—	—	(872)	(872)

Balances at December 31, 2008	$6,600	$3,199	$543,370	$553,169

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006

(in thousands of dollars)	2008	2007	2006
Cash from operations
Premiums collected net of reinsurance	$629,785	$651,305	$659,841
Net investment income	322,513	341,185	350,518
Miscellaneous income	132,309	121,258	98,369

Cash provided by operating activity	1,084,607	1,113,748	1,108,728

Benefits and loss related payments	552,898	599,755	521,714
Net transfers to separate accounts	(826)	49,715	50,205
Commissions, expenses paid and write-ins	295,105	290,826	270,716
Federal and foreign income taxes paid	44,911	41,544	56,419

Cash used in operating activities	892,088	981,840	899,054

Net cash from operations	192,519	131,908	209,674

Cash from investments
Bonds	559,305	1,070,566	1,122,070
Common and preferred stocks	—	15,777	39,584
Mortgage loans	27	86	266
Other invested assets	18,555	8,360	7,037
Net gains on cash, cash equivalents and short-term investments	620	11,433	308
Miscellaneous proceeds	6,779	13,616	10,963

Cash provided by investing activities	585,286	1,119,838	1,180,228

Bonds	536,495	876,616	1,196,185
Common and preferred stocks	—	59,210	186
Real estate	654	611	1,389
Other invested assets	12,603	163,756	58,802
Miscellaneous applications	9,046	178	—

Cash paid for investing activities	558,798	1,100,371	1,256,562

Net increase (decrease) in contract loans and premium notes	12,330	7,607	(1,214)

Net cash from investments	14,158	11,860	(77,548)

Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	10,707	(1,915)	(13,405)
Dividend to stockholder	(89,800)	(125,000)	(100,000)
Other cash provided	(325,964)	(70,224)	35,992

Net cash paid for financing and miscellaneous sources	(405,057)	(197,139)	(77,413)

Net change in cash, cash equivalents and short-term investments	(198,380)	(53,371)	54,713

Cash, cash equivalents and short-term investments
Beginning of year	387,224	440,595	385,882

End of year	$188,844	$387,224	$440,595

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

1.	Summary of Significant Accounting Policies

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group (“ZFS”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges” or the “P&C Group”).

In December 1988, BATUS Inc. (“BATUS”) a subsidiary of B.A.T. Industries p.l.c. (“B.A.T.”), acquired 100% ownership of FGI and its subsidiaries for approximately $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI.

In September 1998, the financial services businesses of B.A.T., which included the Company, were merged with Zurich Insurance Company (“ZIC”). The business of ZIC and the financial services businesses of B.A.T. were transferred to Zurich Group Holding (“ZGH”), a Swiss company with headquarters in Zurich, Switzerland.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities, single premium immediate annuities, and variable annuity products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2008, this network consisted of approximately 14,209 direct writing agents and approximately 515 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expenses to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Office of Insurance Commissioner of the State of Washington (“OIC”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC recognizes only statutory accounting practices prescribed or permitted by the State of Washington for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The OIC has adopted certain prescribed accounting practices which differ from those found in the NAIC SAP. Specifically, the requirement to nonadmit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington (“RCW”) 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments.

The Commissioner of Insurance of the OIC has the right to permit other specific practices which deviate from prescribed practices. The Company had adopted a permitted practice which differs from those found in the RCW as of December 31, 2008; specifically, the requirement to nonadmit real property in excess of limitations as stated in the RCW 48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the five year stated limitation for disposition of real estate acquired through foreclosure.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC is shown below as of December 31, 2008 and 2007. The practices prescribed or permitted by the OIC did not have an impact on net income.

(in thousands of dollars)	2008	2007
Capital and surplus per Annual Statement	$551,476	$641,255

OIC prescribed practice (RCW 48.13.180) Foreign Investments	5,052	5,062
OIC permitted practice (RCW 48.13.170) Real estate	3,522	3,592

Net change	8,574	8,654

Capital and surplus, NAIC SAP	$560,050	$649,909

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“GAAP”) in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair market value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Fair values of investments in bonds and preferred stocks are based on values specified by the NAIC, where available, rather than on actual market values or estimated fair values. Changes between cost and admitted asset investment amounts are credited and charged directly to unassigned surplus rather than net of amortization and tax, to a separate component of stockholder’s equity and other comprehensive income.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.

GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date, or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not than some portion or all of the deferred tax assets will not be realized.

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

Reconciliation of Statutory Basis to GAAP Basis Accounting

The Company did not prepare financial statements on a GAAP basis in 2008; therefore, no reconciliation for the year ended December 31, 2008 has been prepared. A reconciliation of the Company’s statutory net income to GAAP net income and statutory capital and surplus to GAAP shareholder’s equity for the years ended December 31, 2007 and 2006 is as follows:

(in thousands of dollars)	2007	2006
Capital and Surplus
As reported on a statutory basis	$641,255	$668,552
Total adjustments	969,101	874,328

As reported on a GAAP basis	$1,610,356	$1,542,880

(in thousands of dollars)	2007	2006
Income Statement
As reported on a statutory basis	$97,945	$142,199
Total adjustments	91,195	12,233

As reported on a GAAP basis	$189,140	$154,432

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Separate Accounts

The Company issues variable universal life (“VUL”) and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2008, there were 37 sub-accounts available for the variable universal life products, 48 sub-accounts available for variable annuity, 35 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.

The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

•

Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 7.25%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.75%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other policies, substandard lives are charged an extra premium plus the regular gross premium for the actual issue age or, in some cases, for the rated issued age. Mean reserves are determined by computing the regular mean reserve for the plan based on the actual or rated age and holding, in addition, one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2008 and 2007, the Company had approximately $11,367,701,000 and $11,973,696,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2008 and 2007 was approximately $405,000 and $764,000, respectively.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds – at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•

Preferred stocks – Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost. All other preferred stocks are reported at the lower of cost, amortized cost or fair market value based on the audited statutory equity of the entity’s financial statements.

•	Common stocks – The Company has sole ownership in a subsidiary, Leschi Life Assurance Company, which was capitalized on January 2, 2007. It is accounted for under the equity method.

•

Mortgage loans – at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2008 and 2007. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

•

Real estate, including related improvements – at the lower of depreciated cost or market. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2008 and 2007 was approximately $21,531,000 and $19,115,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. In September 2008, the Company classified the Rocklin real estate investment property as held for sale. As a result, a loss of $3,109,000 was recognized to carry it at market value. Real estate held for the production of income is appraised at least once every five years.

•	Contract loans – at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets – These balances consist of the Company’s investment in joint ventures, hedge funds, partnerships and call options.

•

Joint ventures, hedge funds and partnerships – The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus.

•

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on one of the following: 1) net book value of individual investment, or 2) the cost of the individual security. The unrealized gains or losses on common stocks and preferred stocks are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment is considered to be other than temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. Fair value is based on NAIC designated values or quoted market prices.

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due is nonadmitted. Nonadmitted investment income due and accrued that was excluded from surplus as of December 31, 2008 and 2007 was $0 and $74,000, respectively.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2008, 2007 and 2006 was approximately $2,834,000 for all years, respectively. See Note 15 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2008 and 2007 was approximately $577,000 and $1,688,000, respectively.

Depreciation expense on admitted assets was approximately $50,000, $40,000 and $112,000 for each year ended December 31, 2008, 2007 and 2006, respectively, and has been included in general expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Change in Valuation Basis

In 2008, the Company changed the methodology used to calculate CRVM expense allowances on its ordinary life business from continuous functions to discounted continuous functions. The impact of this change on the Company’s reserves for periods ending December 31, 2007 and prior was $968,000.

The Company changed the methods used to calculate the advance and deferred premiums on its ordinary life business. Advance premiums were being calculated as in advance of the next mode due date and was changed to in advance of the next anniversary due date to be in full compliance with SSAP No. 51. The change in the advance premium calculation necessitated a change in the calculation of deferred premiums as well, so that deferred premiums are now net of any deferred premiums paid. The changes were made as a result of the most recent financial condition examination conducted by the State of Washington Office of Insurance Commissioner. The impact on the Company’s surplus for periods ending December 31, 2007 and prior is $1,168,245.

Statements of Cash Flows

For purposes of the statement of cash flows, cash and short-term investments include cash and investments, principally money market funds, with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

2.	Investments

The components of investment income by type of investment for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Bonds	$290,502	$296,678	$301,542
Preferred stocks	1,353	1,366	1,666
Common stocks	—	—	74
Mortgage loans on real estate	5	10	24
Investment real estate	8,024	7,426	10,469
Contract loans	20,373	19,493	19,403
Short-term investments	2,429	3,898	4,372
Other	4,071	11,440	5,445

Gross investment income	326,757	340,311	342,995
Less: Investment expenses	(11,353)	(14,697)	(16,805)

Net investment income	$315,404	$325,614	$326,190

In 2008, 2007 and 2006, the Company’s investment expense included fees of approximately $153,000, $377,000 and $422,000, respectively, to its parent company, FGI.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $1,451,000, $1,464,000 and $1,510,000, respectively, to Deutsche Asset Management.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $117,000, $212,000 and $241,000, respectively, to Zurich Investment Services.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $1,213,000, $1,586,000 and $1,406,000, respectively, to Zurich Group Investments.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $1,211,000, $176,000 and $0, respectively, to Zurich Alternative Asset Management.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $495,000, $432,000 and $346,000, respectively, to Prudential Private Placement Investors, L.P.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $385,000, $352,000 and $487,000, respectively, to BlackRock, Inc.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Bonds	$(70,157)	$(3,770)	$(4,091)
Preferred stocks	(4,680)	(171)	1,140
Common stocks	—	—	6,694
Short-term investments	29	(3)	(46)
Investment real estate	(1,418)	1,646	1,602
Other	(10,802)	3,934	716

	(87,028)	1,636	6,015
Transfer to interest maintenance reserve	(13,904)	2,624	3,135
Add: Tax benefit (expense) on net realized losses (gains)	(7,795)	3,881	6,615

	$(108,727)	$8,141	$15,765

Impairment losses included in realized gains and losses above, for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Bonds	$(91,863)	$—	$(193)
Preferred stocks	(4,680)
Investment real estate	(3,109)	—	—
Other	(8,689)	—	—

	$(108,341)	$—	$(193)

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired.

The Company believes that the prices of the securities in the sectors identified in the following tables were temporarily depressed as of December 31, 2008 and 2007, due to the issuers

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for the recovery of any unrealized loss.

Unrealized Gains and Losses on Common Stock

Gross unrealized gains and losses pertaining to common stock as of December 31, 2008 and 2007 are as follows:

(in thousands of dollars)	Gains	Losses	Net
2008
Common stock
Industrial and miscellaneous (affiliated)	$—	$(43,012)	$(43,012)

Total common stock	$—	$(43,012)	$(43,012)

2007
Common stock
Industrial and miscellaneous (affiliated)	$—	$(16,476)	$(16,476)

Total common stock	$—	$(16,476)	$(16,476)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2008 and 2007 are as follows:

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2008
Bonds
U.S. governments	$74,415	$13,323	$(10)	$87,728
Debt securities issued by foreign government	699	75	—	774
Political subdivisions of states, territories and possessions (direct and guaranteed)	13,912	263	—	14,175
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	913,330	34,178	(1,645)	945,863
Public utilities (unaffiliated)	333,190	3,316	(25,535)	310,971
Industrial and miscellaneous (unaffiliated)	3,761,338	37,155	(516,447)	3,282,046

Total bonds	5,096,884	88,310	(543,637)	4,641,557

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	18,608	—	(7,751)	10,857

Total redeemable preferred stocks	18,608	—	(7,751)	10,857

Total bonds and redeemable preferred stocks	$5,115,492	$88,310	$(551,388)	$4,652,414

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2007
Bonds
U.S. governments	$127,139	$5,087	$(8)	$132,218
Debt securities issued by foreign government	699	21	—	720
Political subdivisions of states, territories and possessions (direct and guaranteed)	4,170	405	—	4,575
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	903,862	21,282	(6,699)	918,445
Public utilities (unaffiliated)	313,565	1,990	(7,640)	307,915
Industrial and miscellaneous (unaffiliated)	3,850,313	53,022	(95,092)	3,808,243

Total bonds	5,199,748	81,807	(109,439)	5,172,116

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	23,576	251	(1,140)	22,687

Total redeemable preferred stocks	23,576	251	(1,140)	22,687

Total bonds and redeemable preferred stocks	$5,223,324	$82,058	$(110,579)	$5,194,803

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2008 and 2007 were as follows:

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
(in thousands of dollars)
2008
Fixed maturities
Bonds
U.S. governments	$905	$(10)	$—	$—
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	15,747	(261)	123,416	(1,384)
Public utilities (unaffiliated)	147,019	(9,580)	95,022	(15,954)
Industrial and miscellaneous (unaffiliated)	1,449,587	(166,405)	1,261,212	(350,043)

Total bonds	1,613,258	(176,256)	1,479,650	(367,381)

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	1,057	(1,107)	9,721	(6,644)

Total redeemable preferred stocks	1,057	(1,107)	9,721	(6,644)

Total fixed maturities	$1,614,315	$(177,363)	$1,489,371	$(374,025)

Equity securities
Industrial and miscellaneous (affiliated)	$—	$—	$1,988	$(43,012)

Total equity securities	$—	$—	$1,988	$(43,012)

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
(in thousands of dollars)
2007
Fixed maturities
Bonds
U.S. governments	$—	$—	$2,224	$(8)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	25,965	(304)	266,318	(6,395)
Public utilities (unaffiliated)	35,667	(882)	176,040	(6,758)

Industrial and miscellaneous (unaffiliated)	508,047	(27,360)	1,590,237	(67,732)

Total bonds	569,679	(28,546)	2,034,819	(80,893)

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	15,302	(1,140)	—	—

Total redeemable preferred stocks	15,302	(1,140)	—	—

Total fixed maturities	$584,981	$(29,686)	$2,034,819	$(80,893)

Equity securities
Industrial and miscellaneous (affiliated)	$28,524	$(16,476)	$—	$—

Total equity securities	$28,524	$(16,476)	$—	$—

As of December 31, 2008, fixed maturities represented more than 93% of the Company’s total unrealized loss amount, which was comprised of 544 securities. The remaining portion of the Company’s total unrealized loss amount was attributed to one equity security and other invested assets. The Company held 141 securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 306 securities, of which 46.6%, or $751,940,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities with an unrealized loss of approximately $374,025,000 for 12 months or more as of December 31, 2008 were comprised of 238 securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2008.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, as of December 31, 2008 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value
Due in 1 year or less	$143,067	$141,119
Due after 1 year through 5 years	782,055	750,978
Due after 5 years through 10 years	1,094,140	980,554
Due after 10 years	1,003,071	923,341

	3,022,333	2,795,992

Mortgage-backed securities	2,074,551	1,845,565
Preferred stocks	18,608	10,857

	$5,115,492	$4,652,414

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2008
Bonds	$29,394	$(8,032)	$215,605
Preferred stocks	—	—	—

	$29,394	$(8,032)	$215,605

2007
Bonds	$6,389	$(11,830)	$588,712
Preferred stocks	5	—	2,705

	$6,394	$(11,830)	$591,417

2006
Bonds	$3,892	$(9,832)	$817,009
Preferred stocks	$1,140	$—	$11,115
Common stocks	7,029	(334)	27,858

	$12,061	$(10,166)	$855,982

Bonds with an amortized cost of approximately $3,923,000 and $3,926,000 were on deposit with regulatory authorities at December 31, 2008 and 2007, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,718,000 and $4,306,000 as of December 31, 2008 and 2007, respectively.

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The Company held a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding Limited Liability Company, a Delaware limited liability company. Both Mount Rosa 1 LTD and Mount Evans Funding Limited Liability Company are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The bond maturity date was December 27, 2031. The coupon rate for this bond was 7.24% and interest was paid semi-annually. The Issuer redeemed the $75,000,000 bond in December, 2008 and the Company realized a $26,396,000 gain on the redemption.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $923,000, $923,000 and $921,000 of interest income in 2008, 2007 and 2006, respectively. The total market value of the bond was approximately $18,896,000 and $15,463,000 as of December 31, 2008 and 2007, respectively.

3.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR
Balances as of December 31, 2006	$28,806	$36,282
Realized investment gains (losses), net of tax	3,688	(2,624)
Amortization of net investment gains	—	(5,232)
Unrealized investment gains, net of deferred tax	34,937	—
Basic contribution	3,956	—
Reserve objective over accumulated balances at 20%	(4,955)	—
Adjustment down to maximum/up to zero	(15,990)	—

Balances as of December 31, 2007	50,442	28,426

Realized investment gains (losses), net of tax	(70,437)	13,904
Amortization of net investment gains	—	(20,630)
Unrealized investment losses, net of deferred tax	(33,882)	—
Basic contribution	4,774	—
Reserve objective over accumulated balances at 20%	18,523	—
Adjustment down to maximum/up to zero	30,580	—

Balances as of December 31, 2008	$—	$21,700

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standard No.157, Fair Value Measurements (“SFAS 157”), which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and expands disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable;

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2008 about the Company’s financial assets measured at fair value on a recurring basis:

(In thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Other Invested Assets:
Real Estate Joint Ventures - Unaffiliated			$104,912	$104,912
Other Joint Ventures - Unaffiliated			67,263	67,263

Sub-Total			$172,175	$172,175

Aggregate Write-Ins for Investment Assets:
Derivative Instruments			248	248

Aggregate Write-Ins for Other Than Invested Assets:
Securities Lending Reinvestment	$2,610			2,610
Separate Accounts Assets	316,799			316,799

Total Assets at Fair Value				$491,832

Liabilities at Fair Value:
Aggregate Write-Ins for Other Than Invested Liabilities:
Securities Lending Collateral	$2,918			$2,918
Separate Accounts Liabilities	316,799			316,799

Total Liabilities at Fair Value				$319,717

Level 1 Financial Assets

Securities Lending Assets

$2.6 million or approximately 0.5% of the total assets reported at fair value are classified as Level 1. This amount represents the estimated fair value of the reinvested assets, using cash collateral received from the securities lending program, in reverse repurchase agreements priced daily by the tri-party bank, representing the Company and the counterparty.

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 primarily include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 1 Financial Liabilities

Securities Lending Liabilities

The securities lending liabilities represent the cash collateral received in connection with the Company’s securities lending program.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Level 3 Financial Assets

Real Estate Joint Ventures – Unaffiliated

The fair value is calculated by the real estate joint venture General Partner(s) using a number of methodologies, which include but are not limited to, discounted cash flow analysis, capitalization of current or stabilized net operating income, replacement costs, and recent sales comparable in the market. The General Partner(s) also takes into consideration the financial condition and operating results of the investment, the nature of the investment, market information and other factors he/she deems appropriate. Due to the considerable judgment that is required in determining the fair value, amounts ultimately realized from each investment may vary significantly from the fair values presented.

Other Joint Ventures - Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Derivative Instruments

The fair value in this category represents the options purchased on Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) to hedge the interest liability generated on the equity-indexed annuity product. The fair amount is computed internally using the Black-Scholes model under the “Asian” methodology.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified as Level 3 for 2008. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(In thousands of dollars)	Balance at January 1, 2008:	Included in Surplus	Included in net income	Purchases, issuances and settlements	Balance at December 31, 2008
Other Invested Assets:
Real Estate Joint Ventures - Unaffiliated	$109,383	$(6,298)	$(1,272)	$3,099	$104,912

Other Joint Ventures - Unaffiliated	103,995	(22,457)	(6,002)	(8,273)	67,263

Aggregate Write-Ins for Investment Assets:

Derivative Instruments	4,443	(229)		(3,966)	248

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Assets Measured at Fair Value on a Non-recurring Basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet as of December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008:

(In thousands of dollars)	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds		$5,990	$1,344	$(5,305)
Preferred stock		78		(242)
Real Estate Property Held For Sale			5,931	(3,109)

Bonds

Bonds that are rated NAIC 6 are carried at the lower of cost or market value. Farmers New World Life had seven bonds with an NAIC rating of 6 as of December 31, 2008. The market value and amortized cost of these bonds were $4,202,716 and $5,758,931 respectively. The total unrealized losses associated with these bonds as of December 31, 2008 were $1,556,215. Bonds are also reviewed on a quarterly basis for impairments. If a corporate bond has been non-investment grade for twelve consecutive months, they are written down to the current market value and a loss is recognized. Three bonds were impaired as of December 31, 2008 for a total loss of $3,748,858. The market value of those bonds is $3,131,872 as of December 31, 2008.

One bond has been identified as a level 3, fair value measurements with unobservable inputs. The fair value was obtained through an independent broker’s opinion. There were no observable inputs available, thus classifying it as a level 3.

Preferred Stock

Preferred stocks with NAIC ratings of 4, 5 or 6 are valued at the lower of cost or market value. The unrealized loss as of December 31, 2008 for those securities was $241,998. Preferred stocks are also reviewed for impairments on a quarterly basis. If a preferred stock is non-investment grade for twelve consecutive months, it is written down to the current market value and a loss is recognized. There were no impairments of preferred stock as of December 31, 2008.

Real Estate Held for Sale

The fair value recorded as of December 31, 2008 was $5.9 million, as this property has been written down and is currently held for sale. The inputs of the measurements include judgments about market conditions and assumptions tied to macroeconomic factors. Discounted cash flow calculation, replacement cost analysis, income capitalization approach and comparable transaction analyses were employed to generate estimates of fair value. The Company chose to adopt the low end of a broad range of estimated fair values.

Fair Value of Financial Assets and Liabilities Recognized or Not in Balance Sheets

The fair value of financial instruments, to include assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value, are based on quoted market prices. In instances where quoted market prices are not available, fair values are based upon

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

estimates using discounted cash flows or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Certain insurance liabilities and other non-financial instruments have been excluded, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The estimated carrying values and fair values of the Company’s financial instruments as of December 31, 2008 and 2007 are as follows:

	2008		2007
(in thousands of dollars)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Bonds	$5,096,884	$4,641,557	$5,199,748	$5,172,116
Preferred stocks	18,608	10,857	23,576	22,687
Mortgage loans	47	55	74	83
Contract loans	275,336	275,336	263,006	263,006
Joint ventures and		—
partnerships	219,148	239,273	266,818	290,317
S&P 500 call options	247	247	4,443	4,443
Cash, cash equivalents and short-term investments	188,844	188,844	387,224	387,224
Separate accounts	316,799	316,799	491,909	491,909
Liabilities
Deferred annuities	1,615,948	1,585,101	1,684,556	1,642,227
Securities lending	—
collateral liability	2,918	2,918	262,427	262,427
Separate accounts	316,799	316,799	491,909	491,909

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2008 and 2007:

Bonds and preferred stocks

The estimated fair values of bonds and preferred stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Mortgage loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

Joint ventures and partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

S&P 500 call options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Cash, cash equivalents and short-term investments

The carrying amounts of these items are a reasonable estimate of their fair value.

Deferred annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Securities lending

The estimated fair value of the securities lending collateral liability is valued in accordance with the value of the underlying investment holding, which are primarily bonds.

Separate accounts

Amounts are carried at market value of the underlying funds for financial statement purposes.

5.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint venture and partnership interest amounted to approximately $219,148,000 and $266,818,000 as of December 31, 2008 and 2007, respectively.

As of December 31, 2008, the Company was committed to investing $148,182,000 in U.S. real estate investment trust (“REITs”) and partnerships. Of this amount, approximately $136,866,000 has been funded with a remaining commitment of $11,316,000.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the State of Nevada. As the parent company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On January 2, 2007, the Company formed Leschi Life Assurance Company (“Leschi”), a wholly owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

On November 1, 2005, the Company acquired three properties valued at $42,579,000 and formed WVGRR Properties LLC, a real estate holding company wholly owned by the Company. In exchange, the Company paid cash in the amount of $18,195,000 and also assumed the debt on the three properties in the amount of $24,384,000. As of December 31, 2008, the statement value for WVGRR Properties LLC is $11,925,000.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Kemper Investors Life Insurance Company (“KI”). KI is an Illinois domiciled stock life insurance company. Initially, the Company ceded to KI all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be ceded to KI. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to this Agreement.

The Agreement with KI does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities ceded; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the agreement. Failure of KI to honor its obligation could result in a loss to the Company.

FGI has an agreement with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal, internal audit and communication services. Fees charged to the Company by FGI for sales, marketing and other services were approximately $44,466,000, $43,592,000 and $37,613,000 for the years ended December 31, 2008, 2007 and 2006, respectively, and are expensed as incurred. In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $18,281,000, $15,388,000 and $14,581,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

MI Administrators, LLC is a wholly owned subsidiary of FIG Leasing and was formed on September 24, 2008 under laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with Washington state’s business and occupation regulations.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

For the period ended December 31, 2008 and 2007, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2008	2007
Receivables from related parties
FGI	$—	$1,876
KI	1,053	698
Farmers Holding LLC	—	55
Farmers Insurance Exchange	—	9
Leschi	90	3
Farmers Insurance Company	—	1
Farmers Financial Services	8	—
MI Administrators	1	—

Total receivables from related parties	$1,152	$2,642

Payables to related parties
FGI	(5,866)	(16,708)
FIG Leasing	$(11)	$—

Total payables to related parties	$(5,877)	$(16,708)

Net payables to related parties	$(4,725)	$(14,066)

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with maturities of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $820,000, $557,000 and $322,000 in 2008, 2007 and 2006, respectively. The Company’s securities on loan as of December 31, 2008 and 2007 primarily consisted of U.S. Treasury and corporate fixed income securities and had an estimated fair value of approximately $2,854,000 and $258,477,000, respectively. The collateral as of December 31, 2008 and 2007 had an estimated fair value of approximately $2,610,000 and $262,427,000, net of impairment losses of $309,000 and $0, respectively.

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Estimates are established for amounts deemed or estimated to be uncollectible. As of

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

December 31, 2008 and 2007, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

One of the Company’s reinsurers, Scottish Re, is experiencing financial difficulties. The Company terminated ceding new business to Scottish Re as of December 2006. The Company ceded life insurance reserves to Scottish Re and its subsidiary, Scottish Re Life Corporation (formerly known as ERC Life Reinsurance Corporation), of $304,000 and $38,138,000, during the years 2008 and 2007, respectively. No claims recoverables from Scottish Re and Scottish Re Life Corporation are past due to the Company. The Company regularly monitors reports of Scottish Re’s financial situation to evaluate the possibility of impairment of receivables from Scottish Re and Scottish Re Life Corporation.

Hannover Life Reassurance Company of America (“HLRUS”) has taken over the liabilities of Scottish Re with respect to the Farmers Life coinsurance agreement. The liabilities and obligations of Scottish Re under the Agreement were novated to HLRUS as of December 31, 2008. Hanover Re is an A rated company by AM Best.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for universal life and whole life policies and $1,000,000 per life for all other policies. The excess risk is reinsured with unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 2, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement requires the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $56,789,000 and $33,119,000 for the years ended December 31, 2008 and 2007, respectively.

Premiums assumed from unaffiliated companies approximated $21,461,000, $26,618,000 and $25,989,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Premiums ceded to unaffiliated companies approximated $208,199,000, $214,589,000 and $194,813,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $21,330,000, $27,273,000 and $25,481,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Claims ceded to unaffiliated companies were approximately $87,598,000, $80,728,000 and $52,387,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

The estimated amounts of aggregate reduction in surplus of termination of all reinsurance agreements, by either party, as of December 31, 2008, 2007 and 2006, were $66,645,000, $70,398,000 and $69,220,000, respectively.

9.	Surplus and Restrictions

Statutory surplus of approximately $546,569,000 and $634,655,000 as of December 31, 2008 and 2007, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2008 and 2007 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2009, 2008 and 2007 were $132,771,000, $89,804,000 and $126,434,000, respectively. Dividends are determined by the board of directors.

The Company declared an ordinary dividend of $39,800,000 that was paid to the Company’s sole shareholder and parent, FGI on October 20, 2008. On December 22, 2008 the Company paid an ordinary dividend to the Company’s sole shareholder in the amount of $50,000,000. The Company paid $125,000,000 and $100,000,000 in dividends to FGI in 2007 and 2006, respectively.

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed the minimum regulatory requirements at December 31, 2008 and 2007. These ratios are not a required part of the financial statements and, therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

10.	Employees’ Retirement Plans

FGI sponsors a qualified, non-contributory defined benefit pension plan. Substantially all employees who have reached age 21 and rendered 1 year of service participate in the plan. The benefits are based on years of service and the employee’s compensation during the last 5 years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants. The Company was allocated and contributed $3,600,000, $3,500,000 and $5,100,000 for pension costs (credits) for 2008, 2007 and 2006, respectively. Pension plan liabilities are only recorded by FGI.

11.	Employees’ Profit Sharing Plans

FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries’ consolidated annual pretax earnings, as adjusted.

The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met.

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued.

The Company’s share of expenses under these plans for the years ended December 31, 2008, 2007 and 2006 was approximately $6,823,000, $6,814,000 and $6,605,000, respectively.

12.	Federal Income Taxes

The Company files a consolidated federal income tax return with FGI and its subsidiaries. These entities include the following:

FGI (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi

The method of allocation between the companies is subject to a written agreement, which has been approved by the board of directors. Allocation is based upon separate return calculations with credit for net losses. Intercompany tax balances are settled annually within 45 days after the filing date of the consolidated federal income tax return.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company has calculated deferred taxes as of December 31, 2008 and 2007 as follows:

(in thousands of dollars)	2008	2007
Gross deferred tax assets	$254,907	$231,539
Gross deferred tax liabilities	(47,322)	(57,408)

Net deferred tax asset	207,585	174,131
Deferred tax asset nonadmitted	(178,813)	(144,606)

Net admitted deferred tax asset	$28,772	$29,525

Change in nonadmitted asset	$(34,207)	$25,103

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Current income taxes incurred for the years ended December 31, 2008, 2007 and 2006 consisted of the following major components:

(in thousands of dollars)	2008	2007	2006
Current income tax expense	$50,481	$48,931	$60,597
Prior year adjustments	(9,280)	(1,258)	(1,064)

Current federal income tax incurred	41,201	47,673	59,533
Tax on realized capital gains (losses)	7,795	(3,881)	(6,615)

Total current federal income tax incurred	$48,996	$43,792	$52,918

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2008 and 2007 were as follows:

(in thousands of dollars)	2008	2007
Deferred tax assets
Deferred acquisition costs	$87,913	$84,294
Reserves	105,863	109,208
Investments	2,143	10,626
Unrealized capital loss	25,942	—
Depreciable assets	5,233	2,267
Other	27,813	25,144

Total deferred tax assets	254,907	231,539
Nonadmitted deferred tax assets	(178,813)	(144,606)

Admitted deferred tax assets	76,094	86,933

Deferred tax liabilities
Depreciable assets	1,213	34
Investments	5,235	—
Unrealized capital gain	—	13,502
Other	40,874	43,872

Total deferred tax liability	47,322	57,408

Net admitted deferred tax asset	$28,772	$29,525

The change in net deferred income taxes as of December 31, 2008 and 2007 were as follows:

(in thousands of dollars)	2008	2007	Change
Total deferred tax assets	$254,907	$231,539	$23,368
Total deferred tax liabilities	47,322	57,408	(10,086)

Net deferred tax assets	$207,585	$174,131	33,454

Tax effect of unrealized losses			(3,613)

Change in net deferred income tax			$29,841

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 were as follows:

(in thousands of dollars)	2008	2007	2006
Income before taxes, including realized losses	$28,737	$48,690	$67,194
Dividend received deduction	(498)	(504)	(19)
Tax exempt interest and ESOP	(7)	(21)	(38)
IMR	(7,221)	(1,831)	(2,370)
Nonadmitted assets	(2,132)	(2,361)	5,997
Other	276	(1,466)	(2,434)

Total statutory income taxes	$19,155	$42,507	$68,330

Federal income taxes incurred	$41,201	$47,673	$59,533
Tax on realized capital gains (losses)	7,795	(3,881)	(6,615)
Change in net deferred income tax	(29,841)	(1,285)	15,412

Total statutory income taxes	$19,155	$42,507	$68,330

The amount of net losses carried forward and available for recoupment in the event of future net losses is $0.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Year	Amount
Current year	2008	$56,823
First preceding year	2007	$46,363
Second preceding year	2006	$59,413

13.	Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In November 2005, the Company became the sole member of WVGRR Properties LLC (the “LLC”). The Company’s investment in the LLC is consolidated in the Company’s current year financial statements. In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC. The guarantee includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense. The Company is not aware of any present or future losses as of December 31, 2008.

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,691,000, $1,646,000 and $1,602,000 of this gain for the year ended December 31, 2008, 2007 and 2006, respectively.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2008, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years. As of December 31, 2008, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Year Ending December 31
2009	$2,527
2010	2,597
2011	2,668
2012	2,741
2013	2,817
Thereafter	21,917

Total future minimum payments required*	$35,267

*	Minimum payments have not been reduced by minimum sublease rentals of $72,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

Year Ending December 31	2008	2007	2006
Minimum rentals	$2,834	$2,834	$2,834
Contingent rentals	—	—	—
Less: Sublease rentals	(48)	(69)	(68)

	$2,786	$2,765	$2,766

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

15.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

The S&P 500 call options are reported as other invested assets, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP 86, Accounting for Derivative Instruments and Hedging Activities (“SSAP 86”), the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus. The Company has chosen to apply the provisions of SSAP 86 to all S&P 500 call options held as of January 1, 2003.

As of December 31, 2008 and 2007, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $3,966,000 and $48,000, respectively.

As of December 31, 2008 and 2007, the Company had call options with contract values of approximately $12,101,000 and $29,594,000, respectively, and carrying values of approximately $248,000 and $4,443,000, respectively.

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a 7-year term, but can be terminated at any time.

In 2008, the Company had 13,844 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February 2001 through January 2002, with contract values of $17,493,000 and carrying values of $0 at the date of expiration. The Company received total proceeds of $229,000 from the expired options, resulting in no realized gains or losses for the year.

Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

16.	Separate Accounts

All of the Company’s separate account business falls into the Nonguaranteed Account Category. Premiums, considerations or deposits received for the years ended December 31, 2008 and 2007, were approximately $74,571,000 and $111,316,000, respectively.

Reserves for accounts with assets as of December 31, 2008 and 2007, at market value, are approximately $289,027,000 and $451,712,000, respectively. The entire reserve amount is subject to discretionary withdrawal.

Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Transfers as reported in the Summary of Operations of the separate accounts	$11,351	$45,634	$44,589
Less: Sundry general expenses	(484)	40	43

Net transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement, net of reinsurance	$10,867	$45,674	$44,632

17.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2008 and 2007:

	2008		2007
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$9,452	$2,313	$9,696	$2,604
Ordinary renewal	169,898	116,326	173,276	119,969
Group life	—	—	4,828	4,828

	$179,350	$118,639	$187,800	$127,401

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

18.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2008 and 2007:

(in thousands of dollars)	2008	2007
Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$460,154	$639,566
At market value	190,209	321,155

Total with adjustment or at market value	650,363	960,721
At book value without adjustment (minimal or no charge or adjustment)	1,378,962	1,231,539
Not subject to discretionary withdrawal	647,734	639,787

Total	$2,677,059	$2,832,047

19.	Reconciliation to Annual Statement

Real estate partnerships reported in the Company’s Other Invested Assets line were not valued in accordance with Statement of Statutory Accounting Practice No. 48 Joint Ventures, Partnerships and Limited Liability Companies. The following is a reconciliation of these differences between the Annual Statement and the accompanying audited financial statements as of December 31, 2008:

(in thousands of dollars)	2008
Statutory statement of admitted assets, liabilities and capital and surplus
Net deferred tax asset
Annual Statement, as originally filed	$27,079
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$28,772

Unassigned surplus
Annual Statement, as originally filed	$541,677
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$543,370

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

(in thousands of dollars)	2008
Statutory statement of operations
Net investment income
Annual Statement, as originally filed	$310,566
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$315,404

(in thousands of dollars)	2008
Statutory statement of changes in capital and suplus
Net income
Annual Statement, as originally filed	$19,206
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$24,044

Change in net unrealized capital losses
Annual Statement, as originally filed	$(58,500)
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	(3,145)

Audited statutory financial statements as reported herein	$(61,645)

There were no material differences between the Annual Statement and the accompanying audited financial statements as of December 31, 2007.

20.	Subsequent Events

In February, 2009, the Company acquired a $75,000,000 Mount Rosa/Mount Evans 2 LLC bond at par for $86,311,000 including purchased interest of $333,000.

The Company is reporting a Type II subsequent event for the change in the estimated unrealized gains (losses) on its investments at March 31, 2009. A Type II subsequent event is an event that provides evidence with respect to conditions that did not exist at the balance sheet date but arose subsequent to that date. In light of the highly volatile current condition of the quoted market prices, the following schedule is provided to summarize the estimated gain (loss) position of the Company’s investments as of March 31, 2009.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

(in thousands of dollars) unaudited
Invested Asset Line Item	Market Value	Book Value	Unrealized Gain (Loss)	Realized Gain (Loss)
Bonds and Preferred Stock	$4,647,545	$5,145,385	$(497,839)	$(70,042)
Real Estate	$72,523	$53,304	$19,219	$434
Other Invested Assets	$207,757	$187,440	$20,317	$(9,031)
Contract Loans	$278,139	$278,139	$—	$—
Cash, Cash Equivalents and Short-term Investments	$132,498	$132,499	$(1)	$1
Receivables for Securities	$34,248	$34,248	$—	$—

Aggregate Write-Ins for Invested Assets	$94	$94	$—	$—
Mortgage Loans or Real Estate	$46	$40	$6	$—

Total Invested Assets	$5,372,850	$5,831,148	$(458,298)	$(78,637)

The total market value of $5,372,850,000 as of March 31, 2009 is approximately $62,482,000 lower, or 1.3% lower, than the market value as of December 31, 2008. The Company reviews all investment results monthly and closely monitors actions and activities of the financial markets. The Company’s robust monitoring process reflects its conservative investment philosophy. The average quality rating of the securities portfolio continues to be very high at “AA-”.

41

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$5,144,004
Other bonds (unaffiliated)	285,358,096
Preferred stocks (unaffiliated)	1,352,671
Mortgage loans	5,173
Real estate	8,023,559
Contract loans	20,373,358
Cash, cash equivalents and short-term investments	2,428,922
Other invested assets	(1,878,751)
Aggregate write-ins for investment income	1,112,345

Total gross investment income	$321,919,377

Real estate owned – book value less encumbrances	$53,890,683

Mortgage loans – book value
Commercial mortgages	$46,888

Total mortgage loans	$46,888

Mortgage loans by standing – book value
Good standing	$46,888

Other long-term assets – statement value	$219,147,493

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

Bonds and short-term investments by class and maturity
Bonds by maturity – statement value
Due within 1 year or less	$498,963,547
Over 1 year through 5 years	1,481,937,207
Over 5 years through 10 years	2,178,970,032
Over 10 years through 20 years	246,248,865
Over 20 years	885,309,659

Total by maturity	$5,291,429,310

Bonds by class – statement value
Class 1	$4,325,631,088
Class 2	849,882,720
Class 3	73,855,031
Class 4	37,108,268
Class 5	87,988
Class 6	4,864,215

Total by class	$5,291,429,310

Total bonds publicly traded	$4,732,895,827

Total bonds privately placed	$558,533,483

Preferred stocks – statement value	$18,608,092

Common stocks – equity value	$1,987,526

Short-term investments – book value	$194,545,120

Options, caps, floors and insurance futures owned – statement value	$247,519

Cash on deposit	$(8,310,455)

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

Life insurance in force
Industrial	$—

Ordinary	$90,795,759,000

Credit life	$—

Group life	$19,271,258,000

Amount of additional accidental death benefits in force under ordinary policies	$3,235,387,000

Life insurance policies with disability provisions in force
Industrial	$—

Ordinary	$52,413,181,000

Credit life	$—

Group life	$406,000

Supplementary contracts in force
Ordinary – not involving life contingencies
Amount on deposit	$13,100,620,000

Income payable	$37,705,000

Ordinary – involving life contingencies
Income payable	$146,469,000

Group – not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group – involving life contingencies
Income payable	$—

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

Annuities
Ordinary
Immediate – amount of income payable	$47,111,578

Deferred – fully paid – account balance	$568,200,303

Deferred – not fully paid – account balance	$1,331,823,443

Group
Amount of income payable	$—

Fully paid – account balance	$—

Not fully paid – account balance	$—

Accident and health insurance – premiums in force
Ordinary	$13,314,337

Group	$180

Credit	$—

Deposit funds and dividend accumulations
Deposit funds – account balance	$72,152,519

Dividend accumulations – account balance	$—

Claim payments
Group accident and health – year ended December 31
2008	$—

2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

Prior years	$—

Other accidental and health
2008	$1,066,000

2007	$245,000

2006	$2,000

2005	$—

2004	$12,000

2003	$—

Prior years	$—

Other coverage that use developmental methods to calculate claims reserves
2008	$—

2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

Prior years	$—

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2008 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2008 Annual Statement are $5,866,734,957.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories
Bonds
U.S. treasury securities	$72,870,824	1.24%	$72,870,824	1.24%
U.S. government obligations
Issued by U.S. government-sponsored agencies	76,276,051	1.30%	76,276,051	1.30%
Foreign government (including Canadian, excluding mortgage-backed securities):	9,996,454	0.17%	9,996,454	0.17%
Securities issued by states, territories and possessions and political subdivisions in the U.S.
Political subdivisions of states, territories and possessions general obligations	3,915,000	0.07%	3,915,000	0.07%
Revenue and assessment obligations	25,950,785	0.44%	25,950,785	0.44%
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	346,276	0.01%	346,276	0.01%
Issued by FNMA, FHLMC & GNMA	214,518,334	3.66%	214,518,334	3.66%
All other	1,197,999	0.02%	1,197,999	0.02%
Privately issued
Other mortgage-backed securities
Issued by FNMA and FHLMC	575,916,645	9.82%	575,916,645	9.83%
All other privately issued	1,282,660,310	21.86%	1,282,660,310	21.89%
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,387,123,460	40.69%	2,387,123,460	40.73%
Unaffiliated foreign securities	451,164,405	7.69%	446,112,052	7.61%
Equity interests
Preferred stocks
Unaffiliated	18,608,092	0.32%	18,608,092	0.32%
Other equity securities
Affiliated	1,987,526	0.03%	1,987,526	0.03%
Mortgage loans
Commercial loans	46,888	0.00%	46,888	0.00%
Real estate investments
Property held for the production of income	47,959,201	0.82%	47,959,201	0.82%
Property held for sale	5,931,482	0.10%	5,931,482	0.10%
Contract loans	275,336,232	4.69%	275,336,232	4.70%
Cash, cash equivalents and short-term
Investments	186,234,665	3.17%	186,234,665	3.18%
Other invested assets	228,694,328	3.90%	227,635,655	3.88%

Total invested assets	$5,866,734,957	100.00%	$5,860,623,931	100.00%

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The Company’s total admitted assets, excluding separate account assets, as filed in the 2008 Annual Statement were $6,127,066,401.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	Amount	Percentage of Total Admitted Assets
Investments
GSMS 2006-GG6 AAB	$71,463,370	1.17%
General Electric	69,293,320	1.13%
Goldman Sachs Group	66,387,431	1.08%
Bank of America	54,509,016	0.89%
GCCFC 2005-GG3 A4	50,430,747	0.82%
Merrill Lynch	47,394,076	0.77%
Citi Group Inc	46,514,036	0.76%
Wal-Mart Stores Inc	40,097,460	0.65%
HSBE	39,540,227	0.65%
AMAC 2003-9 A3	36,178,930	0.59%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage
NAIC – 1	$4,325,631,088	70.60%	P/RP – 1	$14,156,702	0.23%
NAIC – 2	849,882,720	13.87%	P/RP – 2	4,373,390	0.07%
NAIC – 3	73,855,031	1.21%	P/RP – 3	—	0.00%
NAIC – 4	37,108,268	0.61%	P/RP – 4	—	0.00%
NAIC – 5	87,988	0.00%	P/RP – 5	—	0.00%
NAIC – 6	4,864,215	0.08%	P/RP – 6	78,000	0.00%

	$5,291,429,310			$18,608,092

The Company holds admitted assets in foreign investments of approximately $373,201,667 or 6.09% of total admitted assets.

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$368,149,315	6.01%
Countries rated NAIC – 2	5,052,352	0.08%
Countries rated NAIC – 3 or below	—	0.00%

	$373,201,667	6.09%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries Rated NAIC – 1:
Great Britain	$105,958,091	1.73%
Australia	49,510,684	0.81%
Countries Rated NAIC – 2:
Aruba	$5,052,352	0.08%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets
1FE	Codelco Inc	$36,125,542	0.59%
1FE	Westfield Capital Corp	34,470,936	0.56%
1FE	Vodafone Group PLC	26,274,296	0.43%
1FE	Royal Bank of Scotland PLC	24,783,483	0.40%
2FE	Deutsche Tel Fin	20,456,587	0.33%
2FE	British Telecom PLC	19,138,755	0.31%
1FE	HBOS Treasury Services	18,606,973	0.30%
1FE	UBS AG Stamford	15,183,190	0.25%
1FE	BHP Billiton Finance	15,039,748	0.25%
1FE	Philips Electronics NV	14,831,668	0.24%

The Company holds Canadian investments of approximately $98,821,563 or 1.61% of total admitted assets, which is below the threshold of 2.5%.

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $237,755,585 or 3.88% of total admitted assets, which is above the threshold of 2.5%.

The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

	Amount	Percentage of Total Admitted Assets
Investments
Cobalt Industrial REIT LLC	$31,639,853	0.52%
Colony Realty Partners LP	25,503,594	0.42%
Blackstone Real Estate Partners V LP	25,227,173	0.41%
Fillmore East Fund LP	18,763,542	0.31%
Phillips Edison Shoppings Center Reit Inc	16,284,644	0.27%
Daedlus Partners	13,174,367	0.22%
Rabobank Capital Fund II	12,069,000	0.20%
Beacon Capital Strategic Partners IV LP	12,063,709	0.20%
WVGRR Properties LLC	11,924,967	0.19%
Normandy Real Estate Fund Group LLC	10,477,335	0.17%

The Company holds $207,222,526 of investments in general partnership interests or 3.38% of total admitted assets.

The Company’s three largest investments in general partnership interests are listed below:

	Amount	Percentage of Total Admitted Assets
Investments
Cobalt Industrial REIT LLC	$31,639,853	0.52%
Colony Realty Partners LP	25,503,594	0.42%
Blackstone Real Estate Partners V LP	25,227,173	0.41%

The Company holds approximately $46,888 of mortgage loans, or 0.01% of total admitted assets, which is below the threshold of 2.5%.

The Company holds approximately $53,890,683 or 0.88% of total admitted assets, in investment real estate properties, which is below the threshold of 2.5%.

Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

	Amount	Percentage of Total Admitted Assets
Date
March 31, 2008 (unaudited)	$317,499,499	Not Applicable
June 30, 2008 (unaudited)	212,388,464	Not Applicable
September 30, 2008 (unaudited)	148,557,733	Not Applicable
December 31, 2008	2,853,735	0.05%

The Company holds approximately $247,519 in call option investments, which comprised 0.001% of total admitted assets.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

51

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2008

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

December 31, 2008

Page(s)
Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets and Liabilities	2-11

Statement of Operations	12-21

Statements of Changes in Net Assets	22-35

Notes to Financial Statements	36-62

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Contract Holders of Farmers Annuity Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the related statement of operations, statements of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Annuity Separate Account A of Farmers New World Life Insurance Company (the “Account”) (comprised of the Social Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Bond, the Global Opportunities, the Growth & Income, and the International VIPs of the DWS Variable Series I – Class A Shares; the Dreman High Return Equity, the Government & Agency Securities, the High Income, the Money Market, and the Small Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares; the Freedom 2005, the Freedom 2010, the Freedom 2015, the Freedom 2020, the Freedom 2025, the Freedom 2030, and the Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the FundsManager 20%, the FundsManager 50%, the FundsManager 70%, and the FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Global Asset Allocation, the Small – Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Capital Growth, the Mid Cap Value, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio – Service Shares, the Forty Portfolio – Institutional Shares, and the Mid Cap Growth Portfolio – Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar-Hedged), and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Equity Income, the MidCap Stock, the SmallCap Growth II, and the West Coast Equity Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios) at December 31, 2008, the results of each of their operations for the period ended, the changes in each of their net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 28, 2009

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2008

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund		Dreyfus Socially Responsible Growth Fund, Inc.	DWS Variable Series I
	Social Mid Cap Growth Portfolio	Developing Leaders Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Bond VIP
ASSETS
Investments, at fair value	$143,506	$1,544,456	$2,258,110	$67,813	$7,128,919
Dividends receivable	—	—	—	—	—

Total assets	143,506	1,544,456	2,258,110	67,813	7,128,919
LIABILITIES
Payable to Farmers New World Life Insurance Company	171	1,808	2,699	78	8,217

Total liabilities	171	1,808	2,699	78	8,217
Net assets	$143,335	$1,542,648	$2,255,411	$67,735	$7,120,702

Accumulation units outstanding	20,145	245,787	198,639	11,707	622,398

Unit value of accumulation units	$7.12	$6.28	$11.35	$5.79	$11.44

Shares owned in each portfolio	7,557	82,283	224,241	3,441	1,296,167

Market value per share	$18.99	$18.77	$10.07	$19.71	$5.50

Cost of investments	$153,233	$2,555,874	$2,443,691	$80,683	$8,707,075

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	DWS Variable Series I, Continued			DWS Variable Series II
	Global Opportunities VIP	Growth & Income VIP	International VIP	Dreman High Return Equity VIP	Government & Agency Securities VIP	High Income VIP
ASSETS
Investments, at fair value	$3,612,125	$2,608,505	$5,585,184	$12,165,634	$4,287,544	$3,893,447
Dividends receivable	—	—	—	—	—	—

Total assets	3,612,125	2,608,505	5,585,184	12,165,634	4,287,544	3,893,447
LIABILITIES
Payable to Farmers New World Life Insurance Company	4,165	3,133	6,441	14,234	5,169	4,502

Total liabilities	4,165	3,133	6,441	14,234	5,169	4,502
Net assets	$3,607,960	$2,605,372	$5,578,743	$12,151,400	$4,282,375	$3,888,946

Accumulation units outstanding	402,118	429,633	1,075,977	1,171,573	300,308	374,851

Unit value of accumulation units	$8.97	$6.06	$5.18	$10.37	$14.26	$10.37

Shares owned in each portfolio	463,687	509,474	856,623	1,959,039	345,770	731,851

Market value per share	$7.79	$5.12	$6.52	$6.21	$12.40	$5.32

Cost of investments	$4,725,047	$4,233,565	$7,087,734	$19,751,422	$4,100,300	$5,420,944

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	DWS Variable Series II, Continued		Fidelity Variable Insurance Products Funds
	Money Market VIP	Small Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
ASSETS
Investments, at fair value	$1,790,266	$280,892	$5,936,307	$6,706,634	$5,042,050
Dividends receivable	1,492	—	—	—	—

Total assets	1,791,758	280,892	5,936,307	6,706,634	5,042,050
LIABILITIES
Payable to Farmers New World Life Insurance Company	2,206	330	6,914	8,029	5,810

Total liabilities	2,206	330	6,914	8,029	5,810
Net assets	$1,789,552	$280,562	$5,929,393	$6,698,605	$5,036,240

Accumulation units outstanding	153,866	113,787	1,016,772	903,203	367,751

Unit value of accumulation units	$11.63	$2.47	$5.83	$7.42	$13.69

Shares owned in each portfolio	1,790,266	36,911	252,932	67,751	275,071

Market value per share	$1.00	$7.61	$23.47	$98.99	$18.33

Cost of investments	$1,790,266	$406,386	$7,122,821	$7,765,212	$7,002,619

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Fidelity VIP Freedom Funds
	VIP Freedom 2005 Portfolio(1)	VIP Freedom 2010 Portfolio (2)	VIP Freedom 2015 Portfolio (3)	VIP Freedom 2020 Portfolio (4)	VIP Freedom 2025 Portfolio (5)	VIP Freedom 2030 Portfolio (6)	VIP Freedom Income Portfolio (7)
ASSETS
Investments, at fair value	$—	$—	$32,649	$30,587	$47,485	$3,845	$3,655
Dividends receivable	—	—	—	—	—	—	—

Total assets	—	—	32,649	30,587	47,485	3,845	3,655
LIABILITIES
Payable to Farmers New World Life Insurance Company	—	—	35	15	53	3	2

Total liabilities	—	—	35	15	53	3	2
Net assets	$—	$—	$32,614	$30,572	$47,432	$3,842	$3,653

Accumulation units outstanding	—	—	4,137	4,110	6,498	549	403

Unit value of accumulation units	$—	$—	$7.88	$7.44	$7.30	$7.00	$9.06

Shares owned in each portfolio	—	—	4,001	3,977	6,357	541	401

Market value per share	$—	$—	$8.16	$7.69	$7.47	$7.11	$9.12

Cost of investments	$—	$—	$33,047	$30,721	$47,843	$4,076	$3,738

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Fidelity VIP FundsManager Portfolios				Franklin Templeton Variable Insurance Products Trust
	VIP Funds Manager 20% Portfolio (8)	VIP Funds Manager 50% Portfolio (9)	VIP Funds Manager 70% Portfolio (10)	VIP Funds Manager 85% Portfolio (11)	Developing Markets Securities Fund
ASSETS
Investments, at fair value	$—	$161,894	$140,014	$169,810	$2,764,657
Dividends receivable	—	—	—	—	—

Total assets	—	161,894	140,014	169,810	2,764,657
LIABILITIES
Payable to Farmers New World Life Insurance Company	—	186	113	181	3,105

Total liabilities	—	186	113	181	3,105
Net assets	$—	$161,708	$139,901	$169,629	$2,761,552

Accumulation units outstanding	—	19,442	18,389	23,738	252,601

Unit value of accumulation units	$—	$8.32	$7.61	$7.15	$10.93

Shares owned in each portfolio	—	20,782	20,410	26,911	457,725

Market value per share	$—	$7.79	$6.86	$6.31	$6.04

Cost of investments	$—	$161,202	$143,125	$161,780	$4,580,786

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Franklin Templeton Variable Insurance Products Trust, Continued			Goldman Sachs Variable Insurance Trust
	Global Asset Allocation Fund	Small - Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Capital Growth Fund	Mid Cap Value Fund	Structured Small Cap Equity Fund
ASSETS
Investments, at fair value	$1,777,150	$1,234,451	$1,174,904	$4,787,673	$4,267,035	$713,677
Dividends receivable	—	—	—	—	—	—

Total assets	1,777,150	1,234,451	1,174,904	4,787,673	4,267,035	713,677
LIABILITIES
Payable to Farmers New World Life Insurance Company	1,999	1,438	1,385	5,571	17,069	2,554

Total liabilities	1,999	1,438	1,385	5,571	17,069	2,554
Net assets	$1,775,151	$1,233,013	$1,173,519	$4,782,102	$4,249,966	$711,123

Accumulation units outstanding	139,525	180,668	140,511	798,363	333,709	80,198

Unit value of accumulation units	$12.72	$6.82	$8.35	$5.99	$12.74	$8.87

Shares owned in each portfolio	209,817	105,060	111,365	646,983	492,729	102,246

Market value per share	$8.47	$11.75	$10.55	$7.40	$8.66	$6.98

Cost of investments	$2,826,105	$1,612,454	$1,854,195	$5,738,760	$5,926,728	$1,180,444

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Janus Aspen Series			PIMCO Variable Insurance Trust
	Balanced Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	Mid Cap Growth Portfolio (Service Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
ASSETS
Investments, at fair value	$3,814,577	$10,238,266	$777,489	$3,991,126	$6,275,274
Dividends receivable	—	—	—	—	—

Total assets	3,814,577	10,238,266	777,489	3,991,126	6,275,274
LIABILITIES
Payable to Farmers New World Life Insurance Company	4,318	12,057	885	4,698	7,590

Total liabilities	4,318	12,057	885	4,698	7,590
Net assets	$3,810,259	$10,226,209	$776,604	$3,986,428	$6,267,684

Accumulation units outstanding	340,235	1,866,727	108,564	306,757	489,029

Unit value of accumulation units	$11.20	$5.48	$7.15	$13.00	$12.82

Shares owned in each portfolio	160,614	445,723	37,560	416,610	648,272

Market value per share	$23.75	$22.97	$20.70	$9.58	$9.68

Cost of investments	$3,866,717	$8,974,471	$764,772	$4,095,936	$6,461,317

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Principal Variable Contracts Funds, Inc.
	Equity Income Account (12)	MidCap Stock Account	SmallCap Growth Account II (13)	West Coast Equity Account
ASSETS
Investments, at fair value	$7,750,976	$3,251,062	$907,499	$894,774
Dividends receivable	—	—	—	—

Total assets	7,750,976	3,251,062	907,499	894,774
LIABILITIES
Payable to Farmers New World Life Insurance Company	9,145	3,690	1,282	1,016

Total liabilities	9,145	3,690	1,282	1,016
Net assets	$7,741,831	$3,247,372	$906,217	$893,758

Accumulation units outstanding	684,891	302,948	170,133	99,177

Unit value of accumulation units	$11.30	$10.72	$5.33	$9.01

Shares owned in each portfolio	673,998	406,383	136,466	59,891

Market value per share	$11.50	$8.00	$6.65	$14.94

Cost of investments	$10,149,332	$5,335,216	$950,533	$1,345,444

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Principal Variable Contracts Funds, Inc., Continued
	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
ASSETS
Investments, at fair value	$28,779,509	$6,020,861	$22,697,905	$5,667,698	$14,749,596
Dividends receivable	—	—	—	—	—

Total assets	28,779,509	6,020,861	22,697,905	5,667,698	14,749,596
LIABILITIES
Payable to Farmers New World Life Insurance Company	33,524	6,929	26,602	6,170	17,010

Total liabilities	33,524	6,929	26,602	6,170	17,010
Net assets	$28,745,985	$6,013,932	$22,671,303	$5,661,528	$14,732,586

Accumulation units outstanding	2,465,805	517,838	1,983,415	494,283	1,308,258

Unit value of accumulation units	$11.66	$11.61	$11.43	$11.45	$11.26

Shares owned in each portfolio	2,428,651	639,836	1,854,404	540,295	1,208,983

Market value per share	$11.85	$9.41	$12.24	$10.49	$12.20

Cost of investments	$34,585,495	$7,001,211	$27,631,119	$6,971,038	$19,966,807

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

(1)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005

(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010

(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015

(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020

(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025

(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030

(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income

(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20%

(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50%

(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70%

(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85%

(12)	The PVC Equity Income Account I changed its name to PVC Equity Income Account, effective May 17, 2008

(13)	The PVC SmallCap Growth Account changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

For the Period Ended December 31, 2008

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund		Dreyfus Socially Responsible Growth Fund, Inc.	DWS Variable Series I
	Social Mid Cap Growth Portfolio	Developing Leaders Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Bond VIP
Investment income:
Dividends and capital gain distributions	$1,407	$147,898	$140,329	$418	$525,400

Total investment income	1,407	147,898	140,329	418	525,400

Expenses:
Mortality and expense risk	3,103	30,181	38,697	1,240	120,731

Total expenses	3,103	30,181	38,697	1,240	120,731

Net investment income (loss)	(1,696)	117,717	101,632	(822)	404,669

Realized gains (losses) on investments:
Proceeds from sales	104,663	589,593	1,334,054	13,488	2,974,271
Cost of investments sold	(118,951)	(796,901)	(1,400,900)	(16,016)	(3,277,537)

Net realized gain (loss) from investment transactions	(14,288)	(207,308)	(66,846)	(2,528)	(303,266)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	55,225	(85,134)	24,561	25,205	257,129
End of period	(9,727)	(1,011,418)	(185,581)	(12,870)	(1,578,157)

Change in net unrealized appreciation (depreciation) of investments	(64,952)	(926,284)	(210,142)	(38,075)	(1,835,286)

Net increase (decrease) in net assets from operations	$(80,936)	$(1,015,875)	$(175,356)	$(41,425)	$(1,733,883)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	DWS Variable Series I, Continued			DWS Variable Series II
	Global Opportunities VIP	Growth & Income VIP	International VIP	Dreman High Return Equity VIP	Government & Agency Securities VIP	High Income VIP
Investment income:
Dividends and capital gain distributions	$1,006,793	$1,015,515	$1,703,639	$4,314,371	$201,514	$650,058

Total investment income	1,006,793	1,015,515	1,703,639	4,314,371	201,514	650,058

Expenses:
Mortality and expense risk	73,655	51,044	113,371	241,032	58,677	71,690

Total expenses	73,655	51,044	113,371	241,032	58,677	71,690

Net investment income (loss)	933,138	964,471	1,590,268	4,073,339	142,837	578,368

Realized gains (losses) on investments:
Proceeds from sales	1,212,955	868,351	1,492,905	3,270,696	1,289,861	1,937,833
Cost of investments sold	(1,642,736)	(1,188,762)	(2,021,997)	(5,003,866)	(1,278,892)	(2,349,621)

Net realized gain (loss) from investment transactions	(429,781)	(320,411)	(529,092)	(1,733,170)	10,969	(411,788)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	3,057,068	825,496	4,971,488	5,758,667	178,310	79,523
End of period	(1,112,922)	(1,625,060)	(1,502,550)	(7,585,788)	187,244	(1,527,497)

Change in net unrealized appreciation (depreciation) of investments	(4,169,990)	(2,450,556)	(6,474,038)	(13,344,455)	8,934	(1,607,020)

Net increase (decrease) in net assets from operations	$(3,666,633)	$(1,806,496)	$(5,412,862)	$(11,004,286)	$162,740	$(1,440,440)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	DWS Variable Series II, Continued		Fidelity Variable Insurance Products Funds
	Money Market VIP	Small Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment income:
Dividends and capital gain distributions	$37,612	$—	$66,332	$304,767	$1,241,179

Total investment income	37,612	—	66,332	304,767	1,241,179

Expenses:
Mortality and expense risk	18,181	5,714	121,019	126,732	93,641

Total expenses	18,181	5,714	121,019	126,732	93,641

Net investment income (loss)	19,431	(5,714)	(54,687)	178,035	1,147,538

Realized gains (losses) on investments:
Proceeds from sales	929,581	63,634	1,786,371	2,554,797	1,158,073
Cost of investments sold	(929,581)	(84,539)	(2,161,891)	(3,003,436)	(1,600,968)

Net realized gain (loss) from investment transactions	—	(20,905)	(375,520)	(448,639)	(442,895)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	—	131,544	3,980,631	3,119,956	2,283,226
End of period	—	(125,494)	(1,186,514)	(1,058,578)	(1,960,569)

Change in net unrealized appreciation (depreciation) of investments	—	(257,038)	(5,167,145)	(4,178,534)	(4,243,795)

Net increase (decrease) in net assets from operations	$19,431	$(283,657)	$(5,597,352)	$(4,449,138)	$(3,539,152)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Fidelity VIP Freedom Funds
	VIP Freedom 2005 Portfolio(1)	VIP Freedom 2010 Portfolio (2)	VIP Freedom 2015 Portfolio (3)	VIP Freedom 2020 Portfolio (4)	VIP Freedom 2025 Portfolio (5)	VIP Freedom 2030 Portfolio (6)	VIP Freedom Income Portfolio(7)
Investment income:
Dividends and capital gain distributions	$—	$—	$2,107	$900	$3,647	$317	$154

Total investment income	—	—	2,107	900	3,647	317	154

Expenses:
Mortality and expense risk	—	—	42	15	51	4	2

Total expenses	—	—	42	15	51	4	2

Net investment income (loss)	—	—	2,065	885	3,596	313	152

Realized gains (losses) on investments:
Proceeds from sales	—	—	10	1	—	536	—
Cost of investments sold	—	—	(10)	(1)	—	(639)	—

Net realized gain (loss) from investment transactions	—	—	—	—	—	(103)	—

Net unrealized appreciation (depreciation) of investments:
Beginning of period	—	—	—	—	—	—	—
End of period	—	—	(398)	(134)	(358)	(231)	(83)

Change in net unrealized appreciation (depreciation) of investments	—	—	(398)	(134)	(358)	(231)	(83)

Net increase (decrease) in net assets from operations	$—	$—	$1,667	$751	$3,238	$(21)	$69

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Fidelity VIP FundsManager Portfolios				Franklin Templeton Variable Insurance Products Trust
	VIP Funds Manager 20% Portfolio (8)	VIP Funds Manager 50% Portfolio (9)	VIP Funds Manager 70% Portfolio (10)	VIP Funds Manager 85% Portfolio (11)	Developing Markets Securities Fund
Investment income:
Dividends and capital gain distributions	$—	$4,693	$3,149	$3,322	$1,147,363

Total investment income	—	4,693	3,149	3,322	1,147,363

Expenses:
Mortality and expense risk	—	217	170	203	60,600

Total expenses	—	217	170	203	60,600

Net investment income (loss)	—	4,476	2,979	3,119	1,086,763

Realized gains (losses) on investments:
Proceeds from sales	—	4,585	60	28	1,313,541
Cost of investments sold	—	(5,364)	(72)	(28)	(1,921,916)

Net realized gain (loss) from investment transactions	—	(779)	(12)	—	(608,375)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	—	—	—	—	2,128,732
End of period	—	692	(3,111)	8,030	(1,816,129)

Change in net unrealized appreciation (depreciation) of investments	—	692	(3,111)	8,030	(3,944,861)

Net increase (decrease) in net assets from operations	$—	$4,389	$(144)	$11,149	$(3,466,473)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Franklin Templeton Variable Insurance Products Trust, Continued			Goldman Sachs Variable Insurance Trust
	Global Asset Allocation Fund	Small - Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Capital Growth Fund	Mid Cap Value Fund	Structured Small Cap Equity Fund
Investment income:
Dividends and capital gain distributions	$523,848	$232,087	$140,771	$9,015	$75,039	$8,060

Total investment income	523,848	232,087	140,771	9,015	75,039	8,060

Expenses:
Mortality and expense risk	27,153	23,896	20,307	98,598	83,476	12,058

Total expenses	27,153	23,896	20,307	98,598	83,476	12,058

Net investment income (loss)	496,695	208,191	120,464	(89,583)	(8,437)	(3,998)

Realized gains (losses) on investments:
Proceeds from sales	451,506	393,021	268,194	1,981,119	1,945,943	246,287
Cost of investments sold	(900,547)	(467,021)	(360,673)	(2,224,987)	(2,428,576)	(397,378)

Net realized gain (loss) from investment transactions	(449,041)	(74,000)	(92,479)	(243,868)	(482,633)	(151,091)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	(351,051)	704,203	(54,099)	2,412,852	621,094	(233,496)
End of period	(1,048,955)	(378,003)	(679,291)	(951,087)	(1,659,693)	(466,767)

Change in net unrealized appreciation (depreciation) of investments	(697,904)	(1,082,206)	(625,192)	(3,363,939)	(2,280,787)	(233,271)

Net increase (decrease) in net assets from operations	$(650,250)	$(948,015)	$(597,207)	$(3,697,390)	$(2,771,857)	$(388,360)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Janus Aspen Series			PIMCO Variable Insurance Trust
	Balanced Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	Mid Cap Growth Portfolio (Service Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
Investment income:
Dividends and capital gain distributions	$404,617	$21,741	$72,910	$157,051	$415,879

Total investment income	404,617	21,741	72,910	157,051	415,879

Expenses:
Mortality and expense risk	53,999	212,761	15,131	66,379	99,201

Total expenses	53,999	212,761	15,131	66,379	99,201

Net investment income (loss)	350,618	(191,020)	57,779	90,672	316,678

Realized gains (losses) on investments:
Proceeds from sales	1,296,239	3,330,467	321,112	2,279,496	2,916,749
Cost of investments sold	(1,493,659)	(2,769,924)	(348,138)	(2,350,733)	(2,979,143)

Net realized gain (loss) from investment transactions	(197,420)	560,543	(27,026)	(71,237)	(62,394)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	941,726	10,047,159	657,834	105,557	207,490
End of period	(52,140)	1,263,795	12,717	(104,810)	(186,043)

Change in net unrealized appreciation (depreciation) of investments	(993,866)	(8,783,364)	(645,117)	(210,367)	(393,533)

Net increase (decrease) in net assets from operations	$(840,668)	$(8,413,841)	$(614,364)	$(190,932)	$(139,249)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Principal Variable Contracts Funds, Inc.
	Equity Income Account (12)	MidCap Stock Account	SmallCap Growth Account II (13)	West Coast Equity Account
Investment income:
Dividends and capital gain distributions	$1,155,502	$1,230,987	$—	$154,094

Total investment income	1,155,502	1,230,987	—	154,094

Expenses:
Mortality and expense risk	148,869	55,149	16,614	17,049

Total expenses	148,869	55,149	16,614	17,049

Net investment income (loss)	1,006,633	1,175,838	(16,614)	137,045

Realized gains (losses) on investments:
Proceeds from sales	3,794,914	766,548	264,394	418,283
Cost of investments sold	(4,837,093)	(1,264,165)	(360,279)	(562,476)

Net realized gain (loss) from investment transactions	(1,042,179)	(497,617)	(95,885)	(144,193)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	2,436,062	103,500	577,879	88,423
End of period	(2,398,356)	(2,084,154)	(43,034)	(450,670)

Change in net unrealized appreciation (depreciation) of investments	(4,834,418)	(2,187,654)	(620,913)	(539,093)

Net increase (decrease) in net assets from operations	$(4,869,964)	$(1,509,433)	$(733,412)	$(546,241)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Principal Variable Contracts Funds, Inc., Continued
	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income:
Dividends and capital gain distributions	$6,501,316	$845,674	$4,596,640	$1,082,775	$4,220,248

Total investment income	6,501,316	845,674	4,596,640	1,082,775	4,220,248

Expenses:
Mortality and expense risk	486,029	94,373	410,909	79,869	264,451

Total expenses	486,029	94,373	410,909	79,869	264,451

Net investment income (loss)	6,015,287	751,301	4,185,731	1,002,906	3,955,797

Realized gains (losses) on investments:
Proceeds from sales	9,095,551	1,740,816	10,731,453	1,922,464	3,047,926
Cost of investments sold	(11,382,146)	(2,099,483)	(13,373,101)	(2,423,703)	(4,043,890)

Net realized gain (loss) from investment transactions	(2,286,595)	(358,667)	(2,641,648)	(501,239)	(995,964)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	9,609,163	1,041,035	9,438,511	330,614	7,344,699
End of period	(5,805,986)	(980,350)	(4,933,214)	(1,303,340)	(5,217,211)

Change in net unrealized appreciation (depreciation) of investments	(15,415,149)	(2,021,385)	(14,371,725)	(1,633,954)	(12,561,910)

Net increase (decrease) in net assets from operations	$(11,686,457)	$(1,628,751)	$(12,827,642)	$(1,132,287)	$(9,602,077)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

(1)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005

(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010

(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015

(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020

(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025

(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030

(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income

(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20%

(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50%

(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70%

(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85%

(12)	The PVC Equity Income Account I changed its name to PVC Equity Income Account, effective May 17, 2008

(13)	The PVC SmallCap Growth Account changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

For the Periods Ended December 31, 2008 and 2007

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund
	Social Mid Cap Growth Portfolio (1)		Developing Leaders Portfolio		Quality Bond Portfolio
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,696)	$5,202	$117,717	$390,602	$101,632	$154,769
Net realized gain (loss) from investment transactions	(14,288)	(241)	(207,308)	(50,911)	(66,846)	(75,915)
Change in net unrealized appreciation (depreciation) of investments	(64,952)	6,833	(926,284)	(713,757)	(210,142)	64,267

Net increase (decrease) in net assets from operations	(80,936)	11,794	(1,015,875)	(374,066)	(175,356)	143,121

From contract transactions:
Payments received from contract owners	1,700	2,526	54,663	96,089	36,222	57,667
Transfers for contract benefits and terminations	(22,610)	(30,262)	(321,713)	(293,311)	(613,203)	(335,484)
Contract maintenance charges	(281)	(326)	(1,722)	(1,959)	(1,517)	(1,379)
Transfers between subaccounts (including fixed account), net	(51,076)	(25,630)	(83,813)	178,499	(452,717)	240,878

Net increase (decrease) in net assets from contract transactions	(72,267)	(53,692)	(352,585)	(20,682)	(1,031,215)	(38,318)

Total increase (decrease) in net assets	(153,203)	(41,898)	(1,368,460)	(394,748)	(1,206,571)	104,803
Net assets at beginning of period	296,538	338,436	2,911,108	3,305,856	3,461,982	3,357,179

Net assets at end of period	$143,335	$296,538	$1,542,648	$2,911,108	$2,255,411	$3,461,982

Analysis of increase (decrease) in units outstanding:
Units sold	25,418	7,544	35,014	58,786	29,428	725,256
Units redeemed	(31,119)	(12,414)	(74,280)	(57,149)	(118,646)	(722,048)

Increase (decrease) in units outstanding	(5,701)	(4,870)	(39,266)	1,637	(89,218)	3,208
Beginning units	25,845	30,715	285,053	283,416	287,857	284,649

Ending units	20,144	25,845	245,787	285,053	198,639	287,857

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Dreyfus Socially Responsible Growth Fund, Inc.		DWS Variable Series I
	Socially Responsible Growth Fund		Bond VIP		Global Opportunities VIP		Growth & Income VIP
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(822)	$(1,172)	$404,669	$260,549	$933,138	$426,904	$964,471	$65,009
Net realized gain (loss) from investment transactions	(2,528)	695	(303,266)	(11,979)	(429,781)	(12,051)	(320,411)	116,503
Change in net unrealized appreciation (depreciation) of investments	(38,075)	7,266	(1,835,286)	35,015	(4,169,990)	52,379	(2,450,556)	(156,632)

Net increase (decrease) in net assets from operations	(41,425)	6,789	(1,733,883)	283,585	(3,666,633)	467,232	(1,806,496)	24,880

From contract transactions:
Payments received from contract owners	3,722	625	496,876	2,106,899	357,251	807,637	104,091	116,814
Transfers for contract benefits and terminations	(6,914)	(3,042)	(1,297,705)	(770,512)	(817,672)	(485,371)	(555,878)	(567,474)
Contract maintenance charges	(132)	(130)	(5,079)	(3,634)	(3,778)	(3,536)	(3,544)	(3,897)
Transfers between subaccounts (including fixed account), net	(4,961)	733	(606,106)	1,272,281	455,546	586,964	(137,878)	99,303

Net increase (decrease) in net assets from contract transactions	(8,285)	(1,814)	(1,412,014)	2,605,034	(8,653)	905,694	(593,209)	(355,254)

Total increase (decrease) in net assets	(49,710)	4,975	(3,145,897)	2,888,619	(3,675,286)	1,372,926	(2,399,705)	(330,374)
Net assets at beginning of period	117,445	112,470	10,266,599	7,377,980	7,283,246	5,910,320	5,005,077	5,335,451

Net assets at end of period	$67,735	$117,445	$7,120,702	$10,266,599	$3,607,960	$7,283,246	$2,605,372	$5,005,077

Analysis of increase (decrease) in units outstanding:
Units sold	1,279	637	136,813	467,568	101,900	111,119	41,280	85,993
Units redeemed	(2,708)	(854)	(253,262)	(274,666)	(100,920)	(61,368)	(113,600)	(119,195)

Increase (decrease) in units outstanding	(1,429)	(217)	(116,449)	192,902	980	49,751	(72,320)	(33,202)
Beginning units	13,136	13,353	738,847	545,945	401,138	351,387	501,953	535,155

Ending units	11,707	13,136	622,398	738,847	402,118	401,138	429,633	501,953

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	DWS Variable Series I, Continued		DWS Variable Series II
	International VIP		Dreman High Return Equity VIP		Government & Agency Securities VIP		High Income VIP
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,590,268	$112,753	$4,073,339	$212,238	$142,837	$164,028	$578,368	$384,917
Net realized gain (loss) from investment transactions	(529,092)	160,537	(1,733,170)	(27,349)	10,969	(11,644)	(411,788)	(42,230)
Change in net unrealized appreciation (depreciation) of investments	(6,474,038)	955,411	(13,344,455)	(903,843)	8,934	50,838	(1,607,020)	(376,893)

Net increase (decrease) in net assets from operations	(5,412,862)	1,228,701	(11,004,286)	(718,954)	162,740	203,222	(1,440,440)	(34,206)

From contract transactions:
Payments received from contract owners	443,936	1,089,457	954,984	2,616,729	147,922	157,950	239,829	796,177
Transfers for contract benefits and terminations	(1,196,581)	(990,449)	(2,655,315)	(1,970,884)	(634,960)	(548,130)	(1,060,958)	(655,847)
Contract maintenance charges	(6,830)	(6,769)	(13,235)	(13,773)	(2,580)	(2,472)	(3,185)	(2,810)
Transfers between subaccounts (including fixed account), net	560,090	180,254	796,536	1,969,340	23,380	146,583	(321,688)	523,935

Net increase (decrease) in net assets from contract transactions	(199,385)	272,493	(917,030)	2,601,412	(466,238)	(246,069)	(1,146,002)	661,455

Total increase (decrease) in net assets	(5,612,247)	1,501,194	(11,921,316)	1,882,458	(303,498)	(42,847)	(2,586,442)	627,249
Net assets at beginning of period	11,190,990	9,689,796	24,072,716	22,190,258	4,585,873	4,628,720	6,475,388	5,848,139

Net assets at end of period	$5,578,743	$11,190,990	$12,151,400	$24,072,716	$4,282,375	$4,585,873	$3,888,946	$6,475,388

Analysis of increase (decrease) in units outstanding:
Units sold	225,113	237,756	207,552	259,706	73,358	91,884	69,541	173,418
Units redeemed	(253,351)	(214,990)	(274,074)	(127,117)	(106,034)	(110,279)	(163,947)	(126,406)

Increase (decrease) in units outstanding	(28,238)	22,766	(66,522)	132,589	(32,676)	(18,395)	(94,406)	47,012
Beginning units	1,104,215	1,081,449	1,238,095	1,105,506	332,984	351,379	469,257	422,245

Ending units	1,075,977	1,104,215	1,171,573	1,238,095	300,308	332,984	374,851	469,257

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	DWS Variable Series II, Continued				Fidelity Variable Insurance Products Funds
	Money Market VIP		Small Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$19,431	$55,764	$(5,714)	$(7,491)	$(54,687)	$(61,984)	$178,035	$265,756
Net realized gain (loss) from investment transactions	—	—	(20,905)	10,677	(375,520)	378,202	(448,639)	175,094
Change in net unrealized appreciation (depreciation) of investments	—	—	(257,038)	26,122	(5,167,145)	2,052,448	(4,178,534)	49,030

Net increase (decrease) in net assets from operations	19,431	55,764	(283,657)	29,308	(5,597,352)	2,368,666	(4,449,138)	489,880

From contract transactions:
Payments received from contract owners	18,715	98,520	11,388	24,190	582,512	1,016,477	433,922	1,149,331
Transfers for contract benefits and terminations	(388,822)	(215,955)	(38,995)	(51,004)	(1,344,703)	(1,075,995)	(1,432,627)	(1,237,716)
Contract maintenance charges	(840)	(694)	(454)	(512)	(6,670)	(6,366)	(7,259)	(6,954)
Transfers between subaccounts (including fixed account), net	638,867	332,053	12,818	14,775	504,111	(50,681)	(362,220)	559,000

Net increase (decrease) in net assets from contract transactions	267,920	213,924	(15,243)	(12,551)	(264,750)	(116,565)	(1,368,184)	463,661

Total increase (decrease) in net assets	287,351	269,688	(298,900)	16,757	(5,862,102)	2,252,101	(5,817,322)	953,541
Net assets at beginning of period	1,502,201	1,232,513	579,462	562,705	11,791,495	9,539,394	12,515,927	11,562,386

Net assets at end of period	$1,789,552	$1,502,201	$280,562	$579,462	$5,929,393	$11,791,495	$6,698,605	$12,515,927

Analysis of increase (decrease) in units outstanding:
Units sold	120,514	116,158	15,463	17,039	210,269	264,119	158,936	271,079
Units redeemed	(97,030)	(96,782)	(18,835)	(19,169)	(247,467)	(278,140)	(304,499)	(229,714)

Increase (decrease) in units outstanding	23,484	19,376	(3,372)	(2,130)	(37,198)	(14,021)	(145,563)	41,365
Beginning units	130,382	111,006	117,159	119,289	1,053,970	1,067,991	1,048,766	1,007,401

Ending units	153,866	130,382	113,787	117,159	1,016,772	1,053,970	903,203	1,048,766

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Fidelity Variable Insurance Products Funds, Continued		Fidelity VIP Freedom Funds
	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio (2)		VIP Freedom 2010 Portfolio (3)		VIP Freedom 2015 Portfolio (4)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,147,538	$644,517	$—	$—	$—	$—	$2,065	$—
Net realized gain (loss) from investment transactions	(442,895)	11,475	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(4,243,795)	382,970	—	—	—	—	(398)	—

Net increase (decrease) in net assets from operations	(3,539,152)	1,038,962	—	—	—	—	1,667	—

From contract transactions:
Payments received from contract owners	404,241	889,751	—	—	—	—	30,949	—
Transfers for contract benefits and terminations	(654,711)	(580,273)	—	—	—	—	—	—
Contract maintenance charges	(4,080)	(3,633)	—	—	—	—	—	—
Transfers between subaccounts (including fixed account), net	(36,637)	257,874	—	—	—	—	(2)	—

Net increase (decrease) in net assets from contract transactions	(291,187)	563,719	—	—	—	—	30,947	—

Total increase (decrease) in net assets	(3,830,339)	1,602,681	—	—	—	—	32,614	—
Net assets at beginning of period	8,866,579	7,263,898	—	—	—	—	—	—

Net assets at end of period	$5,036,240	$8,866,579	$—	$—	$—	$—	$32,614	$—

Analysis of increase (decrease) in units outstanding:
Units sold	59,216	89,525	—	—	—	—	4,137	—
Units redeemed	(78,327)	(64,171)	—	—	—	—	—	—

Increase (decrease) in units outstanding	(19,111)	25,354	—	—	—	—	4,137	—
Beginning units	386,862	361,508	—	—	—	—	—	—

Ending units	367,751	386,862	—	—	—	—	4,137	—

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Fidelity VIP Freedom Funds, Continued
	VIP Freedom 2020 Portfolio (5)		VIP Freedom 2025 Portfolio (6)		VIP Freedom 2030 Portfolio (7)		VIP Freedom Income Portfolio (8)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$885	$—	$3,596	$—	$313	$—	$152	$—
Net realized gain (loss) from investment transactions	—	—	—	—	(103)	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(134)	—	(358)	—	(231)	—	(83)	—

Net increase (decrease) in net assets from operations	751	—	3,238	—	(21)	—	69	—

From contract transactions:
Payments received from contract owners	29,822	—	—	—	100	—	—	—
Transfers for contract benefits and terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	—	—	—	—	—	—	—	—
Transfers between subaccounts (including fixed account), net	(1)	—	44,194	—	3,763	—	3,584	—

Net increase (decrease) in net assets from contract transactions	29,821	—	44,194	—	3,863	—	3,584	—

Total increase (decrease) in net assets	30,572	—	47,432	—	3,842	—	3,653	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$30,572	$—	$47,432	$—	$3,842	$—	$3,653	$—

Analysis of increase (decrease) in units outstanding:
Units sold	4,110	—	6,498	—	636	—	403	—
Units redeemed	—	—	—	—	(87)	—	—	—

Increase (decrease) in units outstanding	4,110	—	6,498	—	549	—	403	—
Beginning units	—	—	—	—	—	—	—	—

Ending units	4,110	—	6,498	—	549	—	403	—

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Fidelity VIP FundsManager Portfolios
	VIP FundsManager 20% Portfolio (9)		VIP FundsManager 50% Portfolio (10)		VIP FundsManager 70% Portfolio (11)		VIP FundsManager 85% Portfolio (12)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$—	$—	$4,476	$—	$2,979	$—	$3,119	$—
Net realized gain (loss) from investment transactions	—	—	(779)	—	(12)	—	—	—
Change in net unrealized appreciation (depreciation) of investments	—	—	692	—	(3,111)	—	8,030	—

Net increase (decrease) in net assets from operations	—	—	4,389	—	(144)	—	11,149	—

From contract transactions:
Payments received from contract owners	—	—	73,564	—	—	—	124,445	—
Transfers for contract benefits and terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	—	—	—	—	—	—	—	—
Transfers between subaccounts (including fixed account), net	—	—	83,755	—	140,045	—	34,035	—

Net increase (decrease) in net assets from contract transactions	—	—	157,319	—	140,045	—	158,480	—

Total increase (decrease) in net assets	—	—	161,708	—	139,901	—	169,629	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$—	$—	$161,708	$—	$139,901	$—	$169,629	$—

Analysis of increase (decrease) in units outstanding:
Units sold	—	—	19,995	—	18,389	—	23,738	—
Units redeemed	—	—	(553)	—	—	—	—	—

Increase (decrease) in units outstanding	—	—	19,442	—	18,389	—	23,738	—
Beginning units	—	—	—	—	—	—	—	—

Ending units	—	—	19,442	—	18,389	—	23,738	—

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Franklin Templeton Variable Insurance Products Trust
	Developing Markets Securities Fund		Global Asset Allocation Fund		Small - Mid Cap Growth Securities Fund		Small Cap Value Securities Fund
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,086,763	$455,016	$496,695	$791,433	$208,191	$131,618	$120,464	$89,458
Net realized gain (loss) from investment transactions	(608,375)	(23,223)	(449,041)	(56,195)	(74,000)	11,878	(92,479)	(27,106)
Change in net unrealized appreciation (depreciation) of investments	(3,944,861)	835,120	(697,904)	(564,974)	(1,082,206)	73,485	(625,192)	(129,032)

Net increase (decrease) in net assets from operations	(3,466,473)	1,266,913	(650,250)	170,264	(948,015)	216,981	(597,207)	(66,680)

From contract transactions:
Payments received from contract owners	261,207	890,981	109,520	394,117	42,074	360,754	85,184	582,295
Transfers for contract benefits and terminations	(458,969)	(562,895)	(152,177)	(108,644)	(276,103)	(183,517)	(139,500)	(60,943)
Contract maintenance charges	(3,522)	(3,269)	(779)	(481)	(1,343)	(1,385)	(850)	(485)
Transfers between subaccounts (including fixed account), net	(66,360)	377,633	12,794	315,672	71,802	20,064	131,733	167,986

Net increase (decrease) in net assets from contract transactions	(267,644)	702,450	(30,642)	600,664	(163,570)	195,916	76,567	688,853

Total increase (decrease) in net assets	(3,734,117)	1,969,363	(680,892)	770,928	(1,111,585)	412,897	(520,640)	622,173
Net assets at beginning of period	6,495,669	4,526,306	2,456,043	1,685,115	2,344,598	1,931,701	1,694,159	1,071,986

Net assets at end of period	$2,761,552	$6,495,669	$1,775,151	$2,456,043	$1,233,013	$2,344,598	$1,173,519	$1,694,159

Analysis of increase (decrease) in units outstanding:
Units sold	61,165	97,512	31,580	46,506	31,854	61,176	36,918	90,714
Units redeemed	(86,005)	(65,917)	(34,906)	(10,166)	(46,377)	(42,563)	(30,549)	(38,316)

Increase (decrease) in units outstanding	(24,840)	31,595	(3,326)	36,340	(14,523)	18,613	6,369	52,398
Beginning units	277,441	245,846	142,851	106,511	195,191	176,578	134,142	81,744

Ending units	252,601	277,441	139,525	142,851	180,668	195,191	140,511	134,142

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Goldman Sachs Variable Insurance Trust
	Capital Growth Fund		Mid Cap Value Fund		Structured Small Cap Equity Fund
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(89,583)	$(98,141)	$(8,437)	$1,233,378	$(3,998)	$107,398
Net realized gain (loss) from investment transactions	(243,868)	333,228	(482,633)	117,530	(151,091)	(15,003)
Change in net unrealized appreciation (depreciation) of investments	(3,363,939)	544,033	(2,280,787)	(1,125,082)	(233,271)	(257,347)

Net increase (decrease) in net assets from operations	(3,697,390)	779,120	(2,771,857)	225,826	(388,360)	(164,952)

From contract transactions:
Payments received from contract owners	312,905	829,075	102,881	179,223	110,770	357,529
Transfers for contract benefits and terminations	(1,291,576)	(786,376)	(908,836)	(716,724)	(87,040)	(74,136)
Contract maintenance charges	(5,713)	(5,487)	(5,029)	(5,624)	(677)	(335)
Transfers between subaccounts (including fixed account), net	(187,493)	265,366	(760,990)	(95,410)	7,868	286,142

Net increase (decrease) in net assets from contract transactions	(1,171,877)	302,578	(1,571,974)	(638,535)	30,921	569,200

Total increase (decrease) in net assets	(4,869,267)	1,081,698	(4,343,831)	(412,709)	(357,439)	404,248
Net assets at beginning of period	9,651,369	8,569,671	8,593,797	9,006,506	1,068,562	664,314

Net assets at end of period	$4,782,102	$9,651,369	$4,249,966	$8,593,797	$711,123	$1,068,562

Analysis of increase (decrease) in units outstanding:
Units sold	123,685	271,940	29,355	70,542	27,064	48,232
Units redeemed	(252,303)	(239,653)	(113,978)	(98,787)	(25,209)	(10,044)

Increase (decrease) in units outstanding	(128,618)	32,287	(84,623)	(28,245)	1,855	38,188
Beginning units	926,981	894,694	418,332	446,577	78,343	40,155

Ending units	798,363	926,981	333,709	418,332	80,198	78,343

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Janus Aspen Series						PIMCO Variable Insurance Trust
	Balanced Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)		Mid Cap Growth Portfolio (Service Shares)		VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$350,618	$42,361	$(191,020)	$(167,807)	$57,779	$(8,112)	$90,672	$110,303
Net realized gain (loss) from investment transactions	(197,420)	6,270	560,543	432,234	(27,026)	12,611	(71,237)	(28,247)
Change in net unrealized appreciation (depreciation) of investments	(993,866)	273,130	(8,783,364)	5,108,277	(645,117)	213,576	(210,367)	26,526

Net increase (decrease) in net assets from operations	(840,668)	321,761	(8,413,841)	5,372,704	(614,364)	218,075	(190,932)	108,582

From contract transactions:
Payments received from contract owners	419,550	402,546	834,174	1,119,739	213,454	70,446	147,088	382,686
Transfers for contract benefits and terminations	(574,786)	(356,528)	(2,301,328)	(1,785,053)	(181,308)	(102,513)	(1,032,070)	(495,219)
Contract maintenance charges	(1,518)	(1,309)	(12,553)	(11,566)	(1,077)	(1,087)	(3,249)	(2,785)
Transfers between subaccounts (including fixed account), net	687,157	505,433	72,450	(574,877)	33,629	43,283	(711,006)	492,408

Net increase (decrease) in net assets from contract transactions	530,403	550,142	(1,407,257)	(1,251,757)	64,698	10,129	(1,599,237)	377,090

Total increase (decrease) in net assets	(310,265)	871,903	(9,821,098)	4,120,947	(549,666)	228,204	(1,790,169)	485,672
Net assets at beginning of period	4,120,524	3,248,621	20,047,307	15,926,360	1,326,270	1,098,066	5,776,597	5,290,925

Net assets at end of period	$3,810,259	$4,120,524	$10,226,209	$20,047,307	$776,604	$1,326,270	$3,986,428	$5,776,597

Analysis of increase (decrease) in units outstanding:
Units sold	146,330	103,797	313,014	172,431	37,538	14,174	61,161	153,789
Units redeemed	(111,152)	(60,457)	(463,550)	(322,269)	(31,928)	(13,717)	(183,336)	(126,594)

Increase (decrease) in units outstanding	35,178	43,340	(150,536)	(149,838)	5,610	457	(122,175)	27,195
Beginning units	305,057	261,717	2,017,263	2,167,101	102,954	102,497	428,932	401,737

Ending units	340,235	305,057	1,866,727	2,017,263	108,564	102,954	306,757	428,932

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	PIMCO Variable Insurance Trust, Continued		Principal Variable Contracts Funds, Inc.
	VIT Low Duration Portfolio		Equity Income Account (13)		MidCap Stock Account (14)
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$316,678	$257,425	$1,006,633	$630,900	$1,175,838	$262,903
Net realized gain (loss) from investment transactions	(62,394)	(19,561)	(1,042,179)	(58,486)	(497,617)	(84,714)
Change in net unrealized appreciation (depreciation) of investments	(393,533)	187,420	(4,834,418)	(49,274)	(2,187,654)	(708,601)

Net increase (decrease) in net assets from operations	(139,249)	425,284	(4,869,964)	523,140	(1,509,433)	(530,412)

From contract transactions:
Payments received from contract owners	277,294	549,693	297,506	1,941,973	295,705	1,320,220
Transfers for contract benefits and terminations	(1,364,677)	(723,077)	(1,021,137)	(929,388)	(438,910)	(340,272)
Contract maintenance charges	(4,507)	(3,657)	(5,326)	(4,846)	(2,735)	(2,105)
Transfers between subaccounts (including fixed account), net	(597,429)	313,864	(2,284,727)	382,906	(98,741)	727,521

Net increase (decrease) in net assets from contract transactions	(1,689,319)	136,823	(3,013,684)	1,390,645	(244,681)	1,705,364

Total increase (decrease) in net assets	(1,828,568)	562,107	(7,883,648)	1,913,785	(1,754,114)	1,174,952
Net assets at beginning of period	8,096,252	7,534,145	15,625,479	13,711,694	5,001,486	3,826,534

Net assets at end of period	$6,267,684	$8,096,252	$7,741,831	$15,625,479	$3,247,372	$5,001,486

Analysis of increase (decrease) in units outstanding:
Units sold	120,177	182,846	62,997	1,353,659	48,243	578,811
Units redeemed	(253,067)	(173,989)	(276,811)	(1,272,586)	(69,231)	(479,770)

Increase (decrease) in units outstanding	(132,890)	8,857	(213,814)	81,073	(20,988)	99,041
Beginning units	621,919	613,062	898,705	817,632	323,936	224,895

Ending units	489,029	621,919	684,891	898,705	302,948	323,936

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Principal Variable Contracts Funds, Inc., Continued
	SmallCap Growth Account II (15)		West Coast Equity Account (16)		SAM Balanced Portfolio (17)		SAM Conservative Balanced Portfolio (18)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(16,614)	$(26,894)	$137,045	$24,833	$6,015,287	$440,606	$751,301	$217,044
Net realized gain (loss) from investment transactions	(95,885)	(85,530)	(144,193)	(3,732)	(2,286,595)	(33,286)	(358,667)	(7,939)
Change in net unrealized appreciation (depreciation) of investments	(620,913)	73,126	(539,093)	54,146	(15,415,149)	2,487,256	(2,021,385)	185,011

Net increase (decrease) in net assets from operations	(733,412)	(39,298)	(546,241)	75,247	(11,686,457)	2,894,576	(1,628,751)	394,116

From contract transactions:
Payments received from contract owners	30,631	58,771	141,870	407,409	1,494,056	2,243,109	301,889	247,520
Transfers for contract benefits and terminations	(87,681)	(163,430)	(69,996)	(47,530)	(3,406,360)	(2,979,626)	(752,008)	(348,403)
Contract maintenance charges	(1,226)	(1,310)	(705)	(535)	(15,063)	(15,520)	(2,019)	(2,026)
Transfers between subaccounts (including fixed account), net	3,651	97,910	(279,844)	428,401	(2,670,000)	2,627,881	545,107	809,514

Net increase (decrease) in net assets from contract transactions	(54,625)	(8,059)	(208,675)	787,745	(4,597,367)	1,875,844	92,969	706,605

Total increase (decrease) in net assets	(788,037)	(47,357)	(754,916)	862,992	(16,283,824)	4,770,420	(1,535,782)	1,100,721
Net assets at beginning of period	1,694,254	1,741,611	1,648,674	785,682	45,029,809	40,259,389	7,549,714	6,448,993

Net assets at end of period	$906,217	$1,694,254	$893,758	$1,648,674	$28,745,985	$45,029,809	$6,013,932	$7,549,714

Analysis of increase (decrease) in units outstanding:
Units sold	81,429	2,706,096	18,450	149,391	366,903	3,047,832	137,733	589,161
Units redeemed	(95,880)	(2,717,742)	(39,375)	(90,570)	(706,112)	(2,926,330)	(137,081)	(540,013)

Increase (decrease) in units outstanding	(14,451)	(11,646)	(20,925)	58,821	(339,209)	121,502	652	49,148
Beginning units	184,584	196,230	120,102	61,281	2,805,014	2,683,512	517,186	468,038

Ending units	170,133	184,584	99,177	120,102	2,465,805	2,805,014	517,838	517,186

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Principal Variable Contracts Funds, Inc., Continued
	SAM Conservative Growth Portfolio (19)		SAM Flexible Income Portfolio (20)		SAM Strategic Growth Portfolio (21)
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$4,185,731	$43,459	$1,002,906	$246,986	$3,955,797	$(82,205)
Net realized gain (loss) from investment transactions	(2,641,648)	(50,968)	(501,239)	(27,419)	(995,964)	32,143
Change in net unrealized appreciation (depreciation) of investments	(14,371,725)	2,538,246	(1,633,954)	22,499	(12,561,910)	1,943,789

Net increase (decrease) in net assets from operations	(12,827,642)	2,530,737	(1,132,287)	242,066	(9,602,077)	1,893,727

From contract transactions:
Payments received from contract owners	2,081,923	4,794,376	657,312	762,506	935,094	2,006,603
Transfers for contract benefits and terminations	(3,954,656)	(2,690,344)	(609,173)	(462,429)	(1,313,880)	(1,746,597)
Contract maintenance charges	(19,566)	(18,598)	(1,464)	(1,173)	(18,692)	(18,034)
Transfers between subaccounts (including fixed account), net	(2,955,611)	2,229,777	607,486	703,405	(751,700)	359,450

Net increase (decrease) in net assets from contract transactions	(4,847,910)	4,315,211	654,161	1,002,309	(1,149,178)	601,421

Total increase (decrease) in net assets	(17,675,552)	6,845,948	(478,126)	1,244,375	(10,751,255)	2,495,149
Net assets at beginning of period	40,346,855	33,500,907	6,139,654	4,895,279	25,483,841	22,988,692

Net assets at end of period	$22,671,303	$40,346,855	$5,661,528	$6,139,654	$14,732,586	$25,483,841

Analysis of increase (decrease) in units outstanding:
Units sold	473,226	2,599,946	235,651	572,895	133,890	1,723,946
Units redeemed	(814,390)	(2,352,983)	(196,982)	(497,004)	(220,321)	(1,687,590)

Increase (decrease) in units outstanding	(341,164)	246,963	38,669	75,891	(86,431)	36,356
Beginning units	2,324,579	2,077,616	455,614	379,723	1,394,689	1,358,333

Ending units	1,983,415	2,324,579	494,283	455,614	1,308,258	1,394,689

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005

(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010

(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015

(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020

(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025

(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030

(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income

(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20%

(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50%

(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70%

(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85%

(13)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008

(14)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(15)	The PVC SmallCap Growth Account (formerly named WM SmallCap Growth Fund), changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

(16)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(17)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio effective January 5, 2007

(18)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio effective January 5, 2007

(19)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio effective January 5, 2007

(20)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio effective January 5, 2007

(21)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio effective January 5, 2007

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

For the Periods Ended December 31, 2008 and 2007

1.	THE COMPANY

The Farmers Variable Annuity Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Account. The Account is currently comprised of forty-eight sub-accounts. The value of each sub-account will increase or decrease, depending on the investment performance of the corresponding portfolio. The sub-accounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”):

Calvert Variable Series, Inc.

Social Mid Cap Growth Portfolio (1)

Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Global Opportunities VIP

Growth & Income VIP

International VIP

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

1.	THE COMPANY, CONTINUED

DWS Variable Series II – Class A Shares

Dreman High Return Equity VIP

Government & Agency Securities VIP

High Income VIP

Money Market VIP

Small Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares (2)

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares (2)

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Global Asset Allocation Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Capital Growth Fund

Mid Cap Value Fund (5)

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

Mid Cap Growth Portfolio (Service Shares)

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

1.	THE COMPANY, CONTINUED

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds (3)

Equity Income Account

MidCap Stock Account

SmallCap Growth Account II

West Coast Equity Account

Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios (3)

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	Social Small Cap Growth merged into Social Mid Cap Growth Portfolio effective September 27, 2007

(2)	Effective September 1, 2008, additional investment options available to contract holders: Fidelity Variable Insurance Products Funds VIP – Service Class Shares 2.

(3)	Effective January 5, 2007, PVC acquired WM Group of Funds.

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

2.	SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2008. Accumulation unit values are computed daily based on total net assets of the Account.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Fair Value Measurements

Effective January 1, 2008, the Separate Account adopted SFAS No. 157, “Fair Value Measurements” (“SFAS157”), which was issued by the FASB in September 2006. For financial statement elements currently required to be measured at fair value, SFAS157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and expands disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

SFAS157 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value into three broad levels (“Level 1, 2, and 3”). In compliance with SFAS157, the Separate Account has categorized its financial assets and liabilities measured at fair value into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

2.	SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•

Level 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable;

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

See Note 7 for the fair value disclosure.

3.	EXPENSES

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the sub-accounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the sub-accounts.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

3.	EXPENSES, CONTINUED

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the sub-accounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the Account’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each sub-account to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Records Maintenance Charge

The Company deducts a records maintenance charge of $30 from the contract value on the last valuation day of each contract year during the pay-in period and on the date when the contract is surrendered, and at the annuity start date. This charge will be waived if certain conditions are met.

Transfer Fee

The Company may deduct after the twelfth transfer during a contract year, a transfer fee in the amount of $25 per transfer.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

3.	EXPENSES, CONTINUED

Portfolio Operating Expenses

The value of the net assets of each sub-account is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the sub-account invests. These fees and expenses are paid indirectly by the contract holders, which currently ranges up to 2%.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

4.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2008 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$30,539	$104,663
Dreyfus Variable Investment Fund - Service Class Shares
Developing Leaders Portfolio	353,333	589,593
Quality Bond Portfolio	403,339	1,334,054
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares
Socially Responsible Growth Fund	4,333	13,488
DWS Variable Series I - Class A Shares
Bond VIP	1,964,084	2,974,271
Global Opportunities VIP	2,133,724	1,212,955
Growth & Income VIP	1,237,187	868,351
International VIP	2,878,080	1,492,905
DWS Variable Series II - Class A Shares
Dreman High Return Equity VIP	6,415,043	3,270,696
Government & Agency Securities VIP	966,507	1,289,861
High Income VIP	1,367,625	1,937,833
Money Market VIP	1,218,500	929,581
Small Cap Growth VIP	42,374	63,634
Fidelity Variable Insurance Products (VIP) Funds - Service Class Shares
VIP Growth Portfolio	1,461,020	1,786,371
VIP Index 500 Portfolio	1,359,122	2,554,797
VIP Mid Cap Portfolio	2,010,706	1,158,073
Fidelity VIP Freedom Funds - Service Class 2 Shares
VIP Freedom 2005 Portfolio	—	—
VIP Freedom 2010 Portfolio	—	—
VIP Freedom 2015 Portfolio	33,056	10
VIP Freedom 2020 Portfolio	30,722	1
VIP Freedom 2025 Portfolio	47,843	—
VIP Freedom 2030 Portfolio	4,714	536
VIP Freedom Income Portfolio	3,738	—
Fidelity VIP FundsManager Portfolios - Service Class 2 Shares
VIP FundsManager 20% Portfolio	—	—
VIP FundsManager 50% Portfolio	166,566	4,585
VIP FundsManager 70% Portfolio	143,197	60
VIP FundsManager 85% Portfolio	161,809	28
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares
Developing Markets Securities Fund	2,128,935	1,313,541
Global Asset Allocation Fund	916,992	451,506
Small - Mid Cap Growth Securities Fund	436,501	393,021
Small Cap Value Securities Fund	464,749	268,194
Goldman Sachs Variable Insurance Trust - Institutional Class Shares
Capital Growth Fund	714,673	1,981,119
Mid Cap Value Fund	373,244	1,945,943
Structured Small Cap Equity Fund	274,665	246,287
Janus Aspen Series
Balanced Portfolio (Service Shares)	2,177,189	1,296,239
Forty Portfolio (Institutional Shares)	1,722,044	3,330,467
Mid Cap Growth Portfolio (Service Shares)	443,042	321,112
PIMCO Variable Insurance Trust - Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	769,309	2,279,496
VIT Low Duration Portfolio	1,542,702	2,916,749
Principal Variable Contracts Funds, Inc - Class 2 Shares - Equity Funds
Equity Income Account	1,779,830	3,794,914
MidCap Stock Account	1,696,144	766,548
SmallCap Growth Account II	192,630	264,394
West Coast Equity Account	345,925	418,283
Principal Variable Contracts Funds, Inc - Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	10,498,595	9,095,551
SAM Conservative Balanced Portfolio	2,583,984	1,740,816
SAM Conservative Growth Portfolio	10,051,961	10,731,453
SAM Flexible Income Portfolio	3,579,394	1,922,464
SAM Strategic Growth Portfolio	5,844,144	3,047,926

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS

The Company sells variable annuity insurance products, which have unique combinations of features and fees that are charged against the contract holder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract holders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return*** lowest to highest
Calvert Variable Series, Inc:
Social Mid Cap Growth Portfolio (1)
2008	20,144	$6.94	to	$7.20	$143,335	0.60%	0.01%	to	0.49%	-38.22%	to	-37.91%
2007	25,845	11.23	to	11.60	296,538	0.00%	0.02%	to	0.52%	3.75%	to	4.27%
2006	30,715	10.82	to	11.13	338,436	0.00%	0.03%	to	0.50%	-0.85%	to	-0.36%
2005	30,664	10.91	to	11.17	339,447	0.00%	0.03%	to	0.54%	-10.64%	to	-10.20%
2004	32,754	12.21	to	12.44	404,562	0.00%	0.03%	to	0.57%	8.66%	to	9.19%
Dreyfus Variable Investment Fund - Service Class Shares:
Developing Leaders Portfolio (2)
2008	245,787	6.11	to	6.35	1,542,648	0.60%	0.16%	to	0.56%	-38.79%	to	-38.48%
2007	285,053	9.99	to	10.32	2,911,108	0.49%	0.17%	to	0.55%	-12.73%	to	-12.29%
2006	283,416	11.44	to	11.77	3,305,856	0.15%	0.17%	to	0.53%	1.84%	to	2.35%
2005	277,550	11.24	to	11.50	3,166,182	0.00%	0.20%	to	0.50%	3.85%	to	4.36%
2004	258,325	10.82	to	11.02	2,827,921	0.00%	0.22%	to	0.48%	9.24%	to	9.78%
Quality Bond Portfolio
2008	198,639	11.05	to	11.48	2,255,411	4.78%	0.15%	to	0.58%	-6.01%	to	-5.55%
2007	287,857	11.76	to	12.15	3,461,982	4.61%	0.16%	to	0.48%	1.62%	to	2.12%
2006	284,649	11.57	to	11.90	3,357,179	4.35%	0.17%	to	0.54%	2.22%	to	2.72%
2005	286,054	11.32	to	11.58	3,288,246	3.38%	0.19%	to	0.53%	0.60%	to	1.10%
2004	275,079	11.25	to	11.46	3,133,201	3.88%	0.20%	to	0.55%	1.37%	to	1.87%
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares:
Socially Responsible Growth Fund
2008	11,707	5.61	to	5.83	67,735	0.43%	0.09%	to	0.67%	-35.65%	to	-35.33%
2007	13,136	8.72	to	9.01	117,445	0.27%	0.09%	to	0.63%	5.74%	to	6.27%
2006	13,353	8.25	to	8.48	112,470	0.00%	0.09%	to	0.61%	7.19%	to	7.72%
2005	13,670	7.70	to	7.88	106,995	0.00%	0.07%	to	0.65%	1.68%	to	2.18%
2004	11,418	7.57	to	7.71	87,651	0.16%	0.07%	to	0.68%	4.21%	to	4.73%
DWS Variable Series I (3) - Class A Shares:
Bond VIP (4)
2008	622,398	11.07	to	11.56	7,120,702	5.64%	0.07%	to	0.60%	-18.12%	to	-17.72%
2007	738,847	13.52	to	14.05	10,266,599	4.13%	0.09%	to	0.54%	2.48%	to	2.99%
2006	545,945	13.20	to	13.65	7,377,980	3.63%	0.11%	to	0.55%	3.02%	to	3.53%
2005	483,139	12.81	to	13.18	6,312,274	3.52%	0.14%	to	0.51%	0.94%	to	1.44%
2004	443,769	12.69	to	12.99	5,721,849	3.74%	0.16%	to	0.49%	3.67%	to	4.18%
Global Opportunities VIP (5)
2008	402,118	8.73	to	9.07	3,607,960	0.27%	0.11%	to	0.60%	-50.78%	to	-50.54%
2007	401,138	17.74	to	18.33	7,283,246	1.16%	0.13%	to	0.57%	7.55%	to	8.08%
2006	351,387	16.49	to	16.96	5,910,320	0.95%	0.15%	to	0.53%	20.10%	to	20.69%
2005	326,957	13.73	to	14.05	4,560,332	0.57%	0.17%	to	0.51%	16.28%	to	16.85%
2004	314,472	11.81	to	12.03	3,758,651	0.25%	0.20%	to	0.47%	21.34%	to	21.94%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return*** lowest to highest
DWS Variable Series I (3) - Class A Shares, Continued:
Growth & Income VIP (6)
2008	429,633	$5.90	to	$6.16	$2,605,372	2.08%	0.25%	to	0.53%	-39.32%	to	-39.02%
2007	501,953	9.72	to	10.10	5,005,077	1.24%	0.23%	to	0.55%	-0.30%	to	0.20%
2006	535,155	9.75	to	10.08	5,335,451	0.96%	0.22%	to	0.53%	11.79%	to	12.34%
2005	553,278	8.72	to	8.98	4,918,481	1.29%	0.23%	to	0.56%	4.35%	to	4.86%
2004	588,901	8.36	to	8.56	5,001,919	0.79%	0.24%	to	0.57%	8.37%	to	8.90%
International VIP (7)
2008	1,075,977	5.02	to	5.25	5,578,743	1.40%	0.14%	to	0.60%	-49.06%	to	-48.80%
2007	1,104,215	9.86	to	10.25	11,190,990	2.37%	0.15%	to	0.58%	12.72%	to	13.28%
2006	1,081,449	8.75	to	9.05	9,689,796	1.80%	0.17%	to	0.54%	23.87%	to	24.48%
2005	1,038,863	7.06	to	7.27	7,479,642	1.57%	0.21%	to	0.51%	14.29%	to	14.85%
2004	1,015,300	6.18	to	6.33	6,373,460	1.26%	0.23%	to	0.49%	14.64%	to	15.20%
DWS Variable Series II (8) - Class A Shares:
Dreman High Return Equity VIP (9)
2008	1,171,573	10.06	to	10.51	12,151,400	3.20%	0.15%	to	0.57%	-46.86%	to	-46.60%
2007	1,238,095	18.94	to	19.68	24,072,716	1.40%	0.16%	to	0.56%	-3.47%	to	-2.99%
2006	1,105,506	19.62	to	20.28	22,190,258	1.94%	0.18%	to	0.53%	16.82%	to	17.39%
2005	1,082,484	16.79	to	17.28	18,523,552	1.73%	0.21%	to	0.51%	6.17%	to	6.69%
2004	1,056,606	15.82	to	16.19	16,970,675	1.61%	0.23%	to	0.49%	12.20%	to	12.75%
Government & Agency Securities VIP (10)
2008	300,308	13.87	to	14.48	4,282,375	4.53%	0.20%	to	0.50%	3.23%	to	3.74%
2007	332,984	13.43	to	13.96	4,585,873	4.92%	0.22%	to	0.52%	4.22%	to	4.74%
2006	351,379	12.89	to	13.33	4,628,720	4.11%	0.21%	to	0.53%	2.48%	to	2.98%
2005	417,012	12.58	to	12.94	5,343,860	4.03%	0.22%	to	0.52%	0.91%	to	1.41%
2004	457,076	12.46	to	12.76	5,787,094	2.91%	0.20%	to	0.56%	2.06%	to	2.57%
High Income VIP (11)
2008	374,851	10.05	to	10.50	3,888,946	11.88%	0.11%	to	0.57%	-25.18%	to	-24.81%
2007	469,257	13.44	to	13.96	6,475,388	7.74%	0.12%	to	0.54%	-0.69%	to	-0.20%
2006	422,245	13.53	to	13.99	5,848,139	7.72%	0.13%	to	0.53%	8.68%	to	9.22%
2005	401,869	12.45	to	12.81	5,102,244	9.45%	0.15%	to	0.52%	2.20%	to	2.71%
2004	374,415	12.18	to	12.47	4,634,441	6.87%	0.17%	to	0.47%	10.59%	to	11.13%
Money Market VIP (12)
2008	153,866	11.28	to	11.78	1,789,552	2.62%	0.11%	to	0.66%	0.96%	to	1.46%
2007	130,382	11.18	to	11.61	1,502,201	4.77%	0.07%	to	0.69%	3.27%	to	3.78%
2006	111,006	10.82	to	11.19	1,232,513	4.53%	0.08%	to	0.72%	2.92%	to	3.43%
2005	149,231	10.51	to	10.82	1,604,442	2.69%	0.10%	to	0.66%	1.07%	to	1.57%
2004	121,452	10.40	to	10.65	1,285,817	0.89%	0.13%	to	0.69%	-0.73%	to	-0.24%
Small Cap Growth VIP (13)
2008	113,787	2.39	to	2.50	280,562	0.00%	0.11%	to	0.51%	-50.33%	to	-50.08%
2007	117,159	4.82	to	5.01	579,462	0.00%	0.10%	to	0.50%	4.47%	to	4.99%
2006	119,289	4.61	to	4.77	562,705	0.00%	0.09%	to	0.47%	3.56%	to	4.07%
2005	116,811	4.45	to	4.58	530,129	0.00%	0.09%	to	0.47%	5.34%	to	5.86%
2004	117,058	4.23	to	4.33	502,754	0.00%	0.15%	to	0.46%	9.22%	to	9.76%
Fidelity Variable Insurance Products (“VIP”) Funds Service Class Shares:
Growth Portfolio
2008	1,016,772	5.67	to	5.89	5,929,393	0.72%	0.13%	to	0.59%	-48.09%	to	-47.84%
2007	1,053,970	10.93	to	11.30	11,791,495	0.61%	0.14%	to	0.56%	24.80%	to	25.42%
2006	1,067,991	8.76	to	9.01	9,539,394	0.27%	0.15%	to	0.54%	5.00%	to	5.52%
2005	1,032,504	8.34	to	8.54	8,749,413	0.38%	0.17%	to	0.53%	3.96%	to	4.48%
2004	1,005,924	8.02	to	8.17	8,172,661	0.15%	0.18%	to	0.51%	1.58%	to	2.09%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return*** lowest to highest
Fidelity Variable Insurance Products (“VIP”) Funds Service Class Shares, Continued:
VIP Index 500 Portfolio
2008	903,203	$7.21	to	$7.49	$6,698,605	1.98%	0.11%	to	0.60%	-38.09%	to	-37.79%
2007	1,048,766	11.65	to	12.04	12,515,927	3.52%	0.11%	to	0.60%	3.62%	to	4.14%
2006	1,007,401	11.25	to	11.57	11,562,386	1.52%	0.12%	to	0.58%	13.74%	to	14.30%
2005	948,817	9.89	to	10.12	9,535,693	1.64%	0.15%	to	0.57%	3.02%	to	3.53%
2004	874,020	9.60	to	9.77	8,495,530	1.15%	0.18%	to	0.54%	8.71%	to	9.25%
VIP Mid Cap Portfolio
2008	367,751	13.31	to	13.83	5,036,240	0.36%	0.11%	to	0.63%	-40.49%	to	-40.20%
2007	386,862	22.38	to	23.12	8,866,579	0.72%	0.12%	to	0.59%	13.60%	to	14.17%
2006	361,508	19.70	to	20.25	7,263,898	0.22%	0.12%	to	0.53%	10.77%	to	11.31%
2005	277,295	17.78	to	18.20	5,008,441	0.00%	0.13%	to	0.49%	16.29%	to	16.86%
2004	237,086	15.29	to	15.57	3,668,686	0.00%	0.16%	to	0.43%	22.74%	to	23.35%
Fidelity VIP Freedom Funds - Service Class 2 Shares:
VIP Freedom 2005 Portfolio (14)
2008	—	—		—	—	—	—		—	—		—
VIP Freedom 2010 Portfolio (15)
2008	—	—		—	—	—	—		—	—		—
VIP Freedom 2015 Portfolio (16)
2008	4,137	7.88	to	7.88	32,614	3.24%	0.13%	to	0.13%	-19.45%	to	-19.45%
VIP Freedom 2020 Portfolio (17)
2008	4,110	7.44	to	7.44	30,572	1.89%	0.07%	to	0.07%	-23.51%	to	-23.51%
VIP Freedom 2025 Portfolio (18)
2008	6,498	7.30	to	7.30	47,432	3.12%	0.11%	to	0.11%	-24.79%	to	-24.79%
VIP Freedom 2030 Portfolio (19)
2008	549	7.00	to	7.01	3,842	5.16%	0.10%	to	0.11%	-27.46%	to	-27.41%
VIP Freedom Income Portfolio (20)
2008	403	9.06	to	9.06	3,653	3.53%	0.07%	to	0.07%	-8.80%	to	-8.80%
Fidelity VIP FundsManager Portfolios - SC2 Shares:
VIP FundsManager 20% Portfolio (21)
2008	—	—		—	—	—	—		—	—		—
VIP FundsManager 50% Portfolio (22)
2008	19,442	8.32	to	8.32	161,708	19.76%	0.25%	to	0.67%	-15.45%	to	-15.32%
VIP FundsManager 70% Portfolio (23)
2008	18,389	7.60	to	7.61	139,901	4.22%	0.03%	to	0.20%	-21.96%	to	-21.84%
VIP FundsManager 85% Portfolio (24)
2008	23,738	7.15	to	7.15	169,629	3.01%	0.07%	to	0.13%	-26.03%	to	-26.03%
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares:
Developing Markets Securities Fund
2008	252,601	10.56	to	11.03	2,761,552	2.82%	0.02%	to	0.73%	-53.48%	to	-53.25%
2007	277,441	22.70	to	23.59	6,495,669	2.24%	0.02%	to	0.73%	26.68%	to	27.31%
2006	245,846	17.92	to	18.53	4,526,306	1.08%	0.03%	to	0.63%	26.02%	to	26.64%
2005	135,538	14.22	to	14.63	1,970,148	1.36%	0.02%	to	0.62%	25.37%	to	25.98%
2004	65,196	11.34	to	11.61	753,743	1.72%	0.06%	to	0.62%	22.68%	to	23.29%
Global Asset Allocation Fund
2008	139,525	12.34	to	12.81	1,775,151	10.69%	0.06%	to	0.75%	-26.32%	to	-25.95%
2007	142,851	16.74	to	17.30	2,456,043	16.63%	0.07%	to	0.75%	8.22%	to	8.75%
2006	106,511	15.47	to	15.91	1,685,115	6.97%	0.10%	to	0.61%	19.15%	to	19.74%
2005	77,834	12.99	to	13.29	1,028,164	3.65%	0.10%	to	0.66%	1.88%	to	2.38%
2004	51,020	12.75	to	12.98	659,293	3.12%	0.15%	to	0.63%	13.84%	to	14.40%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return*** lowest to highest
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares, Continued:
Small - Mid Cap Growth Securities Fund (25)
2008	180,668	$6.64	to	$6.90	$1,233,013	0.00%	0.15%	to	0.58%	-43.43%	to	-43.15%
2007	195,191	11.74	to	12.14	2,344,598	0.00%	0.15%	to	0.53%	9.43%	to	9.97%
2006	176,578	10.73	to	11.04	1,931,701	0.00%	0.19%	to	0.53%	6.93%	to	7.46%
2005	178,214	10.04	to	10.27	1,815,777	0.00%	0.21%	to	0.50%	3.09%	to	3.60%
2004	169,992	9.73	to	9.91	1,674,276	0.00%	0.23%	to	0.47%	9.66%	to	10.20%
Small Cap Value Securities Fund (26)
2008	140,511	8.25	to	8.40	1,173,519	1.14%	0.01%	to	0.63%	-34.11%	to	-33.78%
2007	134,142	12.52	to	12.69	1,694,159	0.63%	0.01%	to	0.58%	-3.97%	to	-3.50%
2006	81,744	13.04	to	13.15	1,071,986	0.65%	0.01%	to	0.60%	15.09%	to	15.65%
2005	19,851	11.33	to	11.37	225,565	0.27%	0.00%	to	0.45%	13.30%	to	13.67%
2004	—	—		—	—	—	—		—	—		—
Goldman Sachs Variable Insurance Trust - Institutional Class Shares:
Capital Growth Fund
2008	798,363	5.83	to	6.06	4,782,102	0.12%	0.14%	to	0.56%	-42.71%	to	-42.42%
2007	926,981	10.18	to	10.52	9,651,369	0.20%	0.14%	to	0.54%	8.33%	to	8.87%
2006	894,694	9.40	to	9.66	8,569,671	0.13%	0.15%	to	0.52%	6.80%	to	7.33%
2005	865,139	8.80	to	9.00	7,729,517	0.16%	0.18%	to	0.50%	1.28%	to	1.77%
2004	785,646	8.69	to	8.85	6,906,321	0.77%	0.21%	to	0.46%	7.31%	to	7.84%
Mid Cap Value Fund
2008	333,709	12.39	to	12.87	4,249,966	0.99%	0.15%	to	0.62%	-38.25%	to	-37.95%
2007	418,332	20.07	to	20.74	8,593,797	0.78%	0.13%	to	0.61%	1.52%	to	2.02%
2006	446,577	19.77	to	20.33	9,006,506	0.94%	0.15%	to	0.58%	14.28%	to	14.85%
2005	470,664	17.30	to	17.70	8,272,239	0.62%	0.19%	to	0.55%	11.00%	to	11.55%
2004	409,573	15.58	to	15.87	6,459,011	0.64%	0.24%	to	0.49%	23.84%	to	24.45%
Structured Small Cap Equity Fund (27)
2008	80,198	8.62	to	8.95	711,123	0.68%	0.00%	to	0.68%	-35.26%	to	-34.94%
2007	78,343	13.31	to	13.75	1,068,562	0.53%	0.01%	to	0.61%	-17.85%	to	-17.44%
2006	40,155	16.20	to	16.66	664,314	0.89%	0.01%	to	0.59%	10.45%	to	11.00%
2005	22,145	14.66	to	15.01	330,454	0.25%	0.00%	to	0.68%	4.35%	to	4.87%
2004	16,093	14.05	to	14.31	229,571	0.23%	0.00%	to	0.74%	14.43%	to	15.00%
Janus Aspen Series:
Balanced Portfolio (Service Shares)
2008	340,235	10.87	to	11.29	3,810,259	2.48%	0.02%	to	0.66%	-17.43%	to	-17.02%
2007	305,057	13.17	to	13.61	4,120,524	2.33%	0.02%	to	0.66%	8.49%	to	9.03%
2006	261,717	12.14	to	12.48	3,248,621	2.04%	0.03%	to	0.70%	8.63%	to	9.16%
2005	224,976	11.17	to	11.43	2,560,217	2.07%	0.06%	to	0.70%	5.92%	to	6.44%
2004	242,548	10.55	to	10.74	2,595,975	2.29%	0.05%	to	0.71%	6.53%	to	7.06%
Forty Portfolio (Institutional Shares) (28)
2008	1,866,727	5.32	to	5.56	10,226,209	0.14%	0.19%	to	0.55%	-45.06%	to	-44.79%
2007	2,017,263	9.68	to	10.06	20,047,307	0.35%	0.19%	to	0.53%	34.76%	to	35.43%
2006	2,167,101	7.19	to	7.43	15,926,360	0.36%	0.20%	to	0.52%	7.57%	to	8.11%
2005	2,162,462	6.68	to	6.87	14,719,673	0.22%	0.22%	to	0.52%	11.02%	to	11.57%
2004	2,221,658	6.02	to	6.16	13,576,167	0.25%	0.23%	to	0.50%	16.31%	to	16.88%
Mid Cap Growth Portfolio (Service Shares) (29)
2008	108,564	6.94	to	7.21	776,604	0.06%	0.14%	to	0.75%	-44.77%	to	-44.50%
2007	102,954	12.57	to	13.00	1,326,270	0.07%	0.19%	to	0.66%	19.76%	to	20.35%
2006	102,497	10.50	to	10.80	1,098,066	0.00%	0.17%	to	0.69%	11.47%	to	12.02%
2005	122,884	9.42	to	9.64	1,177,102	0.00%	0.16%	to	0.67%	10.21%	to	10.76%
2004	115,370	8.55	to	8.70	998,843	0.00%	0.18%	to	0.62%	18.51%	to	19.10%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return*** lowest to highest
PIMCO Variable Insurance Trust - Administrative Class Shares:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (30)
2008	306,757	$12.59	to	$13.15	$3,986,428	3.10%	0.12%	to	0.57%	-3.98%	to	-3.51%
2007	428,932	13.12	to	13.63	5,776,597	3.36%	0.13%	to	0.55%	1.93%	to	2.44%
2006	401,737	12.87	to	13.30	5,290,925	3.26%	0.13%	to	0.54%	0.53%	to	1.03%
2005	380,726	12.80	to	13.17	4,969,269	2.41%	0.16%	to	0.51%	3.44%	to	3.95%
2004	341,494	12.37	to	12.67	4,292,258	2.02%	0.18%	to	0.47%	3.84%	to	4.36%
VIT Low Duration Portfolio
2008	489,029	12.43	to	12.98	6,267,684	4.11%	0.14%	to	0.52%	-2.04%	to	-1.55%
2007	621,919	12.69	to	13.19	8,096,252	4.75%	0.14%	to	0.53%	5.61%	to	6.13%
2006	613,062	12.02	to	12.43	7,534,145	4.19%	0.15%	to	0.50%	2.29%	to	2.79%
2005	600,741	11.75	to	12.09	7,192,759	2.80%	0.17%	to	0.49%	-0.62%	to	-0.13%
2004	559,284	11.82	to	12.10	6,714,631	1.24%	0.19%	to	0.48%	0.19%	to	0.69%
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Equity Funds:
Equity Income Account (31)
2008	684,891	11.00	to	11.43	7,741,831	2.33%	0.04%	to	0.68%	-35.19%	to	-34.87%
2007	898,705	16.98	to	17.55	15,625,479	0.72%	0.05%	to	0.63%	3.29%	to	3.80%
2006	817,632	16.44	to	16.91	13,711,694	1.45%	0.06%	to	0.57%	15.95%	to	16.52%
2005	557,147	14.18	to	14.51	8,032,598	1.43%	0.07%	to	0.59%	8.20%	to	8.73%
2004	355,229	13.11	to	13.35	4,717,904	1.49%	0.13%	to	0.56%	16.88%	to	17.46%
MidCap Stock Account (32)
2008	302,948	10.41	to	10.81	3,247,372	1.42%	0.06%	to	0.67%	-30.88%	to	-30.54%
2007	323,936	15.06	to	15.56	5,001,486	0.62%	0.08%	to	0.66%	-9.60%	to	-9.15%
2006	224,895	16.66	to	17.13	3,826,534	1.47%	0.13%	to	0.65%	14.67%	to	15.24%
2005	190,030	14.52	to	14.86	2,806,438	0.28%	0.18%	to	0.60%	11.28%	to	11.83%
2004	185,690	13.05	to	13.29	2,454,063	0.19%	0.25%	to	0.51%	12.42%	to	12.97%
SmallCap Growth Account II (33)
2008	170,133	5.17	to	5.37	906,217	0.00%	0.12%	to	0.71%	-42.21%	to	-41.93%
2007	184,584	8.95	to	9.25	1,694,254	0.00%	0.15%	to	0.65%	3.01%	to	3.52%
2006	196,230	8.69	to	8.94	1,741,611	0.00%	0.15%	to	0.67%	4.86%	to	5.37%
2005	203,768	8.29	to	8.48	1,717,489	0.00%	0.16%	to	0.62%	-3.63%	to	-3.16%
2004	195,536	8.60	to	8.76	1,703,073	0.00%	0.19%	to	0.51%	2.79%	to	3.30%
West Coast Equity Account (34)
2008	99,177	8.88	to	9.04	893,758	0.87%	0.01%	to	0.69%	-34.64%	to	-34.32%
2007	120,102	13.59	to	13.77	1,648,674	0.39%	0.00%	to	0.71%	6.69%	to	7.22%
2006	61,281	12.73	to	12.84	785,682	0.33%	0.03%	to	0.65%	9.94%	to	10.49%
2005	6,323	11.58	to	11.62	73,374	0.00%	0.00%	to	0.28%	15.82%	to	16.20%
2004	—	—		—	—	—	—		—	—		—
Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares Strategic Asset Management (“SAM”) Portfolios:
SAM Balanced Portfolio (35)
2008	2,465,805	11.39	to	11.76	28,745,985	3.97%	0.04%	to	0.61%	-27.62%	to	-27.26%
2007	2,805,014	15.74	to	16.16	45,029,809	2.28%	0.05%	to	0.62%	6.62%	to	7.15%
2006	2,683,512	14.76	to	15.08	40,259,389	1.90%	0.05%	to	0.61%	8.59%	to	9.12%
2005	2,450,685	13.60	to	13.82	33,726,499	1.73%	0.06%	to	0.60%	4.01%	to	4.52%
2004	1,886,814	13.07	to	13.22	24,873,162	1.67%	0.09%	to	0.56%	8.05%	to	8.58%
SAM Conservative Balanced Portfolio (36)
2008	517,838	11.35	to	11.71	6,013,932	3.93%	0.08%	to	0.61%	-20.72%	to	-20.33%
2007	517,186	14.32	to	14.70	7,549,714	3.12%	0.09%	to	0.62%	5.59%	to	6.11%
2006	468,038	13.56	to	13.85	6,448,993	2.48%	0.10%	to	0.65%	6.74%	to	7.27%
2005	432,415	12.70	to	12.91	5,561,047	2.18%	0.11%	to	0.65%	2.68%	to	3.18%
2004	376,479	12.37	to	12.51	4,698,412	1.92%	0.11%	to	0.61%	6.12%	to	6.65%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return*** lowest to highest
Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares Strategic Asset Management (“SAM”) Portfolios, Continued:
SAM Conservative Growth Portfolio (37)
2008	1,983,415	$11.18	to	$11.53	$22,671,303	3.78%	0.07%	to	0.60%	-34.39%	to	-34.06%
2007	2,324,579	17.04	to	17.49	40,346,855	1.40%	0.09%	to	0.59%	7.26%	to	7.79%
2006	2,077,616	15.89	to	16.23	33,500,907	1.38%	0.10%	to	0.54%	10.13%	to	10.68%
2005	1,733,050	14.42	to	14.66	25,285,447	1.09%	0.15%	to	0.52%	4.98%	to	5.50%
2004	1,303,347	13.74	to	13.90	18,044,012	1.26%	0.21%	to	0.46%	9.76%	to	10.31%
SAM Flexible Income Portfolio (38)
2008	494,283	11.14	to	11.49	5,661,528	6.81%	0.00%	to	0.90%	-15.42%	to	-15.01%
2007	455,614	13.17	to	13.52	6,139,654	4.21%	0.01%	to	0.86%	4.13%	to	4.65%
2006	379,723	12.65	to	12.92	4,895,279	3.60%	0.01%	to	0.92%	4.89%	to	5.40%
2005	399,627	12.06	to	12.26	4,890,554	2.97%	0.02%	to	0.85%	1.43%	to	1.93%
2004	381,814	11.89	to	12.03	4,586,297	3.19%	0.02%	to	0.86%	4.51%	to	5.02%
SAM Strategic Growth Portfolio (39)
2008	1,308,258	11.00	to	11.35	14,732,586	3.59%	0.04%	to	0.60%	-38.58%	to	-38.27%
2007	1,394,689	17.91	to	18.39	25,483,840	0.94%	0.05%	to	0.61%	7.56%	to	8.09%
2006	1,358,333	16.66	to	17.01	22,988,692	0.88%	0.07%	to	0.59%	10.94%	to	11.49%
2005	1,146,756	15.01	to	15.26	17,422,835	0.52%	0.10%	to	0.57%	5.73%	to	6.25%
2004	952,715	14.20	to	14.36	13,639,787	0.57%	0.14%	to	0.51%	10.71%	to	11.26%

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	Formerly named Dreyfus Small Cap Portfolio - changed in 2005.

(3)	Formerly named Scudder Variable Series I - changed in 2006.

(4)	Formerly named Scudder Bond Portfolio - changed in 2006.

(5)	Formerly named Scudder Global Discovery Portfolio - changed in 2006.

(6)	Formerly named Scudder Growth and Income Portfolio - changed in 2006.

(7)	Formerly named Scudder International Portfolio - changed in 2006.

(8)	Formerly named Scudder Variable Series II - changed in 2006.

(9)	Formerly named SVS Dreman High Return Equity Portfolio - changed in 2006.

(10)	Formerly named Scudder Government & Agency Securities Portfolio - changed in 2006.

(11)	Formerly named Scudder High Income Portfolio - changed in 2006.

(12)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(13)	Formerly named Scudder Small Cap Growth Portfolio - changed in 2006.

(14)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005

(15)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010

(16)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015

(17)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

(18)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025

(19)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030

(20)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income

(21)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20%

(22)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50%

(23)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70%

(24)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85%

(25)	Formerly named Franklin Small Cap Fund - changed in 2005.

(26)	For the period (commencement of operations): May 2, 2005 to December 31, 2005.

(27)	Formerly named Goldman Sachs CORE Small Cap Equity Fund - changed in 2006.

(28)	Formerly named Janus Capital Appreciation Portfolio - changed in 2005.

(29)	Formerly named Janus Aggressive Growth Portfolio - changed in 2005.

(30)	Formerly named PIMCO Foreign Bond Portfolio - changed in 2005.

(31)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008

(32)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(33)	The PVC SmallCap Growth Account (formerly named WM Small Cap Growth Fund), changed its name to PVC Small Cap Growth Account II, effective May 17, 2008

(34)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(35)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio effective January 5, 2007

(36)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio effective January 5, 2007

(37)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio effective January 5, 2007

(38)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio effective January 5, 2007

(39)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio effective January 5, 2007

*	These amounts represent the annualized dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract holder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

5.	FINANCIAL HIGHLIGHTS, CONTINUED

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED

	Individual flexible premium variable annuity with standard benefit unit activity during:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio (1)	2008	8,401	7,905	(9,394)	6,911	$7.20
	2007	9,415	2,731	(3,745)	8,401	11.60
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2008	131,462	13,013	(23,295)	121,180	6.35
	2007	133,701	21,612	(23,851)	131,462	10.32
Quality Bond Portfolio	2008	137,392	6,337	(37,314)	106,415	11.48
	2007	134,478	181,481	(178,567)	137,392	12.15
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2008	7,248	1,056	(654)	7,650	5.83
	2007	7,211	137	(100)	7,248	9.01
DWS Variable Series I subaccounts:
Bond VIP	2008	336,446	84,727	(78,622)	342,551	11.56
	2007	263,498	198,786	(125,838)	336,446	14.05
Global Opportunities VIP	2008	197,615	52,396	(43,362)	206,649	9.07
	2007	173,388	52,625	(28,398)	197,615	18.33
Growth & Income VIP	2008	235,192	21,636	(66,975)	189,853	6.16
	2007	249,103	31,220	(45,131)	235,192	10.10
International VIP	2008	547,136	96,246	(76,960)	566,422	5.25
	2007	547,922	99,433	(100,219)	547,136	10.25
DWS Variable Series II subaccounts:
Dreman High Return Equity VIP	2008	584,222	84,004	(90,507)	577,719	10.51
	2007	534,586	107,837	(58,201)	584,222	19.68
Government & Agency Securities VIP	2008	147,765	20,338	(44,710)	123,393	14.48
	2007	157,396	29,133	(38,764)	147,765	13.96
High Income VIP	2008	210,792	32,753	(51,091)	192,454	10.50
	2007	197,732	61,058	(47,998)	210,792	13.96
Money Market VIP	2008	82,002	70,774	(75,505)	77,271	11.78
	2007	65,386	64,863	(48,247)	82,002	11.61
Small Cap Growth VIP	2008	51,643	5,063	(5,427)	51,279	2.50
	2007	50,495	7,112	(5,964)	51,643	5.01
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2008	506,444	86,365	(69,324)	523,485	5.89
	2007	511,113	109,954	(114,623)	506,444	11.30
VIP Index 500 Portfolio	2008	529,446	80,025	(139,735)	469,736	7.49
	2007	524,602	114,495	(109,651)	529,446	12.04
VIP Mid Cap Portfolio	2008	203,102	31,656	(34,016)	200,742	13.83
	2007	180,068	50,602	(27,568)	203,102	23.12
Fidelity VIP Freedom Funds subaccounts:
VIP Freedom 2005 Portfolio (2)	2008	—	—	—	—	—
VIP Freedom 2010 Portfolio (3)	2008	—	—	—	—	—
VIP Freedom 2015 Portfolio (4)	2008	—	4,137	—	4,137	7.88
VIP Freedom 2020 Portfolio (5)	2008	—	4,110	—	4,110	7.44
VIP Freedom 2025 Portfolio (6)	2008	—	—	—	—	—
VIP Freedom 2030 Portfolio (7)	2008	—	247	—	247	7.01
VIP Freedom Income Portfolio (8)	2008	—	403	—	403	9.06
Fidelity VIP FundsManager Portfolios subaccounts:
VIP FundsManager 20% Portfolio (9)	2008	—	—	—	—	—
VIP FundsManager 50% Portfolio (10)	2008	—	3,935	(184)	3,751	8.32
VIP FundsManager 70% Portfolio (11)	2008	—	15,157	—	15,157	7.61
VIP FundsManager 85% Portfolio (12)	2008	—	—	—	—	—

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with standard benefit unit activity during, Continued:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2008	171,881	42,730	(61,604)	153,007	$11.03
	2007	155,613	51,062	(34,794)	171,881	23.59
Global Asset Allocation Fund	2008	91,820	20,186	(19,659)	92,347	12.81
	2007	68,228	28,865	(5,273)	91,820	17.30
Small - Mid Cap Growth Securities Fund	2008	91,475	15,724	(13,356)	93,843	6.90
	2007	85,250	21,214	(14,989)	91,475	12.14
Small Cap Value Securities Fund	2008	55,411	20,090	(12,458)	63,043	8.40
	2007	45,934	36,627	(27,150)	55,411	12.69
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2008	421,886	41,159	(68,564)	394,481	6.06
	2007	415,552	102,118	(95,784)	421,886	10.52
Mid Cap Value Fund	2008	213,439	7,911	(40,538)	180,812	12.87
	2007	233,146	26,076	(45,783)	213,439	20.74
Structured Small Cap Equity Fund	2008	39,381	13,167	(10,727)	41,821	8.95
	2007	20,915	23,435	(4,969)	39,381	13.75
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2008	169,891	70,014	(48,398)	191,507	11.29
	2007	161,297	51,360	(42,766)	169,891	13.61
Forty Portfolio (Institutional Shares)	2008	930,084	121,829	(185,907)	866,006	5.56
	2007	996,424	78,680	(145,020)	930,084	10.06
Mid Cap Growth Portfolio (Service Shares)	2008	60,335	22,504	(10,681)	72,158	7.21
	2007	58,258	10,229	(8,152)	60,335	13.00
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2008	193,705	21,910	(55,009)	160,606	13.15
	2007	189,234	55,757	(51,286)	193,705	13.63
VIT Low Duration Portfolio	2008	253,865	50,767	(70,179)	234,453	12.98
	2007	260,809	59,037	(65,981)	253,865	13.19
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Equity Income Account (13)	2008	411,425	40,122	(149,233)	302,314	11.43
	2007	366,843	656,132	(611,550)	411,425	17.55
MidCap Stock Account (14)	2008	182,507	23,806	(26,542)	179,771	10.81
	2007	132,448	311,242	(261,183)	182,507	15.56
SmallCap Growth Account II (15)	2008	111,725	32,220	(38,353)	105,592	5.37
	2007	117,545	1,610,764	(1,616,584)	111,725	9.25
West Coast Equity Account (16)	2008	70,805	13,209	(18,502)	65,512	9.04
	2007	42,241	83,652	(55,088)	70,805	13.77
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio (17)	2008	1,490,983	129,600	(370,320)	1,250,263	11.76
	2007	1,471,594	1,639,232	(1,619,843)	1,490,983	16.16
SAM Conservative Balanced Portfolio (18)	2008	274,156	73,788	(77,994)	269,950	11.71
	2007	263,738	302,878	(292,460)	274,156	14.70
SAM Conservative Growth Portfolio (19)	2008	1,056,564	115,902	(272,447)	900,019	11.53
	2007	947,762	1,194,417	(1,085,615)	1,056,564	17.49
SAM Flexible Income Portfolio (20)	2008	338,937	191,420	(139,564)	390,793	11.49
	2007	300,245	404,288	(365,596)	338,937	13.52
SAM Strategic Growth Portfolio (21)	2008	740,064	58,816	(138,897)	659,983	11.35
	2007	730,815	899,017	(889,768)	740,064	18.39

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed minimum death benefit unit activity during:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio (1)	2008	9,927	9,616	(13,264)	6,279	$7.07
	2007	11,445	3,709	(5,228)	9,926	11.41
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2008	81,511	14,229	(34,288)	61,452	6.23
	2007	79,370	20,477	(18,336)	81,511	10.15
Quality Bond Portfolio	2008	87,907	16,706	(52,858)	51,755	11.26
	2007	85,411	338,071	(335,575)	87,907	11.95
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2008	3,789	81	(1,226)	2,644	5.72
	2007	4,108	431	(750)	3,789	8.87
DWS Variable Series I subaccounts:
Bond VIP	2008	324,397	39,635	(146,310)	217,722	11.31
	2007	204,662	237,760	(118,025)	324,397	13.79
Global Opportunities VIP	2008	135,187	41,372	(44,958)	131,601	8.90
	2007	106,043	48,739	(19,595)	135,187	18.03
Growth & Income VIP	2008	102,640	8,768	(21,877)	89,531	6.03
	2007	122,832	14,808	(35,000)	102,640	9.91
International VIP	2008	337,246	95,937	(129,266)	303,917	5.13
	2007	293,235	105,735	(61,724)	337,246	10.05
DWS Variable Series II subaccounts:
Dreman High Return Equity VIP	2008	386,211	87,923	(132,607)	341,527	10.28
	2007	301,039	120,909	(35,737)	386,211	19.30
Government & Agency Securities VIP	2008	82,075	43,077	(22,163)	102,989	14.17
	2007	89,507	23,464	(30,896)	82,075	13.69
High Income VIP	2008	182,069	30,460	(93,279)	119,250	10.27
	2007	147,220	88,142	(53,293)	182,069	13.70
Money Market VIP	2008	28,150	36,987	(10,822)	54,315	11.53
	2007	24,725	42,880	(39,455)	28,150	11.39
Small Cap Growth VIP	2008	20,155	6,947	(6,858)	20,244	2.44
	2007	24,867	3,857	(8,569)	20,155	4.91
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2008	351,946	100,869	(137,160)	315,655	5.78
	2007	331,844	111,771	(91,669)	351,946	11.11
VIP Index 500 Portfolio	2008	351,496	61,460	(122,640)	290,316	7.35
	2007	297,527	122,752	(68,783)	351,496	11.85
VIP Mid Cap Portfolio	2008	112,820	22,489	(32,600)	102,709	13.57
	2007	104,662	31,848	(23,690)	112,820	22.75
Fidelity VIP Freedom Funds subaccounts:
VIP Freedom 2005 Portfolio (2)	2008	—	—	—	—	—
VIP Freedom 2010 Portfolio (3)	2008	—	—	—	—	—
VIP Freedom 2015 Portfolio (4)	2008	—	—	—	—	—
VIP Freedom 2020 Portfolio (5)	2008	—	—	—	—	—
VIP Freedom 2025 Portfolio (6)	2008	—	6,498	—	6,498	7.30
VIP Freedom 2030 Portfolio (7)	2008	—	389	(87)	302	7.00
VIP Freedom Income Portfolio (8)	2008	—	—	—	—	—
Fidelity VIP FundsManager Portfolios subaccounts:
VIP FundsManager 20% Portfolio (9)	2008	—	—	—	—	—
VIP FundsManager 50% Portfolio (10)	2008	—	16,060	(369)	15,691	8.32
VIP FundsManager 70% Portfolio (11)	2008	—	3,232	—	3,232	7.60
VIP FundsManager 85% Portfolio (12)	2008	—	18,894	—	18,894	7.15

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed minimum death benefit unit activity during, Continued:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2008	83,339	17,676	(23,008)	78,007	$10.79
	2007	66,097	32,337	(15,095)	83,339	23.14
Global Asset Allocation Fund	2008	31,686	8,703	(13,322)	27,067	12.57
	2007	17,135	17,569	(3,018)	31,686	17.02
Small - Mid Cap Growth Securities Fund	2008	63,141	11,348	(23,743)	50,746	6.77
	2007	47,543	32,454	(16,856)	63,141	11.94
Small Cap Value Securities Fund	2008	63,444	15,935	(17,089)	62,290	8.33
	2007	20,559	53,501	(10,616)	63,444	12.60
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2008	321,358	62,481	(141,131)	242,708	5.94
	2007	286,073	120,422	(85,137)	321,358	10.35
Mid Cap Value Fund	2008	117,365	15,537	(53,725)	79,177	12.63
	2007	121,209	25,749	(29,593)	117,365	20.40
Structured Small Cap Equity Fund	2008	38,133	12,491	(12,935)	37,689	8.78
	2007	17,823	24,524	(4,214)	38,133	13.53
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2008	99,911	59,020	(49,662)	109,269	11.08
	2007	62,179	48,188	(10,456)	99,911	13.39
Forty Portfolio (Institutional Shares)	2008	522,797	137,891	(168,665)	492,023	5.44
	2007	541,147	80,430	(98,780)	522,797	9.87
Mid Cap Growth Portfolio (Service Shares)	2008	16,620	11,530	(12,928)	15,222	7.08
	2007	15,778	2,387	(1,545)	16,620	12.78
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2008	162,147	33,342	(100,970)	94,519	12.87
	2007	139,673	73,071	(50,597)	162,147	13.37
VIT Low Duration Portfolio	2008	247,730	53,037	(135,784)	164,983	12.71
	2007	230,230	86,855	(69,355)	247,730	12.94
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Equity Income Account (13)	2008	429,217	14,791	(104,553)	339,455	11.21
	2007	362,341	589,890	(523,014)	429,217	17.26
MidCap Stock Account (14)	2008	104,604	18,616	(32,529)	90,691	10.61
	2007	52,516	171,509	(119,421)	104,604	15.31
SmallCap Growth Account II (15)	2008	38,578	4,097	(7,126)	35,549	5.27
	2007	38,406	349,483	(349,311)	38,578	9.10
West Coast Equity Account (16)	2008	47,161	2,174	(20,873)	28,462	8.96
	2007	16,191	62,779	(31,809)	47,161	13.68
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio (17)	2008	1,114,209	223,786	(308,262)	1,029,733	11.57
	2007	1,001,612	1,177,533	(1,064,936)	1,114,209	15.95
SAM Conservative Balanced Portfolio (18)	2008	173,702	45,731	(57,724)	161,709	11.53
	2007	133,058	196,502	(155,858)	173,702	14.51
SAM Conservative Growth Portfolio (19)	2008	1,003,512	343,791	(484,066)	863,237	11.36
	2007	873,915	1,118,158	(988,561)	1,003,512	17.26
SAM Flexible Income Portfolio (20)	2008	106,372	40,907	(56,877)	90,402	11.32
	2007	68,585	157,675	(119,888)	106,372	13.35
SAM Strategic Growth Portfolio (21)	2008	513,762	69,526	(57,820)	525,468	11.18
	2007	460,104	622,573	(568,915)	513,762	18.15

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed retirement income benefit unit activity during:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio (1)	2008	7,280	7,649	(8,009)	6,920	$7.07
	2007	9,387	1,068	(3,175)	7,280	11.41
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2008	43,082	4,274	(9,543)	37,813	6.23
	2007	41,880	8,762	(7,560)	43,082	10.15
Quality Bond Portfolio	2007	31,965	3,349	(16,292)	19,022	11.26
	2007	34,367	96,944	(99,346)	31,965	11.95
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2008	1,361	142	(819)	684	5.72
	2007	1,296	69	(4)	1,361	8.87
DWS Variable Series I subaccounts:
Bond VIP	2008	44,479	10,903	(20,700)	34,682	11.31
	2007	42,707	13,237	(11,465)	44,479	13.79
Global Opportunities VIP	2008	39,550	4,277	(6,899)	36,928	8.90
	2007	42,220	4,886	(7,556)	39,550	18.03
Growth & Income VIP	2008	84,942	4,330	(16,529)	72,743	6.03
	2007	86,086	18,278	(19,422)	84,942	9.91
International VIP	2008	124,789	16,586	(26,012)	115,363	5.13
	2007	136,247	17,135	(28,593)	124,789	10.05
DWS Variable Series II subaccounts:
Dreman High Return Equity VIP	2008	150,623	18,161	(29,703)	139,081	10.28
	2007	152,833	15,394	(17,604)	150,623	19.30
Government & Agency Securities VIP	2008	54,407	4,296	(21,191)	37,512	14.17
	2007	54,195	15,359	(15,147)	54,407	13.69
High Income VIP	2008	44,027	4,175	(11,459)	36,743	10.27
	2007	45,031	13,634	(14,638)	44,027	13.70
Money Market VIP	2008	14,490	635	(9,461)	5,664	11.53
	2007	14,672	6,486	(6,668)	14,490	11.39
Small Cap Growth VIP	2008	37,978	2,304	(5,412)	34,870	2.44
	2007	37,014	4,358	(3,394)	37,978	4.91
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2008	110,663	11,816	(22,014)	100,465	5.78
	2007	130,673	22,882	(42,892)	110,663	11.11
VIP Index 500 Portfolio	2008	99,694	11,284	(27,138)	83,840	7.35
	2007	114,453	17,056	(31,815)	99,694	11.85
VIP Mid Cap Portfolio	2008	44,122	3,552	(6,436)	41,238	13.57
	2007	50,075	3,796	(9,749)	44,122	22.75

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed retirement income benefit unit activity during, Continued:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Fidelity VIP Freedom Funds subaccounts:
VIP Freedom 2005 Portfolio (2)	2008	—	—	—	—	$—
VIP Freedom 2010 Portfolio (3)	2008	—	—	—	—	—
VIP Freedom 2015 Portfolio (4)	2008	—	—	—	—	—
VIP Freedom 2020 Portfolio (5)	2008	—	—	—	—	—
VIP Freedom 2025 Portfolio (6)	2008	—	—	—	—	—
VIP Freedom 2030 Portfolio (7)	2008	—	—	—	—	—
VIP Freedom Income Portfolio (8)	2008	—	—	—	—	—
Fidelity VIP FundsManager Portfolios subaccounts:
VIP FundsManager 20% Portfolio (9)	2008	—	—	—	—	—
VIP FundsManager 50% Portfolio (10)	2008	—	—	—	—	—
VIP FundsManager 70% Portfolio (11)	2008	—	—	—	—	—
VIP FundsManager 85% Portfolio (12)	2008	—	4,844	—	4,844	7.15
Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2008	18,801	683	(1,168)	18,316	10.79
	2007	20,586	13,634	(15,419)	18,801	23.14
Global Asset Allocation Fund	2008	14,000	2,362	(1,872)	14,490	12.57
	2007	15,777	4	(1,781)	14,000	17.02
Small - Mid Cap Growth Securities Fund	2008	22,302	2,384	(5,178)	19,508	6.77
	2007	24,783	3,692	(6,173)	22,302	11.94
Small Cap Value Securities Fund	2008	1,223	891	(1,002)	1,112	8.33
	2007	1,077	507	(361)	1,223	12.60
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2008	105,704	10,238	(23,500)	92,442	5.94
	2007	112,072	26,522	(32,890)	105,704	10.35
Mid Cap Value Fund	2008	51,747	3,142	(12,040)	42,849	12.63
	2007	54,965	9,970	(13,188)	51,747	20.40
Structured Small Cap Equity Fund	2008	413	1,404	(1,232)	585	8.78
	2007	973	261	(821)	413	13.53
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2008	30,727	17,271	(11,229)	36,769	11.08
	2007	33,519	3,980	(6,772)	30,727	13.39
Forty Portfolio (Institutional Shares)	2008	332,802	28,163	(71,018)	289,947	5.44
	2007	369,079	6,895	(43,172)	332,802	9.87
Mid Cap Growth Portfolio (Service Shares)	2008	13,668	1,374	(5,005)	10,037	7.08
	2007	14,711	709	(1,752)	13,668	12.78

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed retirement income benefit unit activity during, Continued:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2008	40,152	3,300	(15,413)	28,039	$12.87
	2007	40,348	12,138	(12,334)	40,152	13.37
VIT Low Duration Portfolio	2008	65,709	12,533	(27,715)	50,527	12.71
	2007	66,718	17,520	(18,529)	65,709	12.94
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Equity Income Account (13)	2008	33,371	6,083	(15,452)	24,002	11.21
	2007	62,907	70,553	(100,089)	33,371	17.26
MidCap Stock Account (14)	2008	23,410	4,934	(7,061)	21,283	10.61
	2007	25,097	45,089	(46,776)	23,410	15.31
SmallCap Growth Account II (15)	2008	17,871	461	(3,047)	15,285	5.27
	2007	21,244	217,056	(220,429)	17,871	9.10
West Coast Equity Account (16)	2008	—	2,522	—	2,522	8.96
	2007	823	823	(1,646)	—	13.68
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio (17)	2008	85,680	3,228	(15,611)	73,297	11.57
	2007	93,411	113,444	(121,175)	85,680	15.95
SAM Conservative Balanced Portfolio (18)	2008	41,751	18,181	(862)	59,070	11.53
	2007	44,067	62,191	(64,507)	41,751	14.51
SAM Conservative Growth Portfolio (19)	2008	151,797	11,016	(14,472)	148,341	11.36
	2007	138,839	160,073	(147,115)	151,797	17.26
SAM Flexible Income Portfolio (20)	2008	1,364	437	(536)	1,265	11.32
	2007	1,989	1,989	(2,614)	1,364	13.35
SAM Strategic Growth Portfolio (21)	2008	103,906	5,197	(17,818)	91,285	11.18
	2007	114,133	141,126	(151,353)	103,906	18.15

	Individual flexible premium variable annuity with guaranteed minimum death benefit and retirement income benefit unit activity during:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio (1)	2008	238	248	(452)	34	$6.94
	2007	468	36	(266)	238	11.23
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2008	28,998	3,498	(7,154)	25,342	6.11
	2007	28,465	7,935	(7,402)	28,998	9.99
Quality Bond Portfolio	2008	30,593	3,036	(12,182)	21,447	11.05
	2007	30,393	108,760	(108,560)	30,593	11.76
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2008	738	—	(9)	729	5.61
	2007	738	—	—	738	8.72

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed minimum death benefit and retirement income benefit unit activity during, Continued:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
DWS Variable Series I subaccounts:
Bond VIP	2008	33,525	1,548	(7,630)	27,443	$11.07
	2007	35,078	17,785	(19,338)	33,525	13.52
Global Opportunities VIP	2008	28,786	3,855	(5,701)	26,940	8.73
	2007	29,736	4,869	(5,819)	28,786	17.74
Growth & Income VIP	2008	79,179	6,546	(8,219)	77,506	5.90
	2007	77,134	21,687	(19,642)	79,179	9.72
International VIP	2008	95,044	16,344	(21,113)	90,275	5.02
	2007	104,045	15,453	(24,454)	95,044	9.86
DWS Variable Series II subaccounts:
Dreman High Return Equity VIP	2008	117,039	17,464	(21,257)	113,246	10.06
	2007	117,048	15,566	(15,575)	117,039	18.94
Government & Agency Securities VIP	2008	48,737	5,647	(17,970)	36,414	13.87
	2007	50,281	23,928	(25,472)	48,737	13.43
High Income VIP	2008	32,369	2,153	(8,118)	26,404	10.05
	2007	32,262	10,584	(10,477)	32,369	13.44
Money Market VIP	2008	5,740	12,118	(1,242)	16,616	11.28
	2007	6,223	1,929	(2,412)	5,740	11.18
Small Cap Growth VIP	2008	7,383	1,149	(1,138)	7,394	2.39
	2007	6,913	1,712	(1,242)	7,383	4.82
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2008	84,917	11,219	(18,969)	77,167	5.67
	2007	94,361	19,512	(28,956)	84,917	10.93
VIP Index 500 Portfolio	2008	68,130	6,167	(14,986)	59,311	7.21
	2007	70,819	16,776	(19,465)	68,130	11.65
VIP Mid Cap Portfolio	2008	26,818	1,519	(5,275)	23,062	13.31
	2007	26,703	3,279	(3,164)	26,818	22.38
Fidelity VIP Freedom Funds subaccounts:
VIP Freedom 2005 Portfolio (2)	2008	—	—	—	—	—
VIP Freedom 2010 Portfolio (3)	2008	—	—	—	—	—
VIP Freedom 2015 Portfolio (4)	2008	—	—	—	—	—
VIP Freedom 2020 Portfolio (5)	2008	—	—	—	—	—
VIP Freedom 2025 Portfolio (6)	2008	—	—	—	—	—
VIP Freedom 2030 Portfolio (7)	2008	—	—	—	—	—
VIP Freedom Income Portfolio (8)	2008	—	—	—	—	—
Fidelity VIP FundsManager Portfolios subaccounts:
VIP FundsManager 20% Portfolio (9)	2008	—	—	—	—	—
VIP FundsManager 50% Portfolio (10)	2008	—	—	—	—	—
VIP FundsManager 70% Portfolio (11)	2008	—	—	—	—	—
VIP FundsManager 85% Portfolio (12)	2008	—	—	—	—	—

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Individual flexible premium variable annuity with guaranteed minimum death benefit and retirement income benefit unit activity during:
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2008	3,420	76	(225)	3,271	$10.56
	2007	3,550	479	(609)	3,420	22.70
Global Asset Allocation Fund	2008	5,345	329	(53)	5,621	12.34
	2007	5,371	68	(94)	5,345	16.74
Small - Mid Cap Growth Securities Fund	2008	18,273	2,398	(4,100)	16,571	6.64
	2007	19,002	3,816	(4,545)	18,273	11.74
Small Cap Value Securities Fund	2008	14,064	2	—	14,066	8.25
	2007	14,174	79	(189)	14,064	12.52
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2008	78,033	9,807	(19,108)	68,732	5.83
	2007	80,997	22,878	(25,842)	78,033	10.18
Mid Cap Value Fund	2008	35,781	2,765	(7,675)	30,871	12.39
	2007	37,257	8,747	(10,223)	35,781	20.07
Structured Small Cap Equity Fund	2008	416	2	(315)	103	8.62
	2007	444	12	(40)	416	13.31
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2008	4,528	25	(1,863)	2,690	10.87
	2007	4,722	269	(463)	4,528	13.17
Forty Portfolio (Institutional Shares)	2008	231,580	25,131	(37,960)	218,751	5.32
	2007	260,451	6,426	(35,297)	231,580	9.68
Mid Cap Growth Portfolio (Service Shares)	2008	12,331	2,130	(3,314)	11,147	6.94
	2007	13,750	849	(2,268)	12,331	12.57
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2008	32,928	2,609	(11,944)	23,593	12.59
	2007	32,482	12,823	(12,377)	32,928	13.12
VIT Low Duration Portfolio	2008	54,615	3,840	(19,389)	39,066	12.43
	2007	55,305	19,434	(20,124)	54,615	12.69
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Equity Income Account (13)	2008	24,692	2,001	(7,573)	19,120	11.00
	2007	25,541	37,084	(37,933)	24,692	16.98
MidCap Stock Account (14)	2008	13,415	887	(3,099)	11,203	10.41
	2007	14,834	50,971	(52,390)	13,415	15.06
SmallCap Growth Account II (15)	2008	16,410	44,651	(47,354)	13,707	5.17
	2007	19,035	528,793	(531,418)	16,410	8.95
West Coast Equity Account (16)	2008	2,137	544	—	2,681	8.88
	2007	2,026	2,137	(2,026)	2,137	13.59
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio (17)	2008	114,142	10,289	(11,919)	112,512	11.39
	2007	116,895	117,623	(120,376)	114,142	15.74
SAM Conservative Balanced Portfolio (18)	2008	27,577	33	(501)	27,109	11.35
	2007	27,175	27,590	(27,188)	27,577	14.32
SAM Conservative Growth Portfolio (19)	2008	112,706	2,517	(43,405)	71,818	11.18
	2007	117,100	127,298	(131,692)	112,706	17.04
SAM Flexible Income Portfolio (20)	2008	8,941	2,887	(5)	11,823	11.14
	2007	8,904	8,943	(8,906)	8,941	13.17
SAM Strategic Growth Portfolio (21)	2008	36,957	351	(5,786)	31,522	11.00
	2007	53,281	61,230	(77,554)	36,957	17.91

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

6.	UNITS ISSUED AND REDEEMED, CONTINUED

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005

(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010

(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015

(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020

(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025

(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030

(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income

(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20%

(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50%

(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70%

(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85%

(13)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008

(14)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(15)	The PVC SmallCap Growth Account (formerly named WM SmallCap Growth Fund), changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

(16)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(17)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio effective January 5, 2007

(18)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio effective January 5, 2007

(19)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio effective January 5, 2007

(20)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio effective January 5, 2007

(21)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio effective January 5, 2007

7.	FAIR VALUE MEASUREMENT

This fair value disclosure includes information regarding the valuation of financial assets held by the Separate Account as of December 31, 2008 in accordance with the requirements of SFAS157.

Determination of Fair Values

The valuation methodologies used to determine the fair value of certain assets and liabilities under the guidance within SFAS157 reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair value of their financial assets based on quoted market prices. All of the assets listed below are actively-traded, open-ended mutual funds which are valued at the net asset value of the respective underlying portfolios. There are no restrictions on purchases or sales of these open-ended mutual funds.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

For the Periods Ended December 31, 2008 and 2007

7.	FAIR VALUE MEASUREMENT, CONTINUED

The following table presents the Separate Account’s hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2008:

(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets Level 1	Significant observable Inputs Level 2	Significant Unobservable Inputs Level 3
Assets:
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$144	$144	—	—
Dreyfus Variable Investment Fund - Service Class Shares
Developing Leaders Portfolio	1,544	1,544	—	—
Quality Bond Portfolio	2,258	2,258	—	—
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares
Socially Responsible Growth Fund	68	68	—	—
DWS Variable Series I - Class A Shares
Bond VIP	7,129	7,129	—	—
Global Opportunities VIP	3,612	3,612	—	—
Growth & Income VIP	2,609	2,609	—	—
International VIP	5,585	5,585	—	—
DWS Variable Series II - Class A Shares
Dreman High Return Equity VIP	12,166	12,166	—	—
Government & Agency Securities VIP	4,288	4,288	—	—
High Income VIP	3,893	3,893	—	—
Money Market VIP	1,790	1,790	—	—
Small Cap Growth VIP	281	281	—	—
Fidelity Variable Insurance Products (“VIP”) Funds - Service Class Shares
VIP Growth Portfolio	5,936	5,936	—	—
VIP Index 500 Portfolio	6,707	6,707	—	—
VIP Mid Cap Portfolio	5,042	5,042	—	—
Fidelity VIP Freedom Funds - Service Class 2 Shares
VIP Freedom 2005 Portfolio	—	—	—	—
VIP Freedom 2010 Portfolio	—	—	—	—
VIP Freedom 2015 Portfolio	33	33	—	—
VIP Freedom 2020 Portfolio	31	31	—	—
VIP Freedom 2025 Portfolio	47	47	—	—
VIP Freedom 2030 Portfolio	4	4	—	—
VIP Freedom Income Portfolio	4	4	—	—
Fidelity VIP FundsManager Portfolios - Service Class 2 Shares
VIP FundsManager 20% Portfolio	—	—	—	—
VIP FundsManager 50% Portfolio	162	162	—	—
VIP FundsManager 70% Portfolio	140	140	—	—
VIP FundsManager 85% Portfolio	170	170	—	—
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares
Developing Markets Securities Fund	2,765	2,765	—	—
Global Asset Allocation Fund	1,777	1,777	—	—
Small - Mid Cap Growth Securities Fund	1,234	1,234	—	—
Small Cap Value Securities Fund	1,175	1,175	—	—
Goldman Sachs Variable Insurance Trust - Institutional Class Shares
Capital Growth Fund	4,788	4,788	—	—
Mid Cap Value Fund	4,267	4,267	—	—
Structured Small Cap Equity Fund	714	714	—	—
Janus Aspen Series
Balanced Portfolio (Service Shares)	3,815	3,815	—	—
Forty Portfolio (Institutional Shares)	10,238	10,238	—	—
Mid Cap Growth Portfolio (Service Shares)	777	777	—	—
PIMCO Variable Insurance Trust - Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	3,991	3,991	—	—
VIT Low Duration Portfolio	6,275	6,275	—	—
Principal Variable Contracts (“PVC”) Funds, Inc - Class 2 Shares - Equity Funds
Equity Income Account	7,751	7,751	—	—
MidCap Stock Account	3,251	3,251	—	—
SmallCap Growth Account II	907	907	—	—
West Coast Equity Account	895	895	—	—
Principal Variable Contracts (“PVC”) Funds, Inc - Class 2 Shares - Strategic Asset Management (“SAM”) Portfolio
SAM Balanced Portfolio	28,780	28,780	—	—
SAM Conservative Balanced Portfolio	6,021	6,021	—	—
SAM Conservative Growth Portfolio	22,698	22,698	—	—
SAM Flexible Income Portfolio	5,668	5,668	—	—
SAM Strategic Growth Portfolio	14,750	14,750	—	—

Part C

Item 24.        Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”).[1]

	(2)	Not applicable.

	(3)	(a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc. [2]

		(b)	Investors Brokerage Services, Inc. Registered Representative Agreement. [2]

		(c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC. [3]

		(d)	Farmers Financial Solutions, LLC Registered Representative Agreement. [3]

		(e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[11]

		(f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[14]

	(4)	(a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity. [2]

		(b)	Revised Guaranteed Minimum Death Benefit Rider. [2]

		(c)	Revised Guaranteed Retirement Income Benefit Rider. [2]

		(d)	Waiver of Surrender Charge Rider – Terminal Illness. [2]

		(e)	Waiver of Surrender Charge Rider – Nursing Care. [2]

		(f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider. [4] [8]

		(g)	Individual Retirement Annuity Amendment Rider.[4,8]

		(h)	Roth Individual Retirement Annuity Endorsement. [4],8

		(i)	Final Contract for the Individual Flexible Premium Variable Annuity.[9]

		(j)	Revised Variable Contract Facing Page (2004).[10]

	(5)	(a)	Form of Application for the Individual Flexible Premium Variable Annuity.[2]

		(b)	Form of Variable Policy Application Supplement. [5]

		(c)	Revised Variable Policy Application Supplement. [4,6]

		(d)	Revised Variable Policy Application Supplement (2004).[9]

		(e)	Revised Variable Policy Application Supplement (2007).[12]

	(f)	Variable Policy Application Supplement (May 2008).[15]

(6)	(a)	Articles of Incorporation of Farmers New World Life Insurance Company. [7]

	(b)	By-Laws of Farmers New World Life Insurance Company. [7]

	(c)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[13]

(7)	Not applicable.

(8)	(a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company. [5]

	(b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company. [5]

	(c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company. [5]

	(d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[5]

	(e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[5]

	(f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company. [2]

	(g)	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company. [2]

	(h)	Form of Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company. [2]

	(i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company. [3]

	(j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company. [3]

	(k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. [3]

	(l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company. [3]

	(m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company. [3]

	(n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company. [3]

	(o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company. [3]

(p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company. [3]

(q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company. [3]

(r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company. [3]

(s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company. [6]

(t)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001. [6]

(u)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

(v)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[10]

(w)	Form of Rule 22c-2 Shareholder Information Agreement.[12]

(x)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company. [12]

(y)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007. [12]

(z)	Form of Participation Agreement among Principal Variable Contracts Fund, Inc., Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company. [15]

(aa)	Form of Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company. [15]

(bb)	Form of Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company. [15]

(cc)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company. [15]

(dd)	Form of Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company. [15]

	(ee)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company. [15]

	(ff)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company. [15]

	(gg)	Form of Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company. [15]

	(hh)	Form of Amendment No. 1 to the Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Farmers New World Life Insurance Company. [15]

	(ii)	Form of Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company. [15]

	(jj)	Form of Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company. [15]

	(kk)	Form of Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company. [15]

(9)	Opinion and Consent of Brian F. Kreger, Esquire.[16]

(10)

	(a)	Consent of PricewaterhouseCoopers LLP. [16]

	(b)	Consent of Deloitte & Touche LLP. [8]

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Performance Computations. 3 5

(14)	Not applicable.

(15)	Powers of Attorney. [1,3,4,9,11,14]

1 Incorporated herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547).

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

3 Incorporated herein by reference to Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

4 Incorporated herein by reference to Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

5 Incorporated herein by reference to Post-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

6 Incorporated herein by reference to Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

7 Incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

8 Incorporated herein by reference to Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

9 Incorporated herein by reference to Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

10 Incorporated herein by reference to Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

11 Incorporated herein by reference to Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).

12 Incorporated herein by reference to Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

13 Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

14 Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

15 Incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on August 8, 2008 (File Nos. 333-149540 and 811-09507).

16 Filed herewith.

Item 25.  Directors and Officers of Farmers New World Life Insurance Company

Name and Principal Business Address	Position and Office with Depositor
Paul N. Hopkins[1]	Chairman of the Board and Director
C. Paul Patsis[2]	President, Chief Executive Officer, and Director
Debra Broek-DeBoer[7]	Director
Gary R. Severson[3]	Director
Stanley R. Smith[4]	Director
John F. Sullivan, Jr.[5]	Director
Oscar Tengtio[2]	Senior Vice President, Chief Financial Officer, and Director

Name and Principal Business Address	Position and Office with Depositor
Dieter F. Wemmer[7]	Director
Brian F. Kreger[2]	Corporate Secretary, Vice President, and General Counsel
Michael W. Keller[2]	Chief Marketing Officer and Senior Vice President
Ryan R. Larson[2]	Senior Vice President and Chief Actuary
James I. Randolph[2]	Senior Vice President and Assistant Secretary
Leeann G. Badgett[2]	Assistant Treasurer
Gerald A. Dulek[6]	Assistant Vice President
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Paul F. Hott[2]	Assistant Vice President
Deborah M. Kusaka[2]	Assistant Treasurer
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Assistant Vice President and Assistant Secretary

James P. Brennan, Sr., Esq. serves as the Chief Compliance Officer for the Registrant.2

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 – 77th Ave. SE, Mercer Island, WA 98040.
[3]	The principal business address is 801 2nd Ave., Seattle, WA 98104.
[4]	The principal business address is 3150 Tolouse Circle, Thousand Oaks, CA 91362.
[5]	The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.
[6]	The principal business address is 30801 Agoura Road, Bldg. 1, Westlake Village, CA 91301.
[7]	The principal business address is Mythenquai 2, 8002 Zurich, Schweiz.

Item 26.        Persons Controlled By or Under Common Control With the Depositor or Registrant-

Organizations Affiliated with Zurich Financial Services

Company	Domiciled	Ownership	%
Aktiengesellschaft Assuricum	Switzerland	Zurich Insurance Company	99.60
Allied Zurich Holdings Limited	CI	Zurich Group Holding	100.00
Allied Zurich Limited UK	UK	Zurich Financial Services	100.00
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00
Assurance Company of America	NY	Maryland Casualty Company	100.00
BG Investments Ltd.	BDA	Aktiengesellschaft Assuricum	04.58
BG Investments Ltd.	BDA	Zurich Insurance Company	95.42
Centre Financial Services Holdings Limited	BDA	Centre Group Holdings Limited	100.00
Centre Group Holdings (US) Limited	DE	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BDA	CMSH Limited	100.00
Centre Insurance Company	DE	Centre Solutions (US) Limited	100.00
Centre Life Insurance Company	MA	Centre Solutions (US) Limited	100.00
Centre Reinsurance (US) Limited	BDA	Centre Reinsurance Holdings (Delaware) Limited	100.00
Centre Reinsurance Holdings (Delaware) Limited	DE	Centre Group Holdings (US) Limited	100.00
Centre Solutions (Bermuda) Limited	BDA	Centre Group Holdings Limited	100.00
Centre Solutions (US) Limited	BDA	Centre Group Holdings (US) Limited	100.00
Centre Solutions Holdings (Delaware) Limited	DE	Centre Solutions (US) Limited	100.00
CMSH Limited	BDA	Zurich Insurance Company	64.70
CMSH Limited	BDA	BG Investments Ltd.	35.30
Colonial American Casualty & Surety Co.	MD	Fidelity & Deposit Company of Maryland	100.00

Company	Domiciled	Ownership	%
Constellation Reinsurance Company	NY	Centre Reinsurance Holdings (Delaware) Limited	100.00
Crown Management Services Limited	DE	CMSH Limited	100.00
Disability Management Services, Inc.	CT	Group Holdings (US) Limited	40.00
Diversified Specialty Risk	TX	American Guarantee & Liability Insurance Co.	100.00
Empire Fire & Marine Insurance Company	NE	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00
Empire Management Services, Inc.	NE	Empire Fire & Marine Insurance Company	100.00
Farmers Group, Inc.	NV	Zurich Insurance Company	87.90
Farmers Group, Inc.	NV	Zurich Group Holdings	10.375
Farmers Group, Inc.	NV	Zurich RegCaPs Funding Limited Partnership	01.725
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services, LLC	DE	ZFUS Services, LLC	100.00
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
Fidelity & Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Kemper Corporation	DE	Zurich Holding Company of America	100.00
Kemper Investors Life Insurance Company	IL	Kemper Corporation	100.00
Keswick Realty, Inc.	IL	The Zurich Services Corporation	100.00
Maine Bonding and Casualty Co.	ME	Maryland Casualty Company	100.00
Maryland Casualty Company	MD	Zurich American Insurance Company	100.00
Maryland Insurance Company	TX	Maryland Casualty Company	100.00
MI Administrators, LLC	WA	FIG Leasing Company, Inc.	100.00
National Standard Insurance Company	TX	Maryland Casualty Company	100.00
Northern Insurance Company of New York	NY	Maryland Casualty Company	100.00
Orange Stone Holdings	IRE	CMSH Limited	100.00
Orange Stone Reinsurance	IRE	Crown Management Services Limited	100.00
Prematic Service Corporation (CA)	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation (CA)	CA	Fire Underwriters Association	9.00
Prematic Service Corporation (CA)	CA	Truck Underwriters Association	53.00
Prematic Service Corporation (NV)	NV	Prematic Service Corporation (CA)	100.00
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00
Sterling Forest LLC	DE	Zurich American Insurance Company	100.00
THIC Holdings LLC	NH	pending
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Universal Underwriters Acceptance Corp.	KS	Zurich Holding Company of America	100.00
Universal Underwriters Insurance Company	KS	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	MA	Universal Underwriters Management Company	100.00
Universal Underwriters Life Ins. Co.	KS	Universal Underwriters Insurance Company	100.00
Universal Underwriters Management Company	KS	Zurich Holding Company of America	100.00
Universal Underwriters of Texas Ins. Co.	TX	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corp.	MO	Zurich Holding Company of America	100.00
ZC Specialty Insurance Company	TX	Centre Solutions (US) Limited	100.00
ZFS Finance, USA LLC I	DE	Zurich Holding Company of America	100.00
ZFS Finance, USA LLC II	DE	Zurich Holding Company of America	100.00
ZFS Finance, USA LLC III	DE	Zurich Holding Company of America	100.00
ZFSH, LLC	DE	Zurich Holding Company of America	100.00
ZFUS Services, LLC	DE	Zurich Holding Company of America	100.00
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00
Zurich Agency Services, Inc.	TX	Maryland Casualty Company	100.00

Company	Domiciled	Ownership	%
Zurich American Insurance Company	NY	Zurich Holding Company of America	100.00
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00
Zurich Benefit Finance, LLC	DE	Zurich Holding Company of America	100.00
Zurich CZI Management Holding, Ltd.	DE	Zurich Global Investment Management	100.00
Zurich E&S Brokerage, Inc.	CA	Zurich American Insurance Company	100.00
Zurich Finance, (USA), Inc.	DE	Zurich Holding Company of America	100.00
Zurich Global Investment Advisors, LLC	DE	Zurich Holding Company of America	100.00
Zurich Group Holding	Switzerland	Zurich Financial Services	57.70
Zurich Group Holding	Switzerland	Allied Zurich Limited UK	42.30
Zurich Holding Company of America	DE	Zurich Insurance Company	99.87
Zurich Holding Company of America	DE	Crown Management Services Limited	00.13
Zurich Insurance Company	Switzerland	Zurich Group Holding	100.00
Zurich International (Bermuda) Ltd.	BDA	BG Investments Ltd.	29.27
Zurich International (Bermuda) Ltd.	BDA	Zurich Insurance Company	30.31
Zurich International (Bermuda) Ltd.	BDA	Aktiengesellscaft Assuricum	40.42
Zurich Warranty Management Services LTD	UK	The Zurich Services Corporation	100.00
The Zurich Services Corporation	IL	Zurich Holding Company of America	100.00
Sterling Forest LLC	DE	Zurich America Insurance Company	100.00
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
ZFS Finance USA LLC, IV	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance USA LLC, V	DE	Zurich Holding Company of America, Inc,	100.00
Zurich Latin America Corporation	DE	The Zurich Services Corporation	100.00

Zurich Financial Services conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domiciled	Ownership	%
American Federation Insurance Company	FL	Foremost Insurance Company Grand Rapids, Michigan	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.50
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Georgia, Inc.	GA	Bristol West Holdings, Inc.	100.00
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Corvette General Agency, Inc.	GA	Foremost Affiliated Insurance Services, Inc.	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00

Company	Domiciled	Ownership	%
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	06.70
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	County Mutual Company
FFS Holding, LLC	NV	Mid Century Ins. Co.	100.00
Fire Insurance Exchange	CA	Interinsurance Exchange
Federation Insurance Services of California, Inc.	CA	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Affiliated Insurance Services, Inc.	MI	Foremost Corporation of America	100.00
Foremost Affinity Services, Inc.	MI	Foremost Corporation of America	100.00
Foremost Corporation of America	MI	Farmers Insurance Exchange	80.00
Foremost Corporation of America	MI	Fire Insurance Exchange	10.00
Foremost Corporation of America	MI	Truck Insurance Exchange	10.00
Foremost County Mutual Insurance Company	TX	County Mutual Company
Foremost Express Insurance Agency, Inc.	MI	Foremost Corporation of America	100.00
Foremost Financial Services Corporation	DE	Foremost Corporation of America	100.00
Foremost Home Brokers, Inc,	MI	Foremost Corporation of America	100.00
Foremost Home Services Corporation	MI	Foremost Corporation of America	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Foremost Corporation of America	100.00
Foremost Lloyds of Texas	TX	Lloyds Company
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Real Estate Company Grand Rapids, Michigan	MI	Foremost Corporation of America	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Frontier Insurance Agency, Inc.	OR	Foremost Affiliated Insurance Services, Inc.	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Knight Agency, Inc.	KY	Foremost Affiliated Insurance Services, Inc.	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
Mid Century Ins. Co.	CA	Farmers Insurance Exchange	80.00
Mid Century Ins. Co.	CA	Fire Insurance Exchange	12.50
Mid Century Ins. Co.	CA	Truck Insurance Exchange	07.50
Mid Century Ins. Co. of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Pacific Way Insurance Agency, Inc.	WA	Foremost Affiliated Insurance Services, Inc.	100.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00
Sunrise Insurance Agency of Arizona, Inc.	AZ	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency of Texas, Inc.	TX	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency, Inc.	NV	Foremost Affiliated Insurance Services, Inc.	100.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70

Company	Domiciled	Ownership	%
Truck Insurance Exchange	CA	Interinsurance Exchange
Western Star Underwriters, Inc.	TX	Foremost Corporation of America	100.00
WVGRR Properties, LLC	DE	Farmers New World Life Insurance Company	100.00

Item 27.        Number of Contractowners

As of February 28, 2009, there were 3,530 Non-Qualified Contracts and 4,668 Qualified Contracts issued and in-force.

Item 28.        Indemnification

Under its By-laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-laws of Farmers New World Life Insurance Company (as amended October 24, 1995)

INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 47.

(a)        Right of Indemnity. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

(b)        Scope of Indemnity. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

(c)        Determination of Claims for Indemnity. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.        Principal Underwriter

(a)	Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b)	Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows:

Name and Principal Business Address	Positions and Offices with FFS
C. Paul Patsis[1]	Chairman of the Board
Donald K. Mealer[2]	President, Director
Jerry J. Carnahan[3]	Director
Donnell Reid[4]	Director
Joseph Conversino[2]	Assistant Vice President
Bardea C. Huppert[2]	Vice President and Chief Operating Officer
Steven K. Klein[2]	Vice President and Chief Compliance Officer
Steven A. Muramoto[2]	Treasurer and Chief Financial Officer
Doren E. Hohl[3]	Secretary

[1]	The principal business address is 3003 – 77th Avenue, S.E. Mercer Island, Washington 98040.
[2]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301.
[3]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.
[4]	The principal business address is 1281 Pinrun Dr., Ballwin, MO 63011.

(c)(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

Farmers Financial Solutions, LLC	N/A	N/A	$2,632,579.07	N/A

Item 30.        Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3003 – 77th Avenue, S.E., Mercer Island, WA 98040, at

2500 Farmers Way, Columbus, OH 43235, and by McCamish Systems, L.L.C. Insurance Administrators at 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 31.        Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.        Undertakings and Representations.

(a)        The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b)        The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c)        The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)        The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)        The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 12 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 29th day of April 2009.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Brian F. Kreger	By:	/s/ C. Paul Patsis
	Brian F. Kreger Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		C. Paul Patsis President Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Brian F. Kreger	By:	/s/ C. Paul Patsis
	Brian F. Kreger Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		C. Paul Patsis President Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Paul N. Hopkins*/	Chairman of the Board and Director	April 29, 2009

/s/ C. Paul Patsis C. Paul Patsis	President, Chief Executive Officer, and Director (Principal Executive Officer)	April 29, 2009

Debra Broek-DeBoer	Director	April 29, 2009

Gary R. Severson */	Director	April 29, 2009

Stanley R. Smith */	Director	April 29, 2009

John F. Sullivan, Jr. */	Director	April 29, 2009

Signature	Title	Date

Oscar Tengtio */	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	April 29, 2009

Dieter F. Wemmer	Director	April 29, 2009

/s/ C. Paul Patsis	On April 29, 2009 as Attorney-in-Fact pursuant to powers of attorney filed herewith or by previous amendment.
*/ By: C. Paul Patsis

Exhibit Index

Exhibit 9	Opinion and Consent of Brian F. Kreger, Esquire

Exhibit 10(a)	Consent of PricewaterhouseCoopers LLP